As filed with the Securities and Exchange Commission
                                on April 29, 2005

                                                      Registration No. 333-82133

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 7                      [X]

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                 AMENDMENT NO. 7                             [X]
                        (Check appropriate box or boxes)

                         PAX WORLD HIGH YIELD FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853
               (Address of Principal Executive Offices) (Zip Code)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                  800-767-1729

                           PAX WORLD MANAGEMENT CORP.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853
                         ATTENTION:  LAURENCE A. SHADEK
                                     THOMAS W. GRANT
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph (b)   [ ] On (date) pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)   [ ] On (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)   [ ] On (date) pursuant to paragraph (a)(2) of
                                                            rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940, Registrant's Rule 24f-2 Notice for fiscal year ended December 31, 2004 was filed on March 31, 2005.

                              CROSS REFERENCE SHEET
                            (AS REQUIRED BY RULE 495)

                  N-1A ITEM NO.                                        LOCATION
                  -------------                                        --------

                                                       PART A

Item 1.  Front and Back Cover Pages....................       Front Cover Page; Back Cover Page (Individual
                                                              Investor Class and Institutional Class)

Item 2.  Risk/Return Summary: Investments,
         Risks, and Performance........................       The High Yield Fund - Individual Investor Class -
                                                              Risk / Return Summary: Investment Objective,
                                                              Strategies, Performance and Risks (Individual
                                                              Investor Class)

                                                              Risk / Return Summary:  Investment Objective,
                                                              Strategies, Performance and Risks (Institutional
                                                              Class)

Item 3.  Risk/Return Summary: Fee Table................       (i) The High Yield Fund - Individual Investor
                                                              Class - Fees and Expenses; and (ii) The High Yield
                                                              Fund - Individual Investor Class - Financial
                                                              Highlights (Individual Investor Class)

                                                              (i)  Fees and Expenses; (ii) Financial Highlights
                                                              (Institutional Class)

Item 4.  Investment Objectives, Principal Investment
         Strategies, Related Risks and Disclosure of
         Portfolio Holdings............................       (i) The High Yield Fund - Individual Investor
                                                              Class - Risk / Return Summary: Investment
                                                              Objective, Strategies, Performance and Risks; (ii)
                                                              Investment Objectives, Principal Investment
                                                              Strategies and Additional Principal Risks; and
                                                              (iii) Portfolio Holdings (Individual Investor Class)

                                                              (i)  Risk / Return Summary:  Investment Objective,
                                                              Strategies, Performance and Risks; (ii) Investment
                                                              Objectives, Principal Investment Strategies and
                                                              Additional Principal Risks; and (iii) Portfolio
                                                              Holdings (Institutional Class)

Item 5.  Management, Organization, and Capital
         Structure.....................................       Management, Organization and Capital Structure of
                                                              the Funds (Individual Investor Class and
                                                              Institutional Class)

Item 6.  Shareholder Information.......................       (i) How Your Share Price (NAV) is Determined; (ii)
                                                              Shareholder Guide; (iii) Taxes, Dividends and
                                                              Distributions; (iv) Shareholder Services
                                                              (Individual Investor Class and Institutional Class)

                                                              Additional Information (Individual Investor Class)

                  N-1A ITEM NO.                                        LOCATION
                  -------------                                        --------

Item 7.  Distribution Arrangements.....................       Management, Organization and Capital Structure of
                                                              the Funds - Distribution (Individual Investor Class)

                                                              Management, Organization and Capital Structure of
                                                              the Fund - Distribution (Institutional Class)

Item 8.  Financial Highlights Information..............       The High Yield Fund - Financial Highlights
                                                              (Individual Investor Class)

                                                              Financial Highlights (Institutional Class)


                                                       PART B

Item 9.  Cover Page and Table of Contents..............       Cover Page; Table of Contents (Individual
                                                              Investor Class and Institutional Class)

Item 10.  Fund History.................................       Fund Histories (Individual Investor Class and
                                                              Institutional Class)

Item 11.  Description of the Fund and
          Its Investments and Risks....................       (i) Investment Objectives, Strategies and
                                                              Philosophies; (ii) Investments and Special
                                                              Considerations; Risk Factors; and (iii) Investment
                                                              Restrictions (Individual Investor Class and
                                                              Institutional Class)

Item 12.  Management of the Fund.......................       (i) Management of the Funds - Officers / Directors;
                                                              (ii) Management of the Funds - Management
                                                              Information; (iii) Management of the Funds - Codes
                                                              of Ethics; and (iv) Management of the Funds -
                                                              Proxy Voting Guidelines (Individual Investor Class
                                                              and Institutional Class)

Item 13.  Control Persons and Principal Holders of
          Securities...................................       Management of the Funds - Control Persons and
                                                              Principal Holders of Securities (Individual Investor
                                                              Class and Institutional Class)

Item 14.  Investment Advisory and Other
          Services.....................................       Investment Advisory and Other Services (Individual
                                                              Investor Class and Institutional Class)

Item 15.  Portfolio Managers...........................       Portfolio Managers (Individual Investor Class and
                                                              Institutional Class)

Item 16.  Brokerage Allocation and Other
          Practices....................................       Brokerage Allocation and Other Practices (Individual
                                                              Investor Class and Institutional Class)

Item 17.  Capital Stock and Other Securities...........       Capital Stock and Other Securities (Individual
                                                              Investor Class and Institutional Class)

                  N-1A ITEM NO.                                        LOCATION
                  -------------                                        --------

Item 18.  Purchase, Redemption, and Pricing
          of Shares....................................       Purchase, Redemption, Exchange and Pricing of Fund
                                                              Shares (Individual Investor Class and
                                                              Institutional Class)

Item 19.  Taxation of the Fund.........................       Taxation of the Funds (Individual Investor Class
                                                              and Institutional Class)

Item 20.  Underwriters.................................       Distribution (Individual Investor Class and
                                                              Institutional Class)

Item 21.  Calculation of Performance Data..............       Calculation of Performance Data (Individual
                                                              Investor Class and Institutional Class)

Item 22.  Financial Statements.........................       Financial Statements (Individual Investor Class
                                                              and Institutional Class)


                                     PART C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     PART A
                                   PROSPECTUS

                                   PROSPECTUS
                              APPLICATION ENCLOSED

                             PAX WORLD BALANCED FUND

                              PAX WORLD GROWTH FUND

                            PAX WORLD HIGH YIELD FUND
                            INDIVIDUAL INVESTOR CLASS

                                  29 APRIL 2005

                                [PAX WORLD LOGO]

Pax World offers mutual funds that seek to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life and that are not engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products. To denote this endeavor, the Funds have adopted the name "Pax World".

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION RELATING HERETO. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      The Pax World Funds' Privacy Policy and Practices Notice is included with this Prospectus but is not considered to be a part of this Prospectus.

OVERVIEW

Pax World Balanced Fund, Inc. (the "Balanced Fund"), Pax World Growth Fund, Inc. (the "Growth Fund") and Pax World High Yield Fund, Inc. (the "High Yield Fund") (individually, a "Fund"; collectively, the "Funds") are mutual funds that seek to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products. To denote this endeavor, the Funds have adopted the name "Pax World".

THE BALANCED FUND

The Balanced Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily income and conservation of principal and secondarily possible long-term growth of capital.

THE GROWTH FUND

The Growth Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily long-term growth of capital. Current income, if any, is incidental.

THE HIGH YIELD FUND

The High Yield Fund's primary investment objective is to provide its shareholders with a diversified holding of securities of companies that offer high current income. The High Yield Fund will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective of seeking high current income.

This Prospectus contains the information about the Balanced Fund, the Growth Fund and the High Yield Fund's Individual Investor Class of shares that you should know before investing. You are advised to read this Prospectus and retain it for future reference.

TABLE OF CONTENTS

                                                                            Page
THE BALANCED FUND
     RISK / RETURN SUMMARY:  INVESTMENT OBJECTIVE,
     STRATEGIES, PERFORMANCE AND RISKS..................................      1
         Investment Objective / Goal....................................      1
         Principal Investment Strategies................................      1
         Principal Risks................................................      1
         Performance Bar Chart..........................................      2
         Average Annual Total Returns...................................      3
         Highest and Lowest Quarterly Returns...........................      4
         Growth of a $10,000 Investment.................................      4
     FEES AND EXPENSES..................................................      5
     FINANCIAL HIGHLIGHTS...............................................      6

THE GROWTH FUND
     RISK / RETURN SUMMARY:  INVESTMENT OBJECTIVE,
     STRATEGIES, PERFORMANCE AND RISKS..................................      7
         Investment Objective / Goal....................................      7
         Principal Investment Strategies................................      7
         Principal Risks................................................      8
         Performance Bar Chart..........................................      9
         Average Annual Total Returns...................................      9
         Highest and Lowest Quarterly Returns...........................      10
         Growth of a $10,000 Investment.................................      11
     FEES AND EXPENSES..................................................      11
     FINANCIAL HIGHLIGHTS...............................................      13

THE HIGH YIELD FUND - Individual Investor Class
     RISK / RETURN SUMMARY:  INVESTMENT OBJECTIVE,
     STRATEGIES, PERFORMANCE AND RISKS..................................      14
         Investment Objective / Goal....................................      14
         Principal Investment Strategies................................      14
         Principal Risks................................................      15
         Performance Bar Chart..........................................      16
         Average Annual Total Returns...................................      17
         Highest and Lowest Quarterly Returns...........................      18
         Growth of a $10,000 Investment.................................      18
     FEES AND EXPENSES..................................................      19
     FINANCIAL HIGHLIGHTS...............................................      20

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
AND ADDITIONAL PRINCIPAL RISKS..........................................      22
     Investment Objectives..............................................      22
     Principal Investment Strategies....................................      22
     Additional Principal Risks.........................................      24

PORTFOLIO HOLDINGS......................................................      29

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
OF THE FUNDS............................................................      29
     Incorporation......................................................      29
     Description of Common Stock........................................      29
     Officers and Directors.............................................      29
     Adviser............................................................      30
         Pax World Management Corp......................................      30
         Portfolio Managers.............................................      31
     Distribution.......................................................      32
     Custodian and Transfer and Dividend Disbursing Agent...............      33
     Shareholder Meetings...............................................      33

HOW YOUR SHARE PRICE (NAV) IS DETERMINED................................      33

SHAREHOLDER GUIDE.......................................................      34
     How to Purchase Shares.............................................      34
     How to Sell Your Shares............................................      37
     How to Exchange Your Shares........................................      40
     Frequent Purchases and Redemptions of Fund Shares..................      41

TAXES, DIVIDENDS AND DISTRIBUTIONS......................................      42
     Taxation of the Funds..............................................      42
     Taxation of Shareholders...........................................      42
     Withholding Taxes..................................................      43
     Dividends and Distributions........................................      43
     Important Note Regarding "Lost Shareholders" ......................      43

SHAREHOLDER SERVICES....................................................      44
     Online Account Access..............................................      44
     Automatic Investment Plan..........................................      44
     Tax-Deferred Retirement Plans......................................      44
     Voluntary Withdrawal Plan..........................................      44
     Reports to Shareholders............................................      44
     Shareholder Inquiries..............................................      45

VOLUNTARY INCOME CONTRIBUTION TO PAX WORLD SERVICE......................      45

ADDITIONAL INFORMATION..................................................      46

PRIVACY POLICY AND PRACTICES NOTICE.....................................      46

THE BALANCED FUND

RISK / RETURN SUMMARY:
INVESTMENT OBJECTIVE, STRATEGIES, PERFORMANCE AND RISKS

INVESTMENT OBJECTIVE / GOAL

The Balanced Fund's fundamental investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily income and conservation of principal and secondarily possible long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Balanced Fund intends to invest about sixty percent (60%) of its assets in common and preferred stock and/or securities convertible into common stock and forty percent (40%) in bonds and/or debentures. These percentages may vary, however, depending upon market conditions.

The Balanced Fund may also invest in (1) other equity-related securities, including convertible securities, (2) equity and debt securities of foreign issuers, (3) corporate and other debt securities, including investment grade fixed income securities (i.e., securities rated BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service) of generally short-average maturity and high-average credit quality, and (4) obligations issued or guaranteed by United States or foreign government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose that complies with the investment objectives and policies of the Balanced Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

The Balanced Fund will not invest in obligations issued or guaranteed by the United States Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Balanced Fund's ethical objectives and policies. In addition, the ethical investment policy of the Balanced Fund is to exclude from its portfolio securities of:

      o     companies engaged in military activities;

      o companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense;

      o other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense; and

      o companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

PRINCIPAL RISKS

The principal risks of investing in the Balanced Fund are price volatility, interest rate risk, risks associated with foreign security investments, risks associated with socially responsible investing, management risk and, in general, the risk of losing money by investing in the Balanced Fund.

      o PRICE VOLATILITY refers to the fact that securities values tend to fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These values can fluctuate widely.

      o INTEREST RATE RISK refers to fluctuations in the value of a fixed income security, including corporate and other debt instruments, resulting from changes in interest rates. In general, if interest rates rise, fixed income security prices fall. In addition, interest rate risk tends to increase as the duration of a fixed income security increases.

      o The Balanced Fund's INVESTMENTS IN FOREIGN SECURITIES may subject the Balanced Fund to the risks of political or economic instability in the country of the issuer, the possibility of imposition of exchange control regulations and the risk of fluctuations in currency exchange rates. In addition, costs may be incurred by the Balanced Fund in connection with conversions between currencies.

      o The Balanced Fund's SOCIALLY RESPONSIBLE OBJECTIVE may limit the availability of investment opportunities more than is customary with other mutual funds.

      o Pax World Management Corp. (the "Adviser") strives to anticipate market movements along with the risks described above and actively manages the Balanced Fund based upon its judgment. MANAGEMENT RISK, which exists in varying amounts in most mutual funds, refers to the possibility that the Adviser may fail to anticipate these movements or risks, or to execute the Balanced Fund's strategy effectively.

You should understand that all investments involve risk, there can be no guarantee against loss resulting from an investment in the Balanced Fund, and there can be no assurance that the Balanced Fund's investment objective will be attained.

PERFORMANCE BAR CHART*

The information in the following bar chart provides some indication of the risks of investing in the Balanced Fund by showing changes in the Balanced Fund's performance from year to year. While analyzing this information, please note that past performance is not necessarily an indication of how the Balanced Fund will perform in the future.

 1995        1996       1997        1998       1999      2000      2001      2002      2003      2004
29.19%      10.36%     25.12%      24.62%     17.23%     5.66%    -9.09%     -8.86    17.27%    13.39%

* The Adviser assumed certain expenses of the Balanced Fund during fiscal year 2002; total return figures for that year would have been lower had those expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Balanced Fund distributions or on the redemption of Balanced Fund shares. Total return figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance information, please visit WWW.PAXWORLD.COM or call 800-767-1729.

AVERAGE ANNUAL TOTAL RETURNS

The information in the following table provides some indication of the risks of investing in the Balanced Fund by showing how the Balanced Fund's average annual total returns (including operating expenses) for 1, 5 and 10 years compare with the S&P 500 Index, the 60% S&P 500 Index / 40% Lehman Brothers Aggregate Bond Index Blend, broad measures of market performance, and the Lipper Balanced Fund Index. The table also presents the impact of taxes on the Balanced Fund's return. To calculate these figures, the Balanced Fund uses the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but does not take into consideration state or local income taxes.

In certain cases, the figure representing Return After Taxes on Distributions and Sale of Fund Shares may be HIGHER than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Please note that your individual after-tax returns depend upon your particular tax situation and may differ, therefore, from the after-tax returns shown in the table. In addition, please note that the information in the following table does not apply to tax-deferred accounts, such as individual retirement accounts and 401(k) accounts, because such accounts are only subject to taxes upon redemption. Finally, please keep in mind that past performance - whether before taxes or after taxes - is not necessarily an indication of how the Balanced Fund will perform in the future.

                                                 Periods Ended December 31, 2004

                                                 1 Year     5 Years     10 Years
Balanced Fund (1)
      Return Before Taxes                        13.39%      3.09%       11.74%
      Return After Taxes on Distributions        13.00%      2.13%        9.95%
      Return After Taxes on Distributions and     8.69%      2.13%        9.39%
         Sale of Fund Shares

S&P 500 Index (2)                                10.88%     (2.30%)      12.07%

60% S&P 500 Index / 40% Lehman Brothers           8.29%      1.98%       10.66%
    Aggregate Bond Index Blend (2)

Lipper Balanced Fund Index (2) (3)                8.99%      2.95%        9.44%

(1) The Adviser assumed certain expenses of the Balanced Fund during fiscal year 2002; total return figures for the Balanced Fund for that year would have been lower had those expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance information, please visit WWW.PAXWORLD.COM or call 800-767-1729.

(2)   Total return figures reflect no deduction for fees, expenses or taxes.

(3) The Lipper Balanced Fund Index is comprised of balanced funds selected by Lipper Analytical Services, Inc. and is an unmanaged index in which investors cannot directly invest.

HIGHEST AND LOWEST QUARTERLY RETURNS - PAST 10 YEARS*

               4th quarter 1998                     14.19%
               3rd quarter 2002                     -8.87%

* The Adviser assumed certain expenses of the Balanced Fund during fiscal year 2002; the total return figures shown on the chart above for that year would have been lower had those expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Balanced Fund distributions or on the redemption of Balanced Fund shares. Total return figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance information, please visit WWW.PAXWORLD.COM or call 800-767-1729.

GROWTH OF A $10,000 INVESTMENT, COMPOUNDED ANNUALLY

                            1994     1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
Balanced Fund (1)         $10,000  $12,919  $14,257  $17,839  $22,231  $26,061  $27,536  $25,033  $22,815  $26,755  $30,338

S&P 500 Index (2)         $10,000  $13,758  $16,917  $22,560  $29,008  $35,111  $31,916  $28,121  $21,907  $28,192  $31,259

60% S&P 500
  Index / 40%
  Lehman Brothers
  Aggregate Bond
  Index Blend (2)         $10,000  $12,967  $14,908  $18,429  $22,296  $24,971  $24,724  $23,805  $21,467  $25,434  $27,542

Lipper Balanced
  Fund Index (2)(3)       $10,000  $12,459  $14,080  $16,093  $19,454  $21,201  $21,707  $21,004  $18,759  $22,499  $24,522

(1) The Adviser assumed certain expenses of the Balanced Fund during fiscal year 2002; the amounts shown on the chart for the Balanced Fund for that fiscal year would have been lower had those expenses not been assumed. The amounts shown on the above chart for the Balanced Fund include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Balanced Fund distributions or on the redemption of Balanced Fund shares. In addition, the amounts shown on the above chart represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance information, please visit WWW.PAXWORLD.COM or call 800-767-1729.

(2) The amounts shown on the above chart reflect no deduction for fees, expenses or taxes.

(3) The Lipper Balanced Fund Index is comprised of balanced funds selected by Lipper Analytical Services, Inc. and is an unmanaged index in which investors cannot directly invest.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund. The purpose of this table is to assist you in understanding the various costs and expenses that you will bear, whether directly or indirectly. "Other Expenses" include operating expenses of the Balanced Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees, and is based on amounts incurred for the year ended December 31, 2004.

SHAREHOLDER FEES (fees paid directly from your investment):
     Maximum Sales Charge (Load) Imposed on Purchases
         (as a percentage of offering price)....................................        0%
     Maximum Deferred Sales Charge (Load)
         (as a percentage of original purchase price
         or redemption proceeds, as applicable).................................        0%
     Maximum Sales Charge (Load) Imposed on
         Reinvested Dividends and Other Distributions
         (as a percentage of offering price)....................................        0%
     Redemption Fees (as a percentage of amount redeemed,
         if applicable).........................................................        0%
     Exchange Fees (as a percentage of average net assets)......................        0%

ANNUAL FUND NET OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS) AS OF DECEMBER 31, 2004
(expenses that are deducted from Balanced Fund assets):
     Management Fee.............................................................        0.50%
     Distribution and/or Service (12b-1) Fees ..................................        0.24%
     Other Expenses.............................................................        0.21%
                                                                                       -----
Total Annual Fund Operating Expenses............................................                 0.95%
     Less Operating Expenses Assumed by Adviser (1).............................                 0.00%
                                                                                                -----
Total Annual Fund Net Operating Expenses........................................                          0.95%
                                                                                                         =====

(1) The Adviser has agreed to waive its compensation from the Balanced Fund to the extent necessary to offset the amount of the advisory fees payable by Pax World Money Market Fund, Inc. (the "Money Market Fund") to the Adviser with respect to any assets of the Balanced Fund that are invested in the Money Market Fund. Waiver amount rounds to 0.00%.

The following Example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Balanced Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Balanced Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year            3 Years          5 Years           10 Years
       $97               $303              $525             $1,166

As noted in the table, the Balanced Fund does not charge any redemption fee. You would, therefore, pay the same expenses if you did not redeem your shares. In addition, the Balanced Fund does not charge sales fees (loads) on reinvested dividends and other distributions and, therefore, the Example does not reflect sales charges (loads) on reinvested dividends and other distributions.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following Financial Highlights Table is intended to help you understand the Balanced Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Balanced Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP with respect to the years ended December 31, 2003 and 2004 whose report, along with the Balanced Fund's financial statements, is incorporated by reference in the Statement of Additional Information from the Balanced Fund's annual report, a copy of which is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at WWW.PAXWORLD.COM, and by Pannell Kerr Forster PC with respect to the years ended December 31, 2000 through 2002, inclusive.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Balanced Fund's underlying financial records.

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              YEAR ENDED DECEMBER 31
                                                                              ----------------------
                                                           2004          2003          2002           2001           2000
                                                           ----          ----          ----           ----           ----
Net asset value, beginning of period ...............    $   20.68     $   17.82     $   19.91      $   22.41      $   23.40
                                                        ---------     ---------     ---------      ---------      ---------
    Income (loss) from investment operations
       Investment income, net (1) ..................         0.23          0.20          0.33           0.47           0.51
       Realized and unrealized gain (loss) on
        investments, net ...........................         2.53          2.87         (2.09)         (2.49)          0.78
                                                        ---------     ---------     ---------      ---------      ---------
          Total from investment operations .........         2.76          3.07         (1.76)         (2.02)          1.29
                                                        ---------     ---------     ---------      ---------      ---------

Less distributions
    Dividends from investment income, net ..........         0.22          0.20          0.33           0.47           0.53
    Distributions from realized gains ..............           --            --            --             --           1.74
    Tax return of capital ..........................           --          0.01            --           0.01           0.01
                                                        ---------     ---------     ---------      ---------      ---------
          Total distributions ......................         0.22          0.21          0.33           0.48           2.28
                                                        ---------     ---------     ---------      ---------      ---------

Net asset value, end of period .....................    $   23.22     $   20.68     $   17.82      $   19.91      $   22.41
                                                        ---------     ---------     ---------      ---------      ---------

2. TOTAL RETURN (2) ................................        13.39%        17.27%        (8.86%)        (9.09%)         5.66%

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (`000,000s) ..............    $   1,462     $   1,224     $   1,033      $   1,161      $   1,230

Ratio to average net assets:
    Net expenses, excluding custody credits ........         0.95%         0.99%         0.95%          0.94%          0.96%
    Net investment income ..........................         1.07%         1.09%         1.74%          2.27%          2.14%

Portfolio turnover rate ............................        33.02%        19.33%        36.96%         37.50%         26.49%

Net expenses, including custody credits and expenses
  assumed by Adviser ...............................         0.95%         0.99%         0.95%          0.94%          0.96%

Net expenses, excluding custody credits and expenses
  assumed by Adviser ...............................         0.95%         0.99%         0.97%          0.94%          0.96%

(1)   Based on average shares outstanding during the period.

(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

THE GROWTH FUND

RISK / RETURN SUMMARY:
INVESTMENT OBJECTIVE, STRATEGIES, PERFORMANCE AND RISKS

INVESTMENT OBJECTIVE / GOAL

The Growth Fund's fundamental investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily long-term growth of capital. Current income, if any, is incidental.

PRINCIPAL INVESTMENT STRATEGIES

The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. The Growth Fund anticipates that at least seventy-five percent (75%) of its total assets will consist of equity securities of companies that exceed $200,000,000 in market capitalization. This percentage may vary, however, depending upon market conditions.

The Growth Fund may also invest in (1) other equity-related securities, including convertible securities, (2) equity securities of foreign issuers, (3) corporate and other debt securities, including investment grade fixed income securities (ie., securities rated BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service) of generally short-average maturity and high-average credit quality, and (4) obligations issued or guaranteed by United States or foreign governmental agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Growth Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

The Growth Fund will not invest in obligations issued or guaranteed by the U. S. Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Growth Fund's ethical objectives and policies. In addition, the ethical investment policy of the Growth Fund is to exclude from its portfolio securities of:

      o     companies engaged in military activities;

      o companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense;

      o other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense; and

      o companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

PRINCIPAL RISKS

The principal risks of investing in the Growth Fund are price volatility, interest rate risk, risks associated with foreign security investments, leverage risk, risks associated with socially responsible investing, management risk and, in general, the risk of losing money by investing in the Growth Fund.

      o PRICE VOLATILITY refers to the fact that securities values tend to fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These values can fluctuate widely.

      o INTEREST RATE RISK refers to fluctuations in the value of a fixed-income security, including corporate and other debt instruments, resulting from changes in interest rates. In general, if interest rates rise, fixed income security prices fall. In addition, interest rate risk tends to increase as the duration of a fixed income security increases.

      o The Growth Fund's iNVESTMENTS IN FOREIGN SECURITIES may subject the Growth Fund to the risks of political or economic instability in the country of the issuer, the possibility of imposition of exchange control regulations and the risk of fluctuations in currency exchange rates. In addition, costs may be incurred by the Growth Fund in connection with conversions between currencies.

      o LEVERAGE RISK refers to the risk that the Growth Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell such investments in order to comply with the capital coverage requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act"), which require the value of the Growth Fund's assets, less its liabilities other than borrowings, to be equal to at least three hundred percent (300%) of all borrowings including the proposed borrowing. In addition, because interest on money the Growth Fund borrows is an expense of the Growth Fund, the Growth Fund's expenses may increase more than the expenses of mutual funds that do not borrow and the net asset value or "NAV" per share of the Growth Fund may fluctuate more than the NAV of mutual funds that do not borrow.

      o The Growth Fund's SOCIALLY RESPONSIBLE OBJECTIVE may limit the availability of investment opportunities more than is customary with other mutual funds.

      o The Adviser strives to anticipate market movements along with the risks described above and actively manages the Growth Fund based upon its judgment. MANAGEMENT RISK, which exists in varying amounts in most mutual funds, refers to the possibility that the Adviser may fail to anticipate these movements or risks, or to execute the Growth Fund's strategy effectively.

You should understand that all investments involve risk, there can be no guarantee against loss resulting from an investment in the Growth Fund, and there can be no assurance that the Growth Fund's investment objective will be attained.

PERFORMANCE BAR CHART*

The information in the following bar chart provides some indication of the risks of investing in the Growth Fund by showing changes in the Growth Fund's performance from period to period. While analyzing this information, please note that past performance is not necessarily an indication of how the Growth Fund will perform in the future.

  1998          1999        2000        2001       2002        2003        2004
 15.22%        28.30%      -16.11%    -22.95%     -21.34%     34.99%      22.04%

* The front-end sales load charged by the Growth Fund until November 1, 1999 is not reflected in the above chart; if that amount were reflected, the total return figure for fiscal years 1998 and 1999 would be less than that shown. The total return figure for fiscal years 1998 and 1999 with the front-end sales load deducted is 12.31% and 25.04%, respectively. The front-end sales load was not in effect at any time during fiscal years 2000 through 2004, inclusive. In addition, the Adviser assumed certain expenses of the Growth Fund during the periods shown in the chart; the total return figures shown in the chart for those periods would have been lower had those expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Growth Fund distributions or on the redemption of Growth Fund shares. Total return figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance information, please visit WWW.PAXWORLD.COM or call 800-767-1729.

AVERAGE ANNUAL TOTAL RETURNS (1)

The information in the following table provides some indication of the risks of investing in the Growth Fund by showing how the Growth Fund's average annual total returns (including operating expenses) for 1 and 5 years and the period June 11, 1997 (the date of the Growth Fund's inception) to December 31, 2004 compare with the S&P 500 Index, a broad measure of market performance, and the Lipper Multi-Cap Growth Fund Index. The table also presents the impact of taxes on the Growth Fund's return. To calculate these figures, the Growth Fund uses the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but does not take into consideration state or local income taxes.

In certain cases, the figure representing Return After Taxes on Distributions and Sale of Fund Shares may be HIGHER than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Please note that your individual after-tax returns depend upon your particular tax situation and may differ, therefore, from the after-tax returns shown in the table. In addition, please note that the information in the following table does not apply to tax-deferred accounts, such as individual retirement accounts and 401(k) accounts, because such accounts are only subject to taxes upon redemption. Finally, please keep in mind that past performance - whether before taxes or after taxes - is not necessarily an indication of how the Growth Fund will perform in the future.

                                                                                         Period June 11,
                                                                                        1997 (the date of
                                                                                          inception) to
                                                    Periods Ended December 31, 2004        December 31,
                                                       1 Year             5 Years             2004
Growth Fund (1)
      Return Before Taxes                              22.04%             (3.48%)             2.40%
      Return After Taxes on Distributions              22.04%             (3.48%)             2.40%
      Return After Taxes on Distributions and          14.33%             (2.93%)             2.06%
         Sale of Fund Shares

S&P 500 Index (2)                                      10.88%             (2.30%)             6.06%

Lipper Multi-Cap Growth Fund Index (2) (3)             11.26%             (7.00%)             4.87%

(1) The front-end sales load charged by the Growth Fund until November 1, 1999 is not reflected in the total return figures for the Growth Fund shown in the above table; if that amount were reflected, total return figures for the Growth Fund for the period June 11, 1997 to December 31, 2004 would be less than those shown. The average total return for the Growth Fund for the period June 11, 1997 to December 31, 2004 with the front-end sale load deducted is 2.05%. The front-end sales load was not in effect at any time during the one-year or five-year periods ended December 31, 2004. In addition, the Adviser assumed certain expenses of the Growth Fund during the periods shown in the table; the total return figures for the Growth Fund shown in the table for those periods would have been lower had those expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance information, please visit WWW.PAXWORLD.COM or call 800-767-1729.

(2)   Total return figures reflect no deduction for fees, expenses or taxes.

(3) The Lipper Multi-Cap Growth Fund Index is comprised of multi-cap growth funds selected by Lipper Analytical Services, Inc. and is an unmanaged index in which investors cannot directly invest.

HIGHEST AND LOWEST QUARTERLY RETURNS - SINCE 6/11/97*

               4th quarter 1998                      25.76%
               3rd quarter 2001                     -16.38%

* The front-end sales load charged by the Growth Fund until November 1, 1999 is not reflected in the table above; if that amount were reflected, total return figures would be less than those shown. In addition, the Adviser assumed certain expenses of the Growth Fund during the periods shown in the table; the total return figures shown in the table for those periods would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Growth Fund distributions or on the redemption of Growth Fund shares. Total return figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance information, please visit WWW.PAXWORLD.COM or call 800-767-1729.

GROWTH OF A $10,000 INVESTMENT, COMPOUNDED ANNUALLY

                             6-11-1997     1997       1998      1999       2000      2001       2002      2003      2004
                                (4)
Growth Fund (1)               $10,000     $9,660    $11,130    $14,280   $11,980     $9,230    $7,261     $9,801   $11,961

S&P 500 Index (2)             $10,000     $11,259   $14,476    $17,523   $15,928    $14,034   $10,933    $14,069   $15,600

Lipper Multi-Cap Growth
Fund Index (2) (3)            $10,000     $11,268   $14,062    $20,580   $18,100    $13,546    $9,507    $12,870   $14,230

(1) The front-end sales load charged by the Growth Fund until November 1, 1999 is not reflected in the amounts shown on the above chart. If that amount were taken into account with respect to the Growth Fund, a $10,000 investment in the Growth Fund would have netted $11,075 in 2004. In addition, the Adviser assumed certain expenses of the Growth Fund during the periods shown on the chart; the amounts shown on the chart for the Growth Fund for those periods would have been lower had those expenses not been assumed. The amounts shown on the above chart for the Growth Fund include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Growth Fund distributions or on the redemption of Growth Fund shares. In addition, the amounts shown on the above chart represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance information, please visit WWW.PAXWORLD.COM or call 800-767-1729.

(2) The amounts shown on the above chart reflect no deduction for fees, expenses or taxes.

(3) The Lipper Multi-Cap Growth Fund Index is comprised of growth funds selected by Lipper Analytical Services, Inc. and is an unmanaged index in which investors cannot directly invest.

(4) 1997 represents a partial year from June 11, 1997 (the date of the Growth Fund's inception) to December 31, 1997.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund. The purpose of this table is to assist you in understanding the various costs and expenses that you will bear, whether directly or indirectly. "Other Expenses" include operating expenses of the Growth Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees, and is based on amounts incurred for the year ended December 31, 2004.

SHAREHOLDER FEES (fees paid directly from your investment):
     Maximum Sales Charge (Load) Imposed on Purchases
         (as a percentage of offering price)....................................        0%
     Maximum Deferred Sales Charge (Load)
         (as a percentage of original purchase price
         or redemption proceeds, as applicable).................................        0%
     Maximum Sales Charge (Load) Imposed on
         Reinvested Dividends and Other Distributions
         (as a percentage of offering price)....................................        0%

     Redemption Fees (as a percentage of amount redeemed,
         if applicable).........................................................        0%
     Exchange Fees (as a percentage of average net assets)......................        0%

ANNUAL FUND NET OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS) AS OF DECEMBER 31, 2004
(expenses that are deducted from Growth Fund assets):
     Management Fee.............................................................        0.90%
     Distribution and/or Service (12b-1) Fees (1)...............................        0.26%
     Other Expenses.............................................................        0.85%
                                                                                       -----
Total Annual Fund Operating Expenses............................................                 2.01%
     Less Operating Expenses Assumed by Adviser (1) (2).........................                 0.50%
                                                                                                -----
Total Annual Fund Net Operating Expenses (3)....................................                          1.51%
                                                                                                         =====

(1) Pursuant to the terms of the Advisory Agreement entered into between the Adviser and the Growth Fund, the Adviser is required to reimburse the Growth Fund for certain expenses incurred by it during any given fiscal year (including management fees, but excluding custodian expense offset fees), that exceed, on a per annum basis, 1.50% of the average daily net asset value of the Growth Fund for such fiscal year. Such Advisory Agreement provides that (i) it may be terminated by the Growth Fund or the Adviser at any time upon not more than sixty (60) and not less than thirty
      (30) days written notice, and (ii) will terminate automatically in the event of its assignment (as defined in the Investment Company Act). In addition, such Advisory Agreement provides that it may continue in effect from year to year only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act (i.e., by majority vote of the Growth Fund's outstanding voting securities or by a majority of the Directors of the Growth Fund who are not parties to such Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter).

(2) The Adviser has agreed to waive its compensation from the Growth Fund to the extent necessary to offset the amount of the advisory fees payable by the Money Market Fund to the Adviser with respect to any assets of the Growth Fund that are invested in the Money Market Fund. Waiver amount rounds to 0.00%.

(3)   Total expenses, net of expenses assumed by the Adviser.

The following Example is intended to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Growth Fund's operating expenses remain the same, and that the Adviser continues to assume expenses incurred by the Growth Fund (including management fees, but excluding custodian expense offset fees) in excess, on a per annum basis, of 1.50% of the Growth Fund's average daily net asset value per year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year            3 Years          5 Years           10 Years
       $154              $477              $824             $1,802

As noted in the table, the Growth Fund does not charge any redemption fee. You would, therefore, pay the same expenses if you did not redeem your shares. In addition, the Growth Fund does not charge sales fees (loads) on reinvested dividends and other distributions and, therefore, the Example does not reflect sales charges (loads) on reinvested dividends and other distributions.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following Financial Highlights Table is intended to help you understand the Growth Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Growth Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP with respect to the years ended December 31, 2003 and 2004 whose report, along with the Growth Fund's financial statements, is incorporated by reference in the Statement of Additional Information from the Growth Fund's annual report, a copy of which is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at WWW.PAXWORLD.COM, and by Pannell Kerr Forster, PC with respect to the years ended December 31, 2000 through 2002, inclusive.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Growth Fund's underlying financial records.

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           YEAR ENDED DECEMBER 31
                                                                           ----------------------
                                                    2004            2003            2002            2001            2000
                                                    ----            ----            ----            ----            ----
Net asset value, beginning of period ........    $     9.80      $     7.26      $     9.23      $    11.98      $    14.28
                                                 ----------      ----------      ----------      ----------      ----------
    Income (loss) from investment operations
       Investment (loss), net (1) ...........         (0.12)          (0.09)          (0.05)          (0.04)          (0.02)
       Realized and unrealized gain (loss) on
        investments, net ....................          2.28            2.63           (1.92)          (2.71)          (2.28)
                                                 ----------      ----------      ----------      ----------      ----------
          Total from investment operations ..          2.16            2.54           (1.97)          (2.75)          (2.30)
                                                 ----------      ----------      ----------      ----------      ----------

Net asset value, end of period ..............    $    11.96      $     9.80      $     7.26      $     9.23      $    11.98
                                                 ----------      ----------      ----------      ----------      ----------

2. TOTAL RETURN (2) .........................         22.04%          34.99%         (21.34%)        (22.95%)        (16.11%)
                                                 ----------      ----------      ----------      ----------      ----------

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (`000s) ...........    $   64,860      $   40,611      $   22,055      $   24,820      $   28,523

Ratio to average net assets:
    Net expenses, excluding custody credits .          1.51%           1.50%           1.52%           1.53%           1.56%
    Net investment loss .....................         (1.09%)         (1.10%)         (0.78%)         (0.48%)         (0.14%)

Portfolio turnover rate .....................         92.68%         116.87%         105.86%          54.71%          83.97%

Net expenses, including custody credits and
expenses assumed by Adviser .................          1.50%           1.50%           1.50%           1.50%           1.50%

Net expenses, excluding custody credits and
expenses assumed by Adviser .................          2.01%           2.56%           2.69%           2.45%           2.40%

(1)   Based on average shares outstanding during the period.

(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

THE HIGH YIELD FUND -
INDIVIDUAL INVESTOR CLASS

RISK / RETURN SUMMARY:
INVESTMENT OBJECTIVE, STRATEGIES,
PERFORMANCE AND RISKS

INVESTMENT OBJECTIVE / GOAL

The High Yield Fund's primary fundamental investment objective is to provide its shareholders with a diversified holding of securities of companies that offer high current income. The High Yield Fund will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective of seeking high current income.

PRINCIPAL INVESTMENT STRATEGIES

The High Yield Fund intends to invest at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) rated below BBB-- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities that are, in the opinion of the Adviser, of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions. In addition, the High Yield Fund anticipates that the average dollar weighted maturity of the fixed income securities in its portfolio will be ten (10) years or less.

The High Yield Fund may also invest in (1) common stocks and other equity-related securities, including equity securities that were attached to or included in a unit with high-yield fixed income securities at the time of purchase, convertible securities and preferred stock, (2) zero coupon, pay-in-kind and deferred payment securities, and (3) debt and equity securities of foreign issuers that the Adviser believes may provide higher yields and/or have greater liquidity than securities of domestic issuers that have similar maturities and quality. In addition, the High Yield Fund may use derivative instruments to try to manage investment risks or increase income by trying to predict whether the underlying investment - a security, market index, currency, interest rate, or some other benchmark - will go up or down.

In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer. The Adviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and whether the price of the issuer's security is undervalued or overvalued.

The High Yield Fund will not invest in obligations issued or guaranteed by the United States Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the High Yield Fund's ethical objectives and policies. In addition, the ethical investment policy of the High Yield Fund is to exclude from its portfolio securities of:

      o     companies engaged in military activities;

      o companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense;

      o other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense; and

      o companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

PRINCIPAL RISKS

The principal risks of investing in the High Yield Fund are price volatility, credit risk, interest rate risk, risks associated with investments in junk bonds, risks associated with investments in zero coupon, pay-in-kind and deferred payment securities, risks associated with investments in derivative securities, risks associated with foreign security investments, risks associated with socially responsible investing, management risk and, in general, the risk of losing money by investing in the High Yield Fund.

      o PRICE VOLATILITY refers to the fact that securities values tend to fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These values can fluctuate widely.

      o CREDIT RISK refers to the possibility that the issuer of a security will be unable, or is perceived to be unable, to make interest payments and/or repay the principal on its debt.

      o INTEREST RATE RISK refers to fluctuations in the value of a fixed income security, including corporate and other debt instruments, resulting from changes in interest rates. In general, if interest rates rise, fixed income security prices fall. In addition, interest rate risk tends to increase as the duration of a fixed income security increases.

      o The High Yield Fund's INVESTMENTS IN JUNK BONDS may subject the High Yield Fund to high credit risk and high market risk. Under adverse economic conditions, there is also a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, such investments may be more illiquid (i.e., harder to value and sell) than higher-rated securities. As a result, valuation of junk bonds may be more dependent upon the Adviser's judgment, and subject the High Yield Fund to higher management risk, than is generally the case with higher-rated securities.

      o ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. In addition, the High Yield Fund's investment exposure to these securities and their risks, including credit risk and market risk, will increase during the time these securities are held in the High Yield Fund's portfolio because these securities do not pay cash interest. Further, the High Yield Fund is required to distribute income to its shareholders to maintain its qualification for pass-through treatment under the federal tax laws. Consequently, the High Yield Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of "phantom income" and the value of the paid-in-kind interest.

      o The High Yield Fund's INVESTMENTS IN DERIVATIVE SECURITIES for the purposes of managing risk and enhancing return may subject the High Yield Fund to investment risks and transaction costs to which the High Yield Fund would not otherwise be subject absent the use of such strategies. For example, (i) such investments may not achieve the intended effects and may result in losses or missed opportunities to the High Yield Fund, (ii) such investments may not offset fully the High Yield Fund's underlying positions and could, therefore, result in losses to the High Yield Fund that would not have occurred otherwise, and (iii) certain of such investments involve costs to the High Yield Fund that could reduce the High Yield Fund's return.

      o The High Yield Fund's INVESTMENTS IN FOREIGN SECURITIES may subject the High Yield Fund to the risks of political or economic instability in the country of the issuer, the possibility of imposition of exchange control regulations and the risk of fluctuations in currency exchange rates. In addition, costs may be incurred by the High Yield Fund in connection with conversions between currencies.

      o The High Yield Fund's SOCIALLY RESPONSIBLE OBJECTIVE may limit the availability of investment opportunities more than is customary with other mutual funds.

      o The Adviser strives to anticipate market movements along with the risks described above and actively manages the High Yield Fund based upon its judgment. MANAGEMENT RISK, which exists in varying amounts in most mutual funds, refers to the possibility that the Adviser may fail to anticipate these movements or risks, or to execute the High Yield Fund's strategy effectively.

You should understand that all investments involve risk, there can be no guarantee against loss from an investment in the High Yield Fund, and there can be no assurance that the High Yield Fund's investment objective will be attained.

PERFORMANCE BAR CHART*

The information in the following bar chart provides some indication of the risks of investing in the High Yield Fund by showing changes in the performance of the High Yield Fund's Individual Investor Class of shares from period to period. While analyzing this information, please note that past performance is not necessarily an indication of how the High Yield Fund will perform in the future.

              Pax World High Yield Fund - Individual Investor Class

               2000         2001       2002        2003        2004
              -0.58%       5.82%      -0.51%      16.90%      10.00%

* The short term redemption fee imposed by the High Yield Fund is not reflected in the above chart; if that amount were reflected, the total return figures would be less than those shown. In addition, the Adviser assumed certain expenses of the High Yield Fund during the periods shown in the above chart; the total return figures shown in the chart for those periods would have been lower had those expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on High Yield Fund distributions or on the redemption of High Yield Fund shares. Total return figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance information, please visit www.paxworld.com or call 800-767-1729.

AVERAGE ANNUAL TOTAL RETURNS

The information in the following table provides some indication of the risks of investing in the High Yield Fund by showing how the average annual total returns (including operating expenses) of the Fund's Individual Investor Class for 1 and 5 years and the period October 8, 1999 (the date of the High Yield Fund's inception) to December 31, 2004 compare with the Merrill Lynch High Yield Master I Index, a broad measure of market performance, and the Lipper High Current Yield Fund Index. The table also presents the impact of taxes on the High Yield Fund's return. To calculate these figures, the High Yield Fund uses the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but does not take into consideration state or local income taxes.

In certain cases, the figure representing Return After Taxes on Distributions and Sale of Fund Shares may be HIGHER than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Please note that your individual after-tax returns depend upon your particular tax situation and may differ, therefore, from the after-tax returns shown in the table. In addition, please note that the information in the following table does not apply to tax-deferred accounts, such as individual retirement accounts and 401(k) accounts, because such accounts are only subject to taxes upon redemption. Finally, please keep in mind that past performance - whether before taxes or after taxes - is not necessarily an indication of how the High Yield Fund will perform in the future.

                                                                                            Period October 8, 1999
                                                                                                 (the date of
                                                         Periods Ended December 31, 2004         inception) to
                                                            1 Year            5 Years          December 31, 2004
High Yield Fund - Individual Investor Class (1)
      Return Before Taxes                                   10.00%             6.12%                 5.35%
      Return After Taxes on Distributions                    7.34%             3.10%                 2.41%
      Return After Taxes on Distributions and Sale of        6.46%             3.31%                 2.69%
         Fund Shares

Merrill Lynch High Yield Master I Index (2) (3)             10.76%             7.31%                 7.24%

Lipper High Current Yield Fund Index (2) (4)                10.34%             3.99%                 4.32%

(1) The short term redemption fee imposed by the High Yield Fund is not reflected in the above table; if that amount were reflected, the total return figures would be less than those shown. In addition, the Adviser assumed certain expenses of the High Yield Fund during the periods shown in the above table; the total return figures for the High Yield Fund shown in the table for those periods would have been lower had those expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance information, please visit WWW.PAXWORLD.COM or call 800-767-1729.

(2)   Total return figures reflect no deduction for fees, expenses or taxes.

(3) The Merrill Lynch High Yield Master I Index is comprised of high yield funds selected by Merrill Lynch & Co., Inc. and is an unmanaged index in which investors cannot directly invest.

(4) The Lipper High Current Yield Fund Index is comprised of high yield funds selected by Lipper Analytical Services, Inc. and is an unmanaged index in which investors cannot directly invest.

HIGHEST AND LOWEST QUARTERLY RETURNS - SINCE 10/8/99*

              Pax World High Yield Fund - Individual Investor Class

                  1st quarter 2001                      6.30%
                  2nd quarter 2002                     -5.39%

* The short term redemption fee imposed by the High Yield Fund is not reflected in the above table; if that amount were reflected, the total return figures would be less than those shown. In addition, the Adviser assumed certain expenses during the periods shown in the table above; the total return figures shown in the table for those periods would have been lower had those expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on High Yield Fund distributions or on the redemption of High Yield Fund shares. Total return figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance information, please visit WWW.PAXWORLD.COM or call 800-767-1729.

GROWTH OF A $10,000 INVESTMENT, COMPOUNDED ANNUALLY

                                             10-8-1999        1999 (5)   2000        2001        2002         2003        2004
High Yield Fund - Individual
Investor Class (1)                              $10,000      $9,754     $9,697     $10,262      $10,209     $11,935     $13,128

Merrill Lynch High Yield Master I
Index (2) (3)                                   $10,000      $10,128    $9,745     $10,350      $10,232     $13,019     $14,419

Lipper High Current Yield Fund Index (2) (4)    $10,000      $10,266    $9,269      $9,173      $8,952      $11,311     $12,481

(1) The short term redemption fee imposed by the High Yield Fund is not reflected in the above chart; if that amount were reflected, the total return figures would be less than those shown. In addition, the Adviser assumed certain expenses of the High Yield Fund during the periods shown in the chart; the amounts shown in the chart for the High Yield Fund for those periods would have been lower had those expenses not been assumed. The amounts shown on the above chart for the High Yield Fund include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on High Yield Fund distributions or on the redemption of High Yield Fund shares. In addition, the amounts shown on the above chart represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance information, please visit WWW.PAXWORLD.COM or call 800-767-1729.

(2) The amounts shown on the above chart reflect no deduction for fees, expenses or taxes.

(3) The Merrill Lynch High Yield Master I Index is comprised of high yield funds selected by Merrill Lynch & Co., Inc. and is an unmanaged index in which investors cannot directly invest.

(4) The Lipper High Current Yield Fund Index is comprised of high yield bond funds selected by Lipper Analytical Services, Inc. and is an unmanaged index in which investors cannot directly invest.

(5) 1999 represents a partial year from October 8, 1999 (the date of the High Yield Fund's inception) to December 31, 1999.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Fund's Individual Investor Class. The purpose of this table is to assist you in understanding the various costs and expenses that you will bear, whether directly or indirectly. "Other Expenses" include operating expenses of the High Yield Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees, and is based on amounts incurred by the Fund's Individual Investor Class of shares for the year ended December 31, 2004.

SHAREHOLDER FEES (fees paid directly from your investment):
     Maximum Sales Charge (Load) Imposed on Purchases
         (as a percentage of offering price)....................................        0.00%
     Maximum Deferred Sales Charge (Load)
         (as a percentage of original purchase price
         or redemption proceeds, as applicable).................................        0.00%
     Maximum Sales Charge (Load) Imposed on
         Reinvested Dividends and Other Distributions
         (as a percentage of offering price)....................................        0.00%
     Redemption Fees (as a percentage of amount redeemed,
         if applicable) (1).....................................................        2.00%
     Exchange Fees (as a percentage of average net assets)......................        0.00%

ANNUAL FUND NET OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS) AS OF DECEMBER 31, 2004
(expenses that are deducted from High Yield Fund assets):
     Management Fee.............................................................        0.91%
     Distribution and/or Service (12b-1) Fees (2) (3)...........................        0.35%
     Other Expenses.............................................................        0.87%
                                                                                       -----
Total Annual Fund Operating Expenses............................................                 2.13%
     Less Operating Expenses Assumed by Adviser (3) (4).........................                 0.63%
                                                                                                -----
Total Annual Fund Net Operating Expenses (5)....................................                          1.50%
                                                                                                         =====

(1) Effective April 30, 2004, certain redemptions of shares of the High Yield Individual Investor Class became subject to a 2% short term redemption fee.

(2) 0.35%, net of Distribution and/or Service (12b-1) Fees assumed by the Adviser. Pursuant to the terms of the distribution expense plan maintained by the High Yield Fund with respect to the High Yield Fund's Individual Investor Class of shares pursuant to Rule 12b-1 under the Investment Company Act, the High Yield Fund's distribution and/or service (12b-1) fees with respect to the High Yield Fund's Individual Investor Class of shares may not exceed 0.35% per annum of the average daily net assets of the High Yield Fund's Individual Investor Class of shares. The Adviser is, therefore, required to reimburse the High Yield Fund for any such expenses that exceed such amount.

(3) Pursuant to the terms of the Advisory Agreement entered into between the Adviser and the High Yield Fund, the Adviser is required to reimburse the High Yield Fund for certain expenses incurred by it with respect to the Individual Investor Class of shares of the High Yield Fund and the Institutional Class of shares of the High Yield Fund during any given fiscal year (including management fees, but excluding custodian expense offset fees), that exceed, on a per annum basis,

      1.50% and 1.15% of the average daily net asset value of the Individual Investor Class of shares of the High Yield Fund and the Institutional Class of shares of the High Yield Fund, respectively, for such fiscal year. Such advisory Agreement provides that (i) it may be terminated by the High Yield Fund or the Adviser at any time upon not more than sixty
      (60) and not less than thirty (30) days written notice, and (ii) will terminate automatically in the event of its assignment (as defined in the Investment Company Act). In addition, such Advisory Agreement provides that it may continue in effect from year to year only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act (i.e., by majority vote of the High Yield Fund's outstanding voting securities or by a majority of the Directors of the High Yield Fund who are not parties to such Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter).

(4) The Adviser has agreed to waive its compensation from the High Yield Fund to the extent necessary to offset the amount of the advisory fees payable by the Money Market Fund to the Adviser with respect to any assets of the High Yield Fund that are invested in the Money Market Fund. Waiver amount rounds to 0.00%.

(5)   Total expenses, net of expenses assumed by the Adviser.

The following Example is intended to help you compare the cost of investing in the High Yield Fund's Individual Investor Class of shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the High Yield Fund's Individual Investor Class of shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses for the High Yield Fund's Individual Investor Class of shares remain the same, and that the Adviser continues to assume expenses incurred by the High Yield Fund's Individual Investor Class of shares (including management fees, but excluding custodial expenses offset fees) in excess, on a per annum basis, of 1.50% of the average daily net asset value of the High Yield Fund's Individual Investor Class of shares per year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   High Yield Fund - Individual Investor Class

           1 Year            3 Years          5 Years           10 Years
            $153              $474              $818             $1,791

Shares of the High Yield Fund' Individual Investor Class that are redeemed within forty-five (45) days of purchase are subject to a two percent (2.0%) short term redemption fee which is not reflected in the above table. The expenses shown in the above table would be greater if such short term redemption fees were included.

As noted in the table above, the High Yield Fund does not charge sales fees (loads) on reinvested dividends and other distributions and, therefore, the Example does not reflect sales charges (loads) on reinvested dividends and other distributions.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following Financial Highlights Table is intended to help you understand the financial performance of the Fund's Individual Investor Class of shares for the past 5 years. Certain information reflects financial results for a single share of the High Yield Fund's Individual Investor Class. The total returns in the table represent the rate you would have earned (or lost) on an investment in the High Yield Fund's Individual Investor Class of shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP with respect to the years ended December 31, 2003 and 2004, whose report, along with the High Yield Fund's financial statements, is incorporated by reference in the Statement of Additional Information from the High Yield Fund's annual report, a copy of which is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at WWW.PAXWORLD.COM, and by Pannell Kerr Forster PC, with respect to the years ended December 31, 2000 through 2002.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the High Yield Fund's underlying financial records.

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         YEAR ENDED DECEMBER 31
                                                                         ----------------------
                                                    2004           2003           2002            2001            2000
                                                    ----           ----           ----            ----            ----
Net Asset Value, beginning of period ........    $     8.64     $     7.89     $     8.50      $     8.74      $     9.67
                                                 ----------     ----------     ----------      ----------      ----------
    Income (loss) from investment operations
       Investment income, net (1) ...........          0.56           0.54           0.56            0.75            0.88
       Realized and unrealized gain (loss) on
        investments, net ....................          0.27           0.75          (0.61)          (0.24)          (0.93)
                                                 ----------     ----------     ----------      ----------      ----------
          Total from investment operations ..          0.83           1.29          (0.05)           0.51           (0.05)
                                                 ----------     ----------     ----------      ----------      ----------

Less distributions
    Dividends from investment income, net ...          0.60           0.54           0.56            0.75            0.88
    Distributions from realized gains .......          0.02             --             --              --              --
                                                 ----------     ----------     ----------      ----------      ----------
          Total distributions ...............          0.62           0.54           0.56            0.75            0.88
                                                 ----------     ----------     ----------      ----------      ----------

Net asset value, end of period ..............    $     8.85     $     8.64     $     7.89      $     8.50      $     8.74
                                                 ----------     ----------     ----------      ----------      ----------

2. TOTAL RETURN (2) .........................         10.00%         16.90%         (0.51%)          5.82%          (0.58%)

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of year (`000s) .............    $   45,852     $   47,857     $   31,219      $   16,259      $   10,340

Ratio to average net assets:
    Net expenses, excluding custody credits .          1.50%          1.50%          1.48%           1.57%           0.92%
    Net investment income ...................          6.46%          6.56%          6.96%           8.42%           9.80%

Portfolio turnover rate .....................         94.84%        130.69%        101.70%         194.33%         119.90%

Net expenses, including custody credits and
  expenses assumed by Adviser ...............          1.50%          1.50%          1.46%           1.50%           0.85%

Net expenses, excluding custody credits and
  expenses assumed by Adviser................          2.13%          2.07% (3)      2.49% (3)       3.46% (3)       4.43% (3)

(1)   Based on average shares outstanding during the period.

(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

(3)   Includes additional expense reimbursement.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
AND ADDITIONAL PRINCIPAL RISKS

INVESTMENT OBJECTIVES

BALANCED FUND

The Balanced Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily income and conservation of principal and secondarily possible long-term growth of capital.

GROWTH FUND

The Growth Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily long-term growth of capital. Current income, if any, is incidental.

HIGH YIELD FUND

The High Yield Fund's primary investment objective is to provide its shareholders with a diversified holding of securities of companies that offer high current income. The High Yield Fund will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective of seeking high current income.

PRINCIPAL INVESTMENT STRATEGIES

BALANCED FUND

The Balanced Fund intends to invest about sixty percent (60%) of its assets in common and preferred stock and/or securities convertible into common stock and forty percent (40%) in bonds and debentures. These percentages may vary, however, depending upon market conditions. The Balanced Fund may also invest in
(i) other equity-related securities, including convertible securities, (ii) equity securities of foreign issuers, (iii) corporate and other debt securities, including investment grade fixed income securities (i.e., securities rated BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service) of generally short-average maturity and high-average credit quality and (iv) obligations issued or guaranteed by United States or foreign government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Balanced Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

In connection with its commitment to assist in the development of housing, the Balanced Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., Government National Mortgage Association and Federal Home Loan Mortgage Corporation certificates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

With regard to the equity portion of its portfolio, the Balanced Fund seeks to focus on economic sectors it believes will outpace the overall United States Gross Domestic Product rate; with regard to the bond portion of its portfolio, the Balanced Fund tends to invest primarily in obligations issued or guaranteed by United States governmental agencies and instrumentalities of short to intermediate term maturities (two to six years) and investment grade corporate bonds.

GROWTH FUND

The Growth Fund seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. The Growth Fund may also invest in (i) other equity-related securities, including convertible securities, (ii) equity securities of foreign issuers, and (iii) corporate and other debt securities, including investment grade fixed income securities of generally short-average maturity and high-average credit quality and (iv) obligations issued or guaranteed by United States or foreign government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Growth Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

The Growth Fund intends to invest at least seventy-five percent (75%) of its total assets in equity securities of companies that exceed $200,000,000 in market capitalization. This percentage may vary, however, depending upon market conditions. Stocks will be selected on a company-by-company basis primarily through the use of fundamental analysis. The Adviser looks for companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics, and which are, in the judgment of the Adviser, attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management.

The Growth Fund may also invest in equity securities of other companies that are undergoing changes in management or product and marketing dynamics that have not yet been reflected in reported earnings but that are expected to impact earnings in the intermediate-term -- these securities often lack investor recognition and are often favorably valued.

In addition, the Growth Fund may purchase and sell put and call options on equity securities and stock indices and foreign currency exchange contracts to hedge its portfolio and attempt to enhance return.

HIGH YIELD FUND

The High Yield Fund intends to invest at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) rated below BBB- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities which are, in the opinion of the Adviser, of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions. The High Yield Fund may also invest in (i) common stocks and other equity-related securities, including equity securities that were attached to or included in a unit with high-yield fixed income securities at the time of purchase, convertible securities and preferred stock, (ii) zero coupon, pay-in-kind and deferred payment securities, and (iii) debt and equity securities of foreign issuers that the Adviser believes may provide higher yields and/or have greater liquidity than securities of domestic issuers that have similar maturities and quality. In addition, the High Yield Fund may use derivative instruments to try to manage investment risks or increase income by trying to predict whether the underlying investment - a security, market index, currency, interest rate, or some other benchmark - will go up or down. The High Yield Fund anticipates that the average dollar weighted maturity of the fixed income securities in its portfolio will be ten (10) years or less.

                                      * * *

Although neither the Growth Fund nor the High Yield Fund intends to use "leverage" as a strategy, both the Growth Fund and the High Yield Fund may borrow up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions.

                                      * * *

PRINCIPAL INVESTMENT STRATEGIES APPLICABLE TO ALL FUNDS

Each Fund seeks to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products. In addition, each Fund will endeavor (but is not required) to invest in companies that have adopted and administer fair employment and pollution control policies to the extent information reflecting such policies and administrative practices is available to such Fund.

In addition to the securities noted above, each Fund reserves the right to hold temporarily other types of securities, including commercial paper, bankers' acceptances, non-convertible debt securities (corporate) or government securities and high quality money market securities or cash (foreign currencies or United States dollars) and the Balanced, Growth and High Yield Funds reserve the right to hold securities issued by the Pax World Money Market Fund, Inc. (the "Money Market Fund"), each in such proportions as, in the opinion of the Adviser, prevailing market, economic or political conditions warrant. The Funds may also temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs. You should note, however, that the Funds may not be able to achieve their respective investment objectives when pursuing temporary defensive strategies.

None of the Funds will invest in obligations issued or guaranteed by the U.S. Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Funds' socially responsible objectives and policies.

In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and management of an issuer. The Adviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and whether the price of the issuer's security is undervalued or overvalued.

ADDITIONAL PRINCIPAL RISKS

BORROWING FOR LEVERAGE (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

From time to time, the Growth and High Yield Funds may borrow up to twenty percent (20%) of the value of their total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Growth and High Yield Funds may pledge up to twenty percent (20%) of the value of their total assets to secure such borrowings. Such borrowings may subject the Growth and High Yield Funds to greater risks and costs than mutual funds that do not borrow. For example, the Growth or High Yield Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell such investments in order to comply with the capital coverage requirements of the Investment Company Act, which require the value of a fund's assets, less its liabilities other than borrowings, to be equal to at least three hundred percent (300%) of all borrowings including the proposed borrowing. In addition, because interest on money the Growth and/or High Yield Fund borrows is an expense of such Fund, the Growth and High Yield Fund's expenses may increase more than the expenses of mutual funds that do not borrow and the NAV per share of the Growth and High Yield Fund may fluctuate more than the NAV per share of mutual funds that do not borrow.

CONVERTIBLE SECURITIES (APPLICABLE TO ALL FUNDS)

A convertible security can be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). The price of a convertible security is influenced, in part, by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

CORPORATE AND OTHER DEBT SECURITIES (APPLICABLE TO ALL FUNDS)

The Balanced and Growth Funds may invest in investment grade corporate and other debt obligations of domestic and foreign issuers; the High Yield Fund may invest in all corporate and other debt obligations of domestic and foreign issuers. Such securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.

Investment grade debt securities are rated within the four highest quality grades as determined by Moody's Investors Service (currently Aaa, Aa, A and Baa for bonds), or Standard & Poor's Ratings Group (currently AAA, AA, A and BBB for bonds), or by another nationally recognized statistical rating organization or, in unrated securities which are, in the opinion of the Adviser, of equivalent quality. Debt rated BB, B, CCC, CC, C and D by S&P's, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded by the rating agency, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Within this category, BB/Ba indicates the lowest degree of speculation and D/C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by S&P's is the lowest rated debt that is not in default as to principal or interest and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Debt rated D by S&P's is in payment default. Moody's does not have a D rating. These ratings, however, represent the rating agencies' opinions regarding credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

Corporate and other debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). In addition, lower rated or unrated (i.e., high-yield or high risk) securities (commonly referred to as "junk bonds") are more likely to react to developments affecting credit and market risks than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the High Yield Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the High Yield Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the High Yield Fund's portfolio and increasing the exposure of the High Yield Fund to the risks of high-yield securities.

Under adverse economic conditions, there is also a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further due to the reluctance of dealers to increase their bond inventory, independent of any specific adverse changes in the condition of a particular issuer. As a result, the

Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Under circumstances where a Fund owns the majority of an issue, market and credit risks may be greater.

You should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short term investing.

FOREIGN SECURITIES (APPLICABLE TO ALL FUNDS)

While the Funds intend to invest primarily in domestic securities, the Balanced and Growth Funds may invest up to twenty-five percent (25%) of their respective net assets, and the High Yield Fund may invest up to forty percent (40%) of its net assets, in foreign corporate, as well as government, securities, provided the proceeds of such government securities are earmarked for a specific purpose that complies with the investment objectives and policies of such Fund. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, "Government Entities") of foreign countries denominated in the currencies of such countries or in United States dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country). Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the Asian Development Bank, the European Investment Bank and the World Bank (International Bank for Reconstruction and Development).

Each of the Funds believes that in many instances such foreign securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although under certain market conditions, such securities may be less liquid than the securities of United States corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies.

You should be aware that foreign securities involve certain risks, including political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by domestic companies or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation or diplomatic developments which could affect investment in those countries. In the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. Foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between various currencies. It may not be possible to hedge against the risks of currency fluctuations.

Additional costs could be incurred in connection with any international investment activities engaged in by the Funds. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties may also be involved. If a security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Such changes also will affect the Funds' income and distributions to shareholders. In addition, although the Funds may receive income in such currencies, the Funds will be required to compute and distribute their income in United States dollars. Therefore, if the exchange rate for any such currency declines after the Funds' income has been accrued and translated into United States dollars, the Funds could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Funds are required to distribute is not immediately reduced by the decline in such currency.

PORTFOLIO TURNOVER (APPLICABLE TO ALL FUNDS)

While as a matter of policy, each of the Funds will try to limit the turnover of its portfolio, it is possible that, as a result of their investment policies and social criteria, (i) the portfolio turnover rate of the Balanced Fund may exceed thirty-five percent (35%), although the rate is not expected to exceed sixty percent (60%), (ii) the portfolio turnover rate of the Growth Fund may exceed seventy-five percent (75%), although the rate is not expected to exceed one hundred percent (100%), and (iii) the portfolio turnover rate of the High Yield Fund may exceed one hundred percent (100%), although the rate is not expected to exceed one hundred fifty percent (150%).

High portfolio turnover of over sixty percent (60%) with respect to the Balanced Fund, one hundred percent (100%) with respect to the Growth Fund and one hundred fifty percent (150%) with respect to the High Yield Fund may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by each of such Funds. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

REPURCHASE AGREEMENTS (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

The Growth and High Yield Funds may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. Each of the Growth and High Yield Fund's repurchase agreements will be fully collateralized at all times by obligations issued or guaranteed by United States Government agencies and instrumentalities (other than the United States Treasury) in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Growth and High Yield Funds will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Growth and High Yield Funds will suffer a loss.

SECURITIES OF FINANCIALLY AND OPERATIONALLY TROUBLED ISSUERS (APPLICABLE TO THE HIGH YIELD FUND)

The High Yield Fund may invest in debt or equity securities of financially troubled or bankrupt companies (financially troubled issuers) and in debt or equity securities of companies that in the view of the Adviser are currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers). Although the High Yield Fund will invest in select companies that, in the view of the Adviser, have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies.

It is anticipated that many of such portfolio investments may not be widely traded and that the High Yield Fund's position in such securities may be substantial relative to the market for such securities. As a result, the High Yield Fund may experience delays and incur losses and other costs in connection with the sale of its portfolio securities. In addition, securities of financially troubled issuers are more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. Securities of financially troubled issuers are also more likely to go into default than securities of other issuers during an economic downturn or recession. In addition, the securities of financially and operationally troubled issuers may require the Adviser to participate in bankruptcy proceedings, reorganizations or financial restructurings on behalf of the High Yield Fund. To the extent the High Yield Fund invests in such securities, it may have a more active participation in the affairs of issuers than is generally assumed by an investor. This may subject the High Yield Fund to litigation risks or prevent the High Yield Fund from disposing of securities. In a bankruptcy or other proceedings, the High Yield Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of the creditors.

UNITED STATES GOVERNMENT AGENCY AND/OR INSTRUMENTALITY SECURITIES (APPLICABLE TO ALL FUNDS)

The Funds may invest in securities issued or guaranteed by United States Government agencies or instrumentalities, the proceeds of which are earmarked for a specific purpose that complies with the investment objectives and policies of the Funds. These obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality issuing or guaranteeing the obligation does not meet its commitments. Obligations of the Government National Mortgage Association, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. Securities in which the Funds may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association, the Student Loan Marketing Association and Resolution Funding Corporation, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES (APPLICABLE TO ALL FUNDS)

The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. While the Funds will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date, if it is deemed advisable.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of that Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, the Funds' custodian (the "Custodian"), will maintain, in a segregated account for each of the Funds, cash or other liquid high-grade debt obligations having a value equal to or greater than such Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis.

ZERO-COUPON, PAY-IN-KIND OR DEFERRED PAYMENT SECURITIES (APPLICABLE TO THE HIGH YIELD FUND)

The High Yield Fund may invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income". The High Yield Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals.

There are certain risks related to investing in zero coupon, pay-in-kind and deferred payment securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the High Yield Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the High Yield Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the High Yield Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of "phantom income" and the value of the paid-in-kind interest. The required distributions will result in an increase in the High Yield Fund's exposure to such securities.

PORTFOLIO HOLDINGS

Each of the Funds currently discloses, within 60 days after the end of each fiscal quarter (currently March 31, June 30, September 30 and December 31), a detailed list of the securities held in its portfolio as of the end of that fiscal quarter in the Funds' annual reports, semi-annual reports and quarterly holdings reports on Form N-Q. These reports are available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning Pax World (toll-free) at 800-767-1729, by visiting the "Download Documents" section of the Pax World website at www.paxworld.com, or by visiting the SEC's EDGAR database at www.sec.gov. In addition, each "Performance" section of the Pax World website relating to each Fund contains a detailed list, as of the end of the most recent calendar month, of each Fund's ten largest portfolio holdings, the percentage that each holding represents of that Fund's total assets, and the dollar value of each holding. In general, this information is provided approximately 10 days after the end of each month and is available until updated for the next calendar month. Each of the Funds reserves the right to modify or terminate this policy at any time and from time to time in its sole and absolute discretion without prior notice to the Funds' shareholders. A description of the Funds' policies and procedures with respect to disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE OF THE FUNDS

INCORPORATION

The Balanced, Growth and High Yield Funds were incorporated under the laws of the State of Delaware on February 25, 1970, March 12, 1997 and June 15, 1999, respectively. All of the Funds are registered under the Investment Company Act, as open-end management investment companies commonly known as mutual funds.

DESCRIPTION OF COMMON STOCK

The Balanced and Growth Funds are currently authorized to issue 75,000,000 and 25,000,000 shares of Common Stock, par value $1.00 per share, respectively. Each share of Common Stock of the Balanced and Growth Funds is equal as to earnings, assets and voting privileges. The High Yield Fund is currently authorized to issue 50,000,000 shares of capital stock, par value $1.00 per share, which shares are divided into two classes: the Individual Investor Class and the Institutional Class (which is not offered hereby). Each share, regardless of class, of the High Yield Fund represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that (i) each class of shares has different class designations; (ii) only the holders of the Individual Investor Class of shares of the High Yield Fund are entitled to vote on matters pertaining to the High Yield Fund's distribution expense plan and any related agreements applicable to that class in accordance with the provisions of Rule 12b-1 of the Investment Company Act; and (iii) only the holders of the Institutional Class of shares of the High Yield Fund (which is not offered hereby) are entitled to vote on matters pertaining to any distribution expense plan of the Fund and any related agreements applicable to that class in accordance with the provisions of Rule 12b-1 of the Investment Company Act. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of stock of each Fund is entitled to its portion of all of such Fund's assets after all debts and expenses of such Fund have been paid. The Funds' shares do not have cumulative voting rights for the election of Directors.

OFFICERS AND DIRECTORS

The Funds' officers conduct and supervise the daily business operations of the Funds. The Funds' Boards of Directors oversee the Adviser and decide upon matters of general policy.

Effective January 1, 2005, the Funds pay each of their respective affiliated directors an annual retainer of $1,750 and each of their respective unaffiliated directors an annual retainer of $3,500.

In addition, the Balanced Fund currently pays each of its affiliated Directors a fee of $1,000, and each of its unaffiliated Directors a fee of $2,000, for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. The Balanced Fund also pays (i) $1,000 to each member of its Audit Committee for attendance at each Audit Committee meeting, and (ii) $300 to each member of its Nominating Committee for attendance at each Nominating Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings.

The Growth and High Yield Funds currently pay each of their affiliated Directors a fee of $300, and each of their unaffiliated Directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. In addition, the Growth and High Yield Funds pay (i) $500 to each member of their respective Audit Committees for attendance at each Audit Committee meeting, and (ii) $300 to each member of their respective Nominating Committees for attendance at each Nominating Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings.

ADVISER

PAX WORLD MANAGEMENT CORP.

Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 (the "Adviser"), is the adviser to the Funds. It was incorporated in 1970 under the laws of the State of Delaware and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Pursuant to the terms of an Advisory Agreement entered into between the Adviser and each of the Funds (the "Advisory Agreement"), the Adviser, subject to the supervision of the Boards of Directors of the Funds, is responsible for (i) managing the assets of the Balanced, Growth and High Yield Funds in accordance with such Funds' respective investment objectives, investment programs and policies, and (ii) assuring that the social responsibility screens used by the Money Market Fund are the same as those applied to the Balanced, Growth and High Yield Funds. As of December 31, 2004, the Adviser had approximately $1.7 billion in assets under management by virtue of serving as the adviser to the Balanced, Growth, High Yield and Money Market Funds. The Adviser currently manages investments for clients other than the Balanced, Growth, High Yield and Money Market Funds, and may continue to do so in the future.

Pursuant to the terms of the Advisory Agreement between the Balanced Fund and the Adviser, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000. Pursuant to the terms of the Advisory Agreements between the Adviser and each of the Growth and High Yield Funds, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (.75%) of average daily net assets in excess of $25,000,000. The aggregate fees incurred by the Balanced, Growth and High Yield Funds and payable to the Adviser for the most recent fiscal year was $6,543,464, $461,588 and $455,407, respectively. Prospective investors should note, however, that the Adviser agreed to reimburse the Growth Fund and High Yield Fund Individual Investor Class of shares for certain expenses incurred by each of them during fiscal year 2004 (including management fees, but excluding custodian expense offset fees) that exceeded, on a per annum basis, 1.50% of the average daily net asset value of such Fund and class of shares for such fiscal year. A discussion of the basis of the approval of the Advisory Agreement by the Board of Directors of each of the Funds shall be available in the Funds' annual and semi-annual reports commencing with the period ending June 30, 2005.

The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of the Balanced and Growth Funds to be necessary or desirable and proper for the continuous operations of those Funds (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) which are in excess of one and one-half percent (1.5%) of the average daily net assets of such Fund per annum; in addition, the Adviser has agreed to supply and pay for such services as are deemed by the Board of Directors of the High Yield Fund to be necessary or desirable and proper for the continuous operations of the

High Yield Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) with respect to the Individual Investor Class of shares of the High Yield Fund and the Institutional Class of shares of the High Yield Fund (which are not offered hereby) that exceed, on a per annum basis, one and one-half percent (1.50%) and one and fifteen-hundredths percent (1.15%) of the average daily net asset value of such classes, respectively, per annum. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors;
(iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent accountants; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. The Adviser supplied and assumed a total of $250,952 and $290,254 of such services for the Growth Fund and the Individual Investor Class of shares of the High Yield Fund, respectively, for the most recent fiscal year. In addition, the Adviser has agreed to waive its compensation from the Funds, to the extent necessary to offset the amount of the advisory fees payable by the Money Market Fund to the Adviser with respect to any assets of the Funds that are invested in the Money Market Fund.

MR. THOMAS W. GRANT, the President of the Adviser, is also the President of H.
G. Wellington & Co., Inc., the Funds' distributor and a brokerage firm that the Funds may use to execute brokerage transactions ("H. G. Wellington"), and has been associated with that firm since 1991. Mr. Grant served previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer. His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds. Mr. Grant serves as a member of the Board of Directors of each of the Funds.

MR. LAURENCE A. SHADEK, the Chairman of the Board of Directors of the Adviser, is also an Executive Vice-President of H. G. Wellington and, together with members of his family, owns a twenty-five and seventy-three one hundredths percent (25.73%) interest in H.G. Wellington. Mr. Shadek has been associated with that firm since March 1986. He was previously associated with Stillman, Maynard & Co., where he was a general partner. Mr. Shadek's investment experience includes twelve years as a limited partner and Account Executive with the firm Moore & Schley. Mr. Shadek serves as a member of the Board of Directors of each of the Funds.

MS. ANITA GREEN, the Vice President of Social Research, joined the Adviser as its Manager of Shareholder Services in 1990, and served as a Co-Treasurer of the Adviser (1998-2004) and the Balanced Fund (1998-2004) and an Assistant Treasurer of the Growth Fund (1997-2004) and the High Yield Fund (1999-2004). Ms. Green is a frequent speaker on socially responsible investing issues, and is a nationally recognized leader in the areas of social screening and corporate activism. Ms. Green is a member of the Board of Directors of the Social Investment Forum (SIF) and has served as Secretary for that organization. She also is on the steering committee of the SIF International Working Group and the Social Investment Research Analyst Network. Ms. Green earned her BA in Interpersonal Communication from Truman University and her MA in Organizational Management from the University of Phoenix.

PORTFOLIO MANAGERS

MR. CHRISTOPHER H. BROWN is the Portfolio Manager of the Balanced Fund; MR. PAUL
I. GULDEN, JR. is the Portfolio Manager of the Growth Fund; and MS. DIANE M. KEEFE is the Portfolio Manager of the High Yield Fund. They are the persons responsible for the day-to-day management of the Funds' portfolios.

MR. BROWN is a graduate of the Boston University School of Management with a concentration in Finance. Mr. Brown joined the Adviser in 1998 and joined H. G. Wellington in 1998 as a Senior Vice President. Prior to that, Mr. Brown was an Investment Consultant at Fahnestock and Co., Inc., a New York Stock Exchange brokerage firm, from 1987 to 1998, where he also served as a Vice President from 1992 to 1994 and a First Vice President from 1994 to 1998.

MR. GULDEN is the division head and chief investment officer of H. G. Wellington. Before joining H. G. Wellington in 1977, Mr. Gulden was the senior portfolio manager and a general partner in the advisory and brokerage firm of McMullen & Hard, and earlier worked as an investment specialist for the International Division of the Bank of New York. Mr. Gulden is a graduate of the University of Virginia and studied accounting and economics at New York

University Graduate School of Business. He is a member of the New York Society of Security Analysts and the International Society of Financial Analysts.

MS. KEEFE received her Bachelor of Arts degree in Political Economy from Wellesley College and a Masters of Business Administration in Finance from Columbia University Graduate School of Business. From 1984 to 1985, Ms. Keefe was an Associate in the Municipal Investment Banking Division of PaineWebber, Inc. In 1986, Ms. Keefe became a Vice President of Oppenheimer Government Securities, Inc. and in 1987 became a Vice President of Dillon, Read & Co. where she was engaged in the institutional sales of mortgage backed securities until 1988 and specialized in the institutional sales of preferred stock and provided advice with respect to bond and preferred stock repurchase programs until 1989. Prior to joining the Adviser in 1999, Ms. Keefe was a Senior Vice President in the Taxable Fixed Income Department of Dillon, Read & Co., Inc. specializing in high yield securities from 1989 until its merger with Swiss Bank Corp. in September 1998, at which time Ms. Keefe was appointed as a Director in the Rates Division of Swiss Bank Corp. Ms. Keefe is a Chartered Financial Analyst and a member of the New York Society of Securities Analysts and the Association of Investment Management and Research. In addition, Ms. Keefe has served on the Co-op America Board of Directors for over 11 years and has served as its Chairperson since 1998. Ms. Keefe is also a member of the Peace and Service Committee of the Wilton, Connecticut Monthly Meeting, Religious Society of Friends (Quakers) and a member of the Board of Directors of the Norwalk, Connecticut Land Trust. Since 2001, Ms. Keefe has served as a Trustee of the New York Yearly Meeting, Religious Society of Friends (Quakers).

The Statement of Additional Information provides additional information about
(i) the Portfolio Managers' compensation, (ii) other accounts, if any, managed by the Portfolio Managers, and (iii) the Portfolio Managers' ownership, if any, of Fund shares.

                                      * * *

The Adviser is responsible for decisions to buy and sell securities for the Funds and the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for portfolio securities of the Funds, the Funds are required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Funds will consider the research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions of the Funds. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, H. G. Wellington and its affiliates.

DISTRIBUTION

Each Fund maintains a distribution expense plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act that allows the Balanced and Growth Funds to pay distribution and other fees for the sale and distribution of such Funds' shares and for services provided to such Funds' shareholders and the High Yield Fund to pay distribution and other fees for the sale and distribution of such Fund's Individual Investor Class of shares and for services provided to such Fund's Individual Investor Class shareholders. Such expenses include (but are not limited to) advertising, compensation of underwriters, dealers and sales personnel, and the printing and mailing of sales literature. Because these expenses are paid out of the Funds' assets on an on-going basis, over time these expenses will increase the cost of your investment and may cost you more than paying other types of sales charges. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors (i) individually or in the aggregate, up to twenty-five hundredths of one percent (.25%) per annum of the average daily net assets of the Balanced Fund, Growth Fund and High Yield Fund Individual Investor Class of shares, as the case may be, for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct (the "Shareholder Servicing Fee"), and (ii) total distribution fees (including the service fee of .25 of 1%) up to (A) twenty-five hundredths of one percent (.25%) per annum of its average daily net assets with respect to the Balanced Fund and (B) thirty-five hundredths of one percent (.35%) per annum of the average daily net assets of each of the Growth Fund and the High Yield Fund's Individual Investor Class of shares. Amounts paid by the Balanced Fund under its Plan for advertising, printing, postage and sales expenses (travel, telephone, and sales literature) for the most recent fiscal year totaled $3,115,834; amounts incurred by the Growth Fund under its Plan for such expenses for the most recent fiscal year totaled $133,324; and amounts incurred by the High Yield

Fund under its Plan for such expenses for the most recent fiscal year totaled $206,586, of which $43,522 was assumed by the Adviser leaving a net of $163,064 which was paid by the High Yield Fund.

Each Plan may be terminated at any time, without penalty, by (i) the vote of a majority of the members of the Board of Directors of its Fund who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of that Plan or in any agreement related to that Plan or (ii) the vote of the holders of a majority of the outstanding shares of such Fund. If a Plan is terminated, the payment of fees to third parties under that Plan would be discontinued.

Pursuant to each of the Plans, the Balanced, Growth and High Yield Funds have entered into a distribution agreement with H. G. Wellington (the "Distribution Agreements"). Under the Distribution Agreements, H. G. Wellington serves as distributor of the Funds' shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

STATE STREET BANK AND TRUST COMPANY, 225 Franklin Street, Boston, MA 02110 ("State Street"), serves as the custodian for the Funds' portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with each of such Funds. PFPC, INC., 760 Moore Road, King of Prussia, PA 19406 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds and in that capacity maintains certain books and records for the Funds. Shareholder inquiries relating to a shareholder account should be directed by writing to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024 or by telephoning Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

SHAREHOLDER MEETINGS

Each of the Funds intends to hold annual meetings of shareholders for the election of directors, ratification of the selection by the Board of Directors of the independent public accountants for such Fund, and such other matters as may properly come before such meetings. Shareholders will be notified by mail of the date, time and place of each annual meeting.

HOW YOUR SHARE PRICE (NAV) IS DETERMINED

The net asset value per share or "NAV" for each class of each Fund's shares is determined by subtracting such Fund's liabilities applicable to such class from the value of its assets applicable to such class and dividing the remainder by the number of outstanding shares of such class. The Funds' portfolio securities are valued on the basis of market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board of Directors of each Fund. Where applicable, fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. In addition, a fund that uses fair value procedures to price securities may value those securities higher or lower than other funds using their own fair value procedures. For valuation purposes, quotations of foreign securities in a foreign currency are converted to United States dollar equivalents.

The Boards of Directors of the Funds have fixed the specific time of day for the computation of such Fund's NAV to be as of 4:00 P.M., Eastern Time. Each Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by such Fund or days on which changes in the value of such Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

SHAREHOLDER GUIDE

HOW TO PURCHASE SHARES

In General

Shares of the Balanced and Growth Funds and the Individual Investor Class of shares of the High Yield Fund are offered for sale on a continuous basis at the NAV.

      o     The MINIMUM INITIAL INVESTMENT is $250.00;

      o     The MINIMUM SUBSEQUENT INVESTMENT is $50.00;

There is no minimum investment, however, for SIMPLE and SEP IRAs and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code.

If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 P.M., Eastern Time) on a business day, Fund shares will be purchased at the NAV determined as of the close of trading on the floor of the New York Stock Exchange on that day; otherwise, Fund shares will be purchased at the NAV determined as of the close of trading on the floor of the New York Stock Exchange on the next business day (except where shares are purchased through certain financial institutions that have entered into agreements with a Fund as provided below).

Orders for the purchase of Fund shares received, by certain financial institutions that have entered into agreements with a Fund, by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Transfer Agent or other entity authorized to receive orders on behalf of that Fund by 8:00 P.M., Eastern time (or, due to unforeseen circumstances, by 9:30 A.M., Eastern time, on the following business day) will be based on the NAV, determined as of the close of trading on the floor of the New York Stock Exchange on the day that such order was received by such financial institution. Otherwise, the orders will be based on the next determined NAV. It is the financial institution's responsibility to transmit orders so that they will be received by the Transfer Agent or such other entity on a timely basis. Although the ability of the Funds to monitor trades placed by underlying shareholders within omnibus accounts maintained by such financial institutions is limited, the Funds periodically seek assurances from such institutions that they are following all relevant rules and regulations regarding the timely handling of orders for Pax World shares.

The Funds do not issue stock certificates.

Each of the Funds reserves the right to reject any purchase order (including an exchange) or to suspend or modify the continuous offering of its shares. In addition, the Funds require certain information from you that will be used to verify your identity. If you do not provide the requested information or we are unable to verify your identity based upon such information, we reserve the right to refuse to open an account in your name. Each of the Funds also reserves the right to close an account for any lawful reason, including but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account, or to take such other steps as such Fund deems reasonable.

Some prospective purchasers of Fund shares may be effecting transactions through a securities broker-dealer, and may be charged transaction and other fees and charges, including postage and handling charges, by such broker-dealer. Such transaction and other fees and charges would not be incurred if such purchase transactions were made directly with that Fund.

Initial Purchases of Shares

INVESTING BY MAIL [GRAPHIC OMITTED]

To purchase shares of the Funds, complete and sign the "New Account Application" enclosed with this Prospectus, and send the application, together with a check made payable to "Pax World Funds":

      by regular mail to:

           Pax World Funds
           P.O. Box 9824
           Providence, RI 02940-8024

      or, by overnight delivery, to:

           Pax World Funds
           c/o PFPC, Inc.
           101 Sabin Street
           Pawtucket, RI 02860-1427
           Telephone: 800-372-7827.

PLEASE NOTE THAT PAX WORLD CANNOT ACCEPT MONEY ORDERS OR THIRD-PARTY, TRAVELER OR STARTER CHECKS.

Purchases without full payment will not be processed until payment is received. A confirmation of the purchase will be issued to you showing the account number and number of shares owned by you and your ownership of shares shall be recorded on the books of the Transfer Agent in an account under your name. Shareholders who wish to register their account in the name of a beneficiary for the purposes of transferring their account upon their death may do so subject to the following understanding: the laws of the state listed as the shareholder's address at the time of registration shall govern such transfer if such state has adopted the Uniform Transfer on Death Securities Registration Act; otherwise the Uniform Transfer on Death Securities Registration Act, as adopted by the State of Delaware, shall apply. To request a Transfer on Death Form, please call Pax World at 800-767-1729, Monday through Friday (except holidays), between the hours of 9:00 A.M. and 8:00 P.M., Eastern Time, or download the form from the Pax World website at www.paxworld.com.

Subsequent Purchases of Shares

INVESTING BY MAIL [GRAPHIC OMITTED]

You may add to your investment in the Funds by sending a check made payable to "Pax World Funds", with your account number on the memo line, to one of the addresses listed above. Please note that shares purchased by check are not immediately available for redemption. See "How to Sell Your Shares" below for more information.

INVESTING BY TELEPHONE [GRAPHIC OMITTED]

In order to purchase additional shares of the Funds by telephone, you must:

      o authorize telephone purchases and provide bank information for electronic (ACH) transfers on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

For your protection and to prevent fraudulent purchases, your telephone call may be recorded and you will be asked to verify your account information. A written confirmation of the purchase transaction will be sent to you. NEITHER

THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All purchases will be made on the basis of the NAVs of the Funds next determined after the order is received.

In periods of severe market or economic conditions, the telephone purchase of shares may be difficult to implement and you should make purchases by mail by writing to the Transfer Agent at the address noted above.

Each of the Funds may accept telephone orders from broker-dealers that have been previously approved by the Funds by telephoning (toll-free) 800-635-1404. It is the responsibility of such broker-dealers to promptly forward purchase orders and payments for such orders to the Funds.

Each Fund reserves the right to cancel any telephone purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See "How to Sell Your Shares" for more information.

INVESTING BY WIRE TRANSFER [GRAPHIC OMITTED]

In order to purchase additional shares of the Funds by wire transfer, you must:

      o telephone Pax World (toll-free) at 800-372-7827 (individual shareholders) or 800-635-1404 (broker/dealers) to advise us that you would like to purchase shares of a Fund by wire transfer; and then

      o instruct your bank to transfer funds by wire to the following account:

                 Bank Name:      PNC Bank, Philadelphia, PA
                 ABA Number:     031000053
                 Account Name:   Pax World Funds
                 Account No.:    8551007715
                 Further Credit: Fund Name (i.e., Pax World Balanced Fund; Pax
                                 World Growth Fund; or Pax World High Yield
                                 Fund - Individual Investor Class, as the case may be), Name of Shareholder and Account Number

If you arrange for receipt by Pax World of federal funds prior to 4:00 P.M., Eastern Time, on a business day, you may purchase Fund shares as of that day.

INVESTING ONLINE [GRAPHIC OMITTED]

In order to purchase shares of the Funds online, you must:

      o authorize telephone / online purchases and provide bank information for electronic (ACH) transfers on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to activate your Online Account Access and to request a Personal Identification Number (PIN); and then

      o go to www.paxworld.com, use your Social Security Number and PIN to access your account, and follow the on-screen instructions to purchase shares.

A written confirmation of the purchase transaction will be sent to you by mail. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO

BE GENUINE UNDER THE FOREGOING PROCEDURES. All purchases will be made on the basis of the NAVs of the Funds next determined after the order is received.

At times, the online purchase of shares may be difficult or even impossible to implement due to technical difficulties; in such event, you should make purchases by mail by writing to the Transfer Agent at the address noted above.

Each Fund reserves the right to cancel any online purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See "How to Sell Your Shares" for more information.

HOW TO SELL YOUR SHARES

In General

You can redeem (sell) shares of the Funds at any time for cash at the NAV per share next determined after the Transfer Agent receives your redemption request in proper form. Except as described below, sales of shares of the High Yield Fund Individual Investor Class of shares are subject to a short term redemption fee of two percent (2.0%) for shares of such class redeemed (sold) within forty-five (45) days of purchase. You should note that the short term redemption fee applies to shares sold in exchange for shares purchased in another Pax World Fund, as more fully described below. In some cases, however, shares of such class are not subject to a short term redemption fee (see "Waiver of High Yield Fund Individual Investor Class Short Term Redemption Fee" below).

Your redemption request must be in writing and the signature(s) on your redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution" (see below) if the proceeds of your redemption

      o     exceed $50,000; or

      o     are to be paid to a person other than the record owner; or

      o are to be sent to an address other than the address on the Transfer Agent's records or within thirty (30) days after the Transfer Agent has been notified of an address change; or

      o are being sent by wire or ACH to a bank account other than the one that is pre-authorized on the Transfer Agent's records; or

      o     are to be paid to a corporation, partnership or fiduciary.

An "ELIGIBLE GUARANTOR INSTITUTION" includes any domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Agents Association. The three RECOGNIZED MEDALLION PROGRAMS are:

      o     Securities Transfer Agents Medallion Program (STAMP);

      o     Stock Exchanges Medallion Program (SEMP); and

      o     New York Stock Exchange, Inc. Medallion Signature Program (MSP).

Signature guarantees that are not a part of these programs will not be accepted. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

Payment for shares presented for redemption will be made by check, electronic
(ACH) transfer or wire transfer within seven (7) days after receipt by the Transfer Agent of the certificate and/or redemption request except as indicated below. Such payment may be postponed or the right of redemption suspended at times (i) when the New York Stock Exchange is closed for other than customary weekends and holidays, (ii) when trading on such Exchange is restricted, (iii) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (iv) during any other period when the Securities and Exchange Commission (the "SEC"), by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in
(ii), (iii) or (iv) exist. Each of the Funds charges a fee of $10.00 for each outgoing wire transfer.

Shares purchased by check are held in escrow by the Transfer Agent for up to fifteen (15) days from the time the Transfer Agent receives your check and shares purchased by electronic (ACH) transfer are held in escrow by the Transfer Agent for up to ten (10) days from the time the Transfer Agent receives your purchase order in order to permit the Transfer Agent to verify receipt by the Transfer Agent of payment for such shares. Payment for redemption of shares recently purchased by check or electronic (ACH) transfer, therefore, will be delayed until the Transfer Agent has confirmed receipt of payment for such shares. Such delay may be avoided, however, by purchasing shares by wire or by certified or official bank check.

REDEMPTIONS BY WRITTEN REQUEST [GRAPHIC OMITTED]

If you hold shares in non-certificate form, you may request a redemption of up to $50,000 of your shares by a written request for redemption signed by all of the account owners exactly as their names appear on the account. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent in order for the redemption request to be processed. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be directed to the Transfer Agent:

      by regular mail to:

           Pax World Funds
           P.O. Box 9824
           Providence, RI 02940-8024

      or, by overnight delivery, to:

           Pax World Funds
           c/o PFPC, Inc.
           101 Sabin Street
           Pawtucket, RI 02860-1427
           Telephone: 800-372-7827.

REDEMPTIONS BY TELEPHONE [GRAPHIC OMITTED]

Redemptions by telephone must be in amounts of at least $1,000.00 and may not be for more than $50,000.00 in the aggregate in any thirty (30) day period. In addition, the proceeds from a telephone redemption may be paid only to the owner(s) of record and may be sent only to the address of record or a pre-authorized bank account, and cannot be made within thirty (30) days after the Transfer Agent has been notified of an address change. If there are multiple owners of record, the Transfer Agent may rely upon the instructions of only one owner of record.

In order to redeem shares by telephone, you must:

      o authorize telephone redemptions on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to request a telephone redemption of shares.

PLEASE NOTE THAT THIS ACCOUNT OPTION IS NOT AVAILABLE WITH RESPECT TO SHARES OF ANY PAX WORLD FUND THAT ARE HELD IN CERTIFICATE FORM.

For your protection and to prevent fraudulent redemptions, your telephone call may be recorded and you will be asked to verify your account information. A written confirmation of the redemption transaction will be sent to you. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

ONLINE REDEMPTIONS [GRAPHIC OMITTED]

Each online redemption may not be for more than $50,000. In addition, the proceeds from an online redemption may be paid only to the owner(s) of record and may be sent only to the address of record or a pre-authorized bank account, and cannot be made within thirty (30) days after the Transfer Agent has been notified of an address change. If there are multiple owners of record, the Transfer Agent may rely upon the instructions of only one owner of record.

In order to redeem shares online, you must:

      o authorize telephone / online redemptions on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to activate your Online Account Access and to request a Personal Identification Number (PIN); and then

      o go to www.paxworld.com, using your Social Security Number and PIN to access your account, and follow the on-screen instructions to redeem shares.

PLEASE NOTE THAT THIS ACCOUNT OPTION IS NOT AVAILABLE WITH RESPECT TO SHARES OF ANY PAX WORLD FUND THAT ARE HELD IN CERTIFICATE FORM.

At times, the online redemption of shares may be difficult or even impossible to implement due to technical difficulties; in such event, you should make redemptions by mail by writing to the Transfer Agent at the address noted above.

A written confirmation of the redemption transaction will be sent to you by mail. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

INVOLUNTARY REDEMPTIONS

In order to reduce Fund expenses, the Fund reserves the right to redeem all of the shares of any shareholder, other than an IRA or other tax-deferred retirement plan shareholder, whose account has a balance of less than $250 due to a redemption. Such Fund will give any such shareholder sixty (60) days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.

WAIVER OF HIGH YIELD FUND INDIVIDUAL INVESTOR CLASS SHORT TERM REDEMPTION FEE

The High Yield Fund's short term redemption fee does not apply to shares of the High Yield Fund (i) acquired through reinvestment of dividends or distributions,
(ii) transferred from one account in the High Yield Fund to another account in the High Yield Fund, (iii) converted from the Individual Investor Class of shares of the High Yield Fund to the Institutional Class of shares of the High Yield Fund (which is not offered hereby), and vice versa, or (iv) redeemed due to a shareholder's death; in compliance with a court order; to cover various shareholder fees (e.g., overnight delivery fees, returned check fees, etc.); or under the Pax World Voluntary Withdrawal Plan described below. In addition, the High Yield Fund reserves the right to waive the High Yield Fund's short term redemption fee in other circumstances at the direction of the Board of Directors of the High Yield Fund.

You must notify the Transfer Agent that you are entitled to the reduction or waiver of the redemption fee at the time you request your redemption. The reduction or waiver will be granted subject to confirmation of your entitlement.

HOW TO EXCHANGE YOUR SHARES

In General

As a Pax World shareholder, you may exchange your shares of any Fund for shares of any class of any other Pax World fund, subject to the minimum investment requirement of such classes and/or funds and such fund's anti-"market timing" policy described below. An exchange will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax, except that an exchange of shares between classes of a single Pax World Fund is not a taxable exchange. All exchanges will be made on the basis of the relative NAV of the classes and/or funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made and only between accounts that are registered in the same name(s). In addition, each Fund reserves the right to suspend exchange privileges on any account that appears to be practicing "market timing." Excessive trading can disrupt effective management of the Funds' portfolios, potentially lowering the Funds' performance. Pax World expects that this exchange privilege will be applicable to each new Pax World mutual fund.

EXCHANGES BY WRITTEN REQUEST [GRAPHIC OMITTED]

You may exchange your shares of any Fund,

      by regular mail, by writing to:

           Pax World Funds
           P.O. Box 9824
           Providence, RI 02940-8024

      or, by overnight delivery, by writing to:

           Pax World Funds
           c/o PFPC, Inc.
           101 Sabin Street
           Pawtucket, RI 02860-1427
           Telephone: 800-372-7827.

To exchange shares for which you hold certificates, you must sign your certificates in the name(s) shown on the face of the certificates and return them to Pax World at the address noted above.

EXCHANGES BY TELEPHONE [GRAPHIC OMITTED]

To exchange shares between accounts by telephone, you must:

      o authorize telephone exchanges on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to request an exchange of shares between accounts that are registered in the same names.

PLEASE NOTE THAT THIS ACCOUNT OPTION IS NOT AVAILABLE WITH RESPECT TO SHARES OF ANY PAX WORLD FUND THAT ARE HELD IN CERTIFICATE FORM.

For your protection and to prevent fraudulent exchanges, your telephone call may be recorded and you will be asked to verify your account information. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Pax World at one of the addresses noted above.

ONLINE EXCHANGES [GRAPHIC OMITTED]

In order to exchange shares online, you must:

      o authorize telephone / online exchanges on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to activate your Online Account Access and to request a Personal Identification Number (PIN); and then

      o go to www.paxworld.com, using your Social Security Number and PIN to access your account, and follow the on-screen instructions to exchange shares.

PLEASE NOTE THAT THIS ACCOUNT OPTION IS NOT AVAILABLE WITH RESPECT TO SHARES OF ANY PAX WORLD FUND THAT ARE HELD IN CERTIFICATE FORM.

At times, the online exchange of shares may be difficult or even impossible to implement due to technical difficulties; in such event, you should make exchanges by mail by writing to the Transfer Agent at the address noted above.

A written confirmation of the exchange transaction will be sent to you by mail. NEITHER THE FUNDS NOR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Some investors try to profit from strategies involving frequent and/or short-term trading of mutual fund shares, sometimes known as "market timing". Such activities can potentially disrupt the portfolio management process, adversely impact the ability of the Adviser to implement the Funds' investment strategies, increase the Funds' brokerage and administrative costs, and potentially harm the Funds' performance. Accordingly, each of the Funds has adopted certain policies and procedures that are designed to detect and discourage market timing activities and the potentially harmful effect of these practices. These policies and procedures include (i) actively monitoring daily subscriptions and redemptions, with heightened scrutiny of subscriptions and redemptions in excess of certain amounts, (ii) imposing trading restrictions on certain accounts by, among other things, rejecting purchase orders and suspending exchange privileges, (iii) imposing redemption fees on certain redemptions of shares of the High Yield Fund, and (iv) using fair value pricing when current market prices are not readily available. In addition, the Funds do not have any arrangements to permit shareholders to engage in frequent trading or market timing activities. The ability of the Funds to monitor trades that are placed by the individual shareholders within group, or omnibus, accounts maintained by financial intermediaries may, however, be severely limited because the Funds may not have access to the underlying shareholder account information. In these circumstances, the Funds seek to work with financial intermediaries to eliminate from the Funds any shareholder found to be engaging in frequent trading or market timing activities. Each of the Funds reserves the right to amend these policies and procedures at any time and from time to time as it may, in its sole and absolute discretion, deem necessary to address these and/or other abusive trading practices without prior notice to the Funds' shareholders. Due to the difficulty, complexity and subjectivity involved in identifying abusive trading activity, particularly with regard to omnibus accounts, there can be no assurance that the Funds will be able to identify, detect and/or prevent all trades or trading practices that may be considered abusive in all circumstances.

TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUNDS

Each of the Funds is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Accordingly, the Funds will not be subject to federal income taxes on the net investment income and capital gains, if any, that they distribute to you. To qualify as a regulated investment company, the Fund must meet certain complex tests concerning its investments and distributions. For each year in which the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on income distributed to its shareholders in the form of dividends or capital gains distributions. Additionally, the Fund will not be subject to a federal excise tax if the Fund distributes at least 98% of its ordinary income and 98% of its capital gain income.

TAXATION OF SHAREHOLDERS

The purchase of shares in a Fund will be the purchase of an asset and your basis for those shares will be the cost of such shares, including any fees or expenses. The sale of shares in a Fund will be the taxable disposition of an asset, with gain or loss recognized in an amount equal to the difference between your tax basis for such shares and the proceeds received on such sale. The exchange of shares of one Fund for shares of another class and/or Pax World fund, if available, will also be treated as a taxable disposition of the shares exchanged, on which gain or loss will be recognized, except that an exchange of shares between classes of a single Pax World Fund is not a taxable exchange. In either case, loss recognition may be affected by the loss disallowance rules of the Internal Revenue Code.

All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to you whether or not reinvested. Any net long-term capital gains distributed to you will be taxable as such to you, whether or not reinvested and regardless of the length of time you owned your shares. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive cash or additional shares. A shareholder who elects to reinvest in additional shares will be treated for tax purposes as if he or she had received and reinvested the cash dividend.

Any gain or loss realized upon a sale or redemption of shares by you (provided you are not a dealer in securities) will be treated as long-term capital gain or loss if the shares have been held more than twelve (12) months - otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six (6) months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by you.

WITHHOLDING TAXES

Under United States Treasury Regulations, each Fund is required by federal law to withhold and remit to the United States Treasury a percentage of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or the appropriate IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. In connection with this withholding requirement, therefore, you will be asked to certify on the Funds' application that the Social Security or tax identification number provided is correct and that you are not subject to back-up withholding for previously underreporting to the Internal Revenue Service.

Foreign shareholders may be subject to special withholding requirements and should consult their tax advisers about the federal, state and local tax consequences in their particular circumstances.

You are urged to consult your own tax adviser regarding specific questions as to federal, state or local taxes.

DIVIDENDS AND DISTRIBUTIONS

While it is the intention of the Funds to distribute to their shareholders substantially all of each fiscal year's net income and net realized capital gains, the amount and timing of any such dividend or distribution depends on the realization by the Funds of income and capital gains from investments. In this regard, you should note that there is no fixed dividend rate, and there can be no assurance that any Fund will pay any dividends or realize any capital gains.

The Balanced and Growth Funds expect to pay dividends on net investment income, if any, semi-annually and to make distributions of any capital gains in excess of net capital losses at least annually. The High Yield Fund expects to pay dividends on net investment income, if any, monthly and to make distributions of any capital gains in excess of net capital losses at least annually. Dividends and distributions, if any, will be paid in additional shares of each Fund based on the NAV prevailing at the close of business on (i) the ex-dividend date with respect to the Balanced and Growth Funds and (ii) the record date with respect to the High Yield Fund, or such other date as the Boards of Directors of each Fund shall determine. All dividends and distributions, if any, will be automatically reinvested in additional full and fractional shares of the appropriate Fund at the NAV prevailing at the close of business on the payment date. If you do not want to receive your dividends and distributions in additional shares, please advise the Transfer Agent at least five (5) days prior to the ex-dividend date (with respect to the Balanced and Growth Funds) and record date (with respect to the High Yield Fund) that you would like to either receive (i) your dividends in cash and distributions in additional shares, (ii) your dividends in additional shares and distributions in cash, or (iii) your dividends and distributions in cash. Send your written request to the Transfer Agent by regular mail to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024 or, by overnight delivery, to Pax World Funds, c/o PFPC, Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 (Telephone: 800-372-7827).

Stock certificates will not be physically issued on reinvestment of such dividends and distributions, but a record of the shares purchased will be added to your account and a confirmation of such reinvestment will be sent to you by the Transfer Agent. In addition, each of the Funds will notify its shareholders after the close of its taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

When a Fund goes "ex-dividend", its NAV is reduced by the amount of the dividend or distribution. If you buy shares just prior to an ex-dividend date, the price you pay will include the dividend or distribution and a portion of your investment will be returned to you as a taxable distribution. You should, therefore, consider the timing of dividends when making your purchases.

IMPORTANT NOTE REGARDING "LOST SHAREHOLDERS"

Each of the Funds reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, such Fund would then purchase additional Fund shares with any dividend or distribution payments that are "undeliverable". In order to change the option back to "cash", you would need to send the Transfer Agent written instructions as described above.

SHAREHOLDER SERVICES

Pax World offers the following special programs:

ONLINE ACCOUNT ACCESS

For your convenience, Pax World offers Online Account Access. Using your social security number and PIN (personal identification number), you can access your Pax World account online, 24 hours a day / 7 days a week, to review your account balances or histories; purchase or redeem Fund shares; or make exchanges between different Pax World Funds. To register for a PIN and to obtain additional information about investing online, call Pax World (toll-free) at 800-372-7827.

AUTOMATIC INVESTMENT PLAN

Under the Pax World Automatic Investment Plan, you may make regular monthly or quarterly purchases of Fund shares via an automatic debit to a bank account. You should note, however, that the Pax World Automatic Investment Plan does not assure and does not protect against loss in declining markets. For additional information about this service, you may contact Pax World (toll-free) at 800-372-7827 between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, or visit the Pax World website at www.paxworld.com.

TAX-DEFERRED RETIREMENT PLANS

Various tax-deferred retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, SEP (Simplified Employee Pension) IRA plans and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code, are available through Pax World. Information regarding the establishment and administration of these plans, custodial fees and other details is available from Pax World. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

VOLUNTARY WITHDRAWAL PLAN

A voluntary, systematic withdrawal plan is available to shareholders with account balances of $10,000 or more, which provides for monthly, bi-monthly, quarterly or semi-annual checks.

REPORTS TO SHAREHOLDERS

Pax World will send you annual and semi-annual reports. You may elect to have your reports delivered to you via e-mail by enrolling in Pax World's electronic document delivery service, which is available through the Pax World website at www.paxworld.com. The financial statements appearing in annual reports are audited by independent public accountants.

The SEC permits the delivery of a single set of annual and semi-annual reports to any household at which two or more shareholders reside, if the shareholders consent. This procedure, referred to as householding, reduces the volume of duplicate information you receive, as well as the Funds' expenses. If you prefer to receive separate copies of the Funds' annual reports, either now or in the future, Pax World will promptly deliver, upon your written or oral request, a separate copy of the annual and semi-annual reports, as requested, to any shareholder at such shareholder's address to which a single copy was delivered. Notice should be given by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, telephoning Pax World (toll-free) at 1-800-767-1729 or visiting Pax World's web site at www.paxworld.com. If you are currently a shareholder of any Fund sharing an address with another shareholder of that Fund and wish to have only one annual or semi-annual report delivered to your household in the future, please contact us at the same address, telephone number or website.

SHAREHOLDER INQUIRIES

Inquiries should be directed in writing by regular mail to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024, by overnight delivery, to Pax World Funds, c/o PFPC, Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 (Telephone:
800-372-7827), or by telephone (toll-free) at 800-372-7827 (or from outside the United States (collect) at 610-382-7849).

VOLUNTARY INCOME CONTRIBUTION TO PAX WORLD SERVICE

To complement the Balanced Fund's objectives of investing in securities of companies whose businesses are essentially of a non-military nature, the Balanced Fund's founders organized the Pax World Foundation in 1970. In 1992, the Pax World Foundation changed its name to Pax World Service.

In January 1998, Pax World Service became formally affiliated with Mercy Corps, based in Portland, Oregon. The resulting agency represents more than 40 combined years of experience and has provided services or supported projects in approximately 60 countries around the world. Mercy Corps / Pax World Service conducts emergency humanitarian relief, provides assistance with sustainable development projects, operates a micro-enterprise program, seeks to bolster the development of civil society, and provides opportunities for shareholders and other interested parties to gain first-hand experience and exposure to areas of need and/or conflict.

Pax World Service seeks to provide investors with an opportunity to amplify the social benefits of their socially responsible investment in the Balanced Fund by initiating and supporting projects that encourage international understanding, reconciliation, and sustainable economic development on behalf of world peace and the world's poor.

As an investor in the Balanced Fund, you may, at your election, designate a VOLUNTARY contribution to Pax World Service of a percentage of your Balanced Fund income, including capital gains. The Balanced Fund will then automatically calculate the dollar amount this percentage represents and forward it to Pax World Service on your behalf. Contributions to Pax World Service are charitable contributions and as such are tax deductible on your tax return. You will receive an annual confirmation for income tax purposes indicating contributions made.

No compensation will be paid by Pax World Service directly or indirectly to the officers and directors of any Fund. In addition, Pax World understands that no compensation will be paid by Pax World Service directly or indirectly to the directors of Mercy Corps or Pax World Service, except for travel and other reasonable fees for services rendered on behalf of projects undertaken by Pax World Service.

Balanced Fund shareholders who contribute to Pax World Service will receive an annual report of its activities, which includes PAX FACTS, the Pax World Service newsletter, and a financial statement.

To register as a Pax World Service designator, please check off the appropriate box on your account application and we will send you the registration form. Additional information may be obtained by writing to Pax World Service at 3015 SW 1st Avenue, Portland, OR 97201, by telephoning Pax World Service at 503-796-6800 ext. 352 or (toll-free) at 800-292-3355 ext. 352 or Pax World Funds
(toll-free) at 800-767-1729, or by visiting the Pax World Service website at www.paxworld.org.

ADDITIONAL INFORMATION

FOR TEXAS RESIDENTS ONLY: Investment objectives are hereby clarified and intended to be consistent with Texas securities regulations. The Balanced Fund does not intend to make and has not made investments in oil, gas and other mineral leases or arbitrage transactions. The By-Laws of the Balanced Fund contain an investment restriction which does not allow it to purchase or sell real property but permits the Balanced Fund to make an investment in readily marketable interests in real estate investment trusts or readily marketable securities of companies that invest in real estate.

                       PRIVACY POLICY AND PRACTICES NOTICE

The Pax World Funds and Pax World Management Corp. recognize the importance of protecting your personal and financial information. We are therefore sending you this notice to inform you of our privacy policy:

      1. We collect personal information about you to conduct business operations, provide customer service, offer new products, and satisfy legal and regulatory requirements. The nonpublic personal information that we collect about you may include such items as your name, address, social security or taxpayer identification number, telephone number and e-mail address, as well as your account numbers, account balances and account activity.

      2. We collect such information from the following sources: account applications and other forms; correspondence, either written , telephonic or electronic; your use of the Pax World website (such as that provided through online forms and online information-collecting devices known as "cookies"). We do not, however, use "cookies" to retrieve information from a visitor's computer that was not originally sent in a "cookie"; and account history.

      3. We do not disclose any nonpublic personal information about you to anyone, except as disclosed in item 4, below, or as otherwise required or permitted by law.

      4. We may disclose any or all of the nonpublic personal information that we collect about you with our affiliates and third parties that we hire to help us provide products and services to you, such as our broker/dealers, custodians, transfer agents, accountants and attorneys. In addition, we may from time to time distribute information to you on behalf of Pax World Service, a not-for-profit organization that initiates and supports projects encouraging international understanding, reconciliation and sustainable economic development on behalf of world peace and the world's poor. Pax World Service reimburses us for out-of-pocket costs incurred in connection with distributing such information.

      5. We restrict access to nonpublic personal information about you to those employees who need to know that information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

PAX WORLD

ETHICAL INVESTING

INVESTMENT ADVISER

Pax World Management Corp.
222 State Street
Portsmouth, NH  03801-3853

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC, Inc.
P.O. Box 9824
Providence, RI  02940-8024

GENERAL COUNSEL

Kurzman Karelsen & Frank, LLP
230 Park Avenue
New York, NY  10169

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA  02116

PAX WORLD

222 State Street
Portsmouth, NH 03801-3853
[GRAPHIC OMITTED]  800-767-1729
WEB  www.paxworld.com
EMAIL  info@paxworld.com

For General Fund Information:
[GRAPHIC OMITTED]  800-767-1729

For Shareholder Account Information:
[GRAPHIC OMITTED]  800-372-7827

For Broker Services:
[GRAPHIC OMITTED]  800-635-1404

Address All Account Inquiries to:
Pax World
P.O. Box 9824
Providence, RI  02940-8024

[GRAPHIC OMITTED] printed in USA on recycled paper

Additional information about the Funds has been filed with the Securities and Exchange Commission (the "SEC") in a Statement of Additional Information dated the date hereof, and in the Funds' annual and semi-annual reports to shareholders, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Pax World at the address or telephone number noted above, or by visiting Pax World's web site at www.paxworld.com. In addition, you will find in the Funds' annual reports a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Information about the Funds (including the Statement of Additional Information, the Funds' annual and semi-annual reports to shareholders, and other reports and information regarding the Funds) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Such Statement of Additional Information and other reports and information are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of that information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Shareholder inquiries concerning the Funds may also be directed in writing by regular mail to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024, by overnight delivery, to Pax World Funds, c/o PFPC, Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 (telephone: 800-372-7827), or by telephone (toll-free) at 800-372-7827 (or from outside the United States (collect) at 610-382-7849).

Investment Company Act file no.: 811-02064, 811-08097 and 811-09419.

                                   PROSPECTUS
                              APPLICATION ENCLOSED

                            PAX WORLD HIGH YIELD FUND
                               INSTITUTIONAL CLASS

                                  29 April 2005

                                [PAX WORLD LOGO]

Pax World offers mutual funds that seek to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life and that are not engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products. To denote this endeavor, the Funds have adopted the name "Pax World".

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION RELATING HERETO. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      The Pax World Funds' Privacy Policy and Practices Notice is included with this Prospectus but is not considered to be a part of this Prospectus.

      This Prospectus contains the information about the Pax World High Yield Fund's Institutional Class of shares that you should know before investing. You are advised to read this Prospectus and retain it for future reference.

TABLE OF CONTENTS

                                                                            Page

RISK / RETURN SUMMARY:  INVESTMENT OBJECTIVE,
STRATEGIES, PERFORMANCE AND RISKS.......................................       1
     Investment Objective / Goal........................................       1
     Principal Investment Strategies....................................       1
     Principal Risks....................................................       2
     Performance Bar Charts.............................................       3
     Average Annual Total Returns.......................................       4
     Highest and Lowest Quarterly Returns...............................       6
     Growth of a $10,000 Investment.....................................       6
FEES AND EXPENSES.......................................................       8
FINANCIAL HIGHLIGHTS....................................................       9

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
AND ADDITIONAL PRINCIPAL RISKS..........................................      12
     Investment Objectives..............................................      12
     Principal Investment Strategies....................................      12
     Additional Principal Risks.........................................      13
     Portfolio Holdings.................................................      17

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
OF THE FUND.............................................................      18
     Incorporation......................................................      18
     Description of Common Stock........................................      18
     Officers and Directors.............................................      18
     Adviser............................................................      18
     Portfolio Manager..................................................      20
     Distribution.......................................................      20
     Custodian and Transfer and Dividend Disbursing Agent...............      21
     Shareholder Meetings...............................................      21

HOW YOUR SHARE PRICE (NAV) IS DETERMINED................................      21
SHAREHOLDER GUIDE.......................................................      21
     How to Purchase Shares.............................................      21
     How to Sell Your Shares............................................      25
     How to Exchange Your Shares........................................      27
     Frequent Purchases and Redemptions of Fund Shares..................      29

TAXES, DIVIDENDS AND DISTRIBUTIONS......................................      29
     Taxation of the Fund...............................................      29
     Taxation of Shareholders...........................................      29
     Withholding Taxes..................................................      30
     Dividends and Distributions........................................      30
     Important Notice Regarding "Lost Shareholders".....................      30

SHAREHOLDER SERVICES....................................................      31
     Online Account Access..............................................      31
     Automatic Investment Plan..........................................      31
     Tax-Deferred Retirement Plans......................................      31
     Voluntary Withdrawal Plan..........................................      31
     Reports to Shareholders............................................      31
     Shareholder Inquiries..............................................      32

PRIVACY POLICY AND PRACTICES NOTICE.....................................      32

THE HIGH YIELD FUND
INSTITUTIONAL CLASS

RISK / RETURN SUMMARY:
INVESTMENT OBJECTIVE, STRATEGIES,
PERFORMANCE AND RISKS

INVESTMENT OBJECTIVE / GOAL

The primary fundamental investment objective of the Pax World High Yield Fund, Inc. (the "Fund" and/or "High Yield Fund") is to provide its shareholders with a diversified holding of fixed income securities of companies that offer high current income. The Fund will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the Fund's primary objective of seeking high current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to invest at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) rated below BBB-- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities that are, in the opinion of Pax World Management Corp., the Fund's adviser (the "Adviser"), of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions. In addition, the Fund anticipates that the average dollar weighted maturity of the fixed income securities in its portfolio will be ten (10) years or less.

The Fund may also invest in (1) common stocks and other equity-related securities, including equity securities that were attached to or included in a unit with high-yield fixed income securities at the time of purchase, convertible securities and preferred stock, (2) zero coupon, pay-in-kind and deferred payment securities, and (3) debt and equity securities of foreign issuers that the Adviser believes may provide higher yields and/or have greater liquidity than securities of domestic issuers that have similar maturities and quality. In addition, the Fund may use derivative instruments to try to manage investment risks or increase income by trying to predict whether the underlying investment - a security, market index, currency, interest rate, or some other benchmark - will go up or down.

In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer. The Adviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and whether the price of the issuer's security is undervalued or overvalued.

The Fund will not invest in obligations issued or guaranteed by the United States Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Fund's ethical objectives and policies. In addition, the ethical investment policy of the Fund is to exclude from its portfolio securities of:

      o     companies engaged in military activities;

      o companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense;

      o other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense; and

      o companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

PRINCIPAL RISKS

The principal risks of investing in the Fund are price volatility, credit risk, interest rate risk, risks associated with investments in junk bonds, risks associated with investments in zero coupon, pay-in-kind and deferred payment securities, risks associated with investments in derivative securities, risks associated with foreign security investments, risks associated with socially responsible investing, management risk and, in general, the risk of losing money by investing in the Fund.

      o PRICE VOLATILITY refers to the fact that securities values tend to fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These values can fluctuate widely.

      o CREDIT RISK refers to the possibility that the issuer of a security will be unable, or is perceived to be unable, to make interest payments and/or repay the principal on its debt.

      o INTEREST RATE RISK refers to fluctuations in the value of a fixed income security, including corporate and other debt instruments, resulting from changes in interest rates. In general, if interest rates rise, fixed income security prices fall. In addition, interest rate risk tends to increase as the duration of a fixed income security increases.

      o The Fund's INVESTMENTS IN JUNK BONDS may subject the Fund to high credit risk and high market risk. Under adverse economic conditions, there is also a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, such investments may be more illiquid (i.e., harder to value and sell) than higher-rated securities. As a result, valuation of junk bonds may be more dependent upon the Adviser's judgment, and subject the Fund to higher management risk, than is generally the case with higher-rated securities.

      o ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. In addition, the Fund's investment exposure to these securities and their risks, including credit risk and market risk, will increase during the time these securities are held in the Fund's portfolio because these securities do not pay cash interest. Further, the Fund is required to distribute income to its shareholders to maintain its qualification for pass-through treatment under the federal tax laws. Consequently, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of "phantom income" and the value of the paid-in-kind interest.

      o The Fund's INVESTMENTS IN DERIVATIVE SECURITIES for the purposes of managing risk and enhancing return may subject the Fund to investment risks and transaction costs to which the Fund would not otherwise be subject absent the use of such strategies. For example,
            (i) such investments may not achieve the intended effects and may result in losses or missed opportunities to the Fund, (ii) such investments may not offset fully the Fund's underlying positions and could, therefore, result in losses to the Fund that would not have occurred otherwise, and (iii) certain of such investments involve costs to the Fund that could reduce the Fund's return.

      o The Fund's INVESTMENTS IN FOREIGN SECURITIES may subject the Fund to the risks of political or economic instability in the country of the issuer, the possibility of imposition of exchange control regulations and the risk of fluctuations in currency exchange rates. In addition, costs may be incurred by the Fund in connection with conversions between currencies.

      o The Fund's SOCIALLY RESPONSIBLE OBJECTIVE may limit the availability of investment opportunities more than is customary with other mutual funds.

      o The Adviser strives to anticipate market movements along with the risks described above and actively manages the Fund based upon its judgment. MANAGEMENT RISK, which exists in varying amounts in most mutual funds, refers to the possibility that the Adviser may fail to anticipate these movements or risks, or to execute the Fund's strategy effectively.

You should understand that all investments involve risk, there can be no guarantee against loss from an investment in the Fund, and there can be no assurance that the Fund's investment objective will be attained.

PERFORMANCE BAR CHARTS (1) (2)

The information in the following bar charts provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Individual Investor Class of shares (which is not offered in this Prospectus) from period to period and the Fund Institutional Class of shares for the period commencing on June 1, 2004 (the date operations of the Fund's Institutional Class of shares commenced) to December 31, 2004. While analyzing this information, please note that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

              Pax World High Yield Fund - Individual Investor Class

  2000               2001             2002              2003             2004
 -0.58%             5.82%            -0.51%            16.90%           10.00%

                 Pax World High Yield Fund - Institutional Class

                             June 1, 2004 (the date
                            operations commenced) to
                                December 31, 2004
                                    9.65% (3)

(1) The above charts show the performance of the Fund's Individual Investor Class of shares (which is not offered by this Prospectus), and the Fund's Institutional Class of shares, because none of the Fund's Institutional Class of shares were issued until June 1, 2004. All classes of the Fund's shares should have substantially similar performance (without taking the Fund's expenses into consideration) because the Fund's assets are invested in the same or a similar portfolio of securities for each class; performance among classes should differ only to the extent that such classes have different expenses. If the expenses of the Fund's Institutional Class of shares are higher than the expenses of the Fund's Individual Investor Class of shares, then the performance of the Fund's Institutional Class of shares may be worse than that of the Fund's Individual Investor Class of shares.

(2) The short term redemption fee imposed by the Fund is not reflected on the above charts; if that amount were reflected, the total return figures would be less than those shown. In addition, the Adviser assumed certain expenses during the periods shown on the above charts; the total return figures for those periods shown on the charts for those periods would have been lower had those expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. Total return figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance information, please visit www.paxworld.com or call 800-767-1729.

(3)   Cumulative total return.

AVERAGE ANNUAL TOTAL RETURNS

The information in the following table provides some indication of the risks of investing in the Fund by showing how the average annual total returns (including operating expenses) (i) of the Fund's Individual Investor Class (which is not offered by this Prospectus) for 1 and 5 years and the period October 8, 1999 (the date of the Fund's inception) to December 31, 2004 and (ii) of the Fund's Institutional Class for the period June 1, 2004 (the date operations of the Fund's Institutional Class of shares commenced) to December 31, 2004, each compare with the Merrill Lynch High Yield Master I Index, a broad measure of market performance, and the Lipper High Current Yield Fund Index. The table also presents the impact of taxes on the Fund's return. To calculate these figures, the Fund uses the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but does not take into consideration state or local income taxes.

In certain cases, the figure representing Return After Taxes on Distributions and Sale of Fund Shares may be HIGHER than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Please note that your individual after-tax returns depend upon your particular tax situation and may differ, therefore, from the after-tax returns shown in the table. In addition, please note that the information in the following table does not apply to tax-deferred accounts, such as individual retirement accounts and 401(k) accounts, because such accounts are only subject to taxes upon redemption. Finally, please keep in mind that past performance - whether before taxes or after taxes - is not necessarily an indication of how the Fund will perform in the future.

                                                                                                     Period June 1, 2004
                                                                                Period October 8,         (the date
                                                                                1999 (the date of         operations
                                                          Periods Ended           inception) to         commenced) to
                                                        December 31, 2004       December 31, 2004     December 31, 2004
                                                       1 Year     5 Years
High Yield Fund - Individual Investor Class (1) (2)
      Return Before Taxes                               10.00%      6.12%             5.35%
      Return After Taxes on Distributions               7.34%       3.10%             2.41%
      Return After Taxes on Distributions and           6.46%       3.31%             2.69%
         Sale of Fund Shares

High Yield Fund - Institutional Class (1) (2)
      Return Before Taxes                                                                                   9.65%
      Return After Taxes on Distributions                                                                   8.00%
      Return After Taxes on Distributions and
         Sale of Fund Shares                                                                                6.28%

Merrill Lynch High Yield Master I Index (3) (4)         10.76%      7.31%             7.24%                 11.02%

Lipper High Current Yield Fund Index (3) (5)            10.34%      3.99%             4.32%                 10.44%

(1) The above chart shows the average annual total returns of the Fund's Individual Investor Class of shares (which is not offered by this Prospectus), and the Fund's Institutional Class of shares, because none of the Fund's Institutional Class of shares were issued until June 1, 2004. All classes of the Fund's shares should have substantially similar average annual total returns (without taking the Fund's expenses into consideration) because the Fund's assets are invested in the same or a similar portfolio of securities for each class; average annual total returns among classes should differ only to the extent that such classes have different expenses. If the expenses of the Fund's Institutional Class of shares are higher than the expenses of the Fund's Individual Investor Class of shares, then your average annual total returns may be lower than those of the Fund's Individual Investor Class of shares.

(2) The short term redemption fee imposed by the Fund is not reflected in the above table; if that amount were reflected, the total return figures would be less than those shown. In addition, the Adviser assumed certain expenses of the Fund during the periods shown in the above table; total return figures for the Fund for those periods would have been lower had those expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance information, please visit WWW.PAXWORLD.COM or call 800-767-1729.

(3)   Total return figures reflect no deduction for fees, expenses or taxes.

(4) The Merrill Lynch High Yield Master I Index is comprised of high yield funds selected by Merrill Lynch & Co., Inc. and is an unmanaged index in which investors cannot directly invest.

(5) The Lipper High Current Yield Fund Index is comprised of high yield funds selected by Lipper Analytical Services, Inc. and is an unmanaged index in which investors cannot directly invest.

HIGHEST AND LOWEST QUARTERLY RETURNS (1) (2)

      Pax World High Yield Fund - Individual Investor Class - since 10/8/99

                 1st quarter 2001:                     6.30%
                 2nd quarter 2002:                    -5.39%

       Pax World High Yield Fund - Institutional Class - since 6/1/04 (3)

                 4th quarter 2004:                     4.75%
                 3rd quarter 2004:                     3.50%

(1) The above tables show the highest and lowest quarterly returns of the Fund's Individual Investor Class of shares (which is not offered by this Prospectus), and the Fund's Institutional Class of shares, because none of the Fund's Institutional Class of shares were issued until June 1, 2004. All classes of the Fund's shares should have substantially similar quarterly returns (without taking the Fund's expenses into consideration) because the Fund's assets are invested in the same or a similar portfolio of securities for each class; quarterly returns among classes should differ only to the extent that such classes have different expenses. If the expenses of the Fund's Institutional Class of shares are higher than the expenses of the Fund's Individual Investor Class of shares, then your quarterly returns may be lower than those of the Fund's Individual Investor Class of shares.

(2) The short term redemption fee imposed by the Fund is not reflected in the above tables; if that amount were reflected, the total return figures would be less than those shown. In addition, the Adviser assumed certain expenses during the periods shown in the tables above; the total return figures shown in the tables for those periods would have been lower had those expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. Total return figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance information, please visit WWW.PAXWORLD.COM or call 800-767-1729.

(3)   The date operations of the Fund's Institutional Class of shares commenced.

GROWTH OF A $10,000 INVESTMENT, COMPOUNDED ANNUALLY

                                     10-8-1999         1999 (6)   2000       2001       2002       2003       2004
High Yield Fund - Individual
Investor Class (1) (2)                  $10,000       $9,754     $9,697     $10,262    $10,209    $11,935    $13,128

Merrill Lynch High Yield Master I
Index (3) (4)                           $10,000       $10,128    $9,745     $10,350    $10,232    $13,019    $14,419

Lipper High Current Yield Fund
Index (3) (5)                           $10,000       $10,266    $9,269     $9,173     $8,952     $11,311    $12,481

                                      6-1-04            2004 (7)
High Yield Fund -
Institutional  Class (1) (2)            $10,000       $10,965

Merrill Lynch High Yield Master
I Index (3) (4)                         $10,000       $11,102

Lipper High Current Yield Fund
Index (3) (5)                           $10,000       $11,044

(1) The above charts show the growth of a $10,000 investment in the Fund's Individual Investor Class of shares (which is not offered by this Prospectus), and the Fund's Institutional Class of shares, because none of the Fund's Institutional Class of shares were issued until June 1, 2004. All classes of the Fund's shares should have substantially similar growth (without taking the Fund's expenses into consideration) because the Fund's assets are invested in the same or a similar portfolio of securities for each class; growth among classes should differ only to the extent that such classes have different expenses. If the expenses of the Fund's Institutional Class of shares are higher than the expenses of the Fund's Individual Investor Class of shares, then the growth of your $10,000 investment may be lower than those of the Fund's Individual Investor Class of shares.

(2) The short term redemption fee imposed by the Fund is not reflected on the above charts; if that amount were reflected, the total return figures would be less than those shown. In addition, the Adviser assumed certain expenses of the Fund during the periods shown on the charts; the amounts shown on the charts for the Fund for those periods would have been lower had those expenses not been assumed. The amounts shown on the above charts for the Fund include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. In addition, the amounts shown on the above charts represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance information, please visit WWW.PAXWORLD.COM or call 800-767-1729.

(3) The amounts shown on the above chart reflect no deduction for fees, expenses or taxes.

(4) The Merrill Lynch High Yield Master I Index is comprised of high yield funds selected by Merrill Lynch & Co., Inc. and is an unmanaged index in which investors cannot directly invest.

(5) The Lipper High Current Yield Fund Index is comprised of high yield bond funds selected by Lipper Analytical Services, Inc. and is an unmanaged index in which investors cannot directly invest.

(6) 1999 represents a partial year from October 8, 1999 (the date of the Fund's inception) to December 31, 1999.

(7) 2004 represents a partial year from June 1, 2004 (the date operations of the Fund's Institutional Class of shares commenced) to December 31, 2004.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund's Institutional Class. The purpose of this table is to assist you in understanding the various costs and expenses that you will bear, whether directly or indirectly. "Other Expenses" include operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees, and is based on amounts incurred by the Fund's Institutional Class of shares for the period commencing on June 1, 2004 (the date operations of the Fund's Institutional Class of shares commenced) and ending on December 31, 2004.

SHAREHOLDER FEES (fees paid directly from your investment):
     Maximum Sales Charge (Load) Imposed on Purchases
         (as a percentage of offering price)....................................        0.00%
     Maximum Deferred Sales Charge (Load)
         (as a percentage of original purchase price
         or redemption proceeds, as applicable).................................        0.00%
     Maximum Sales Charge (Load) Imposed on
         Reinvested Dividends and Other Distributions
         (as a percentage of offering price)....................................        0.00%
     Redemption Fees (as a percentage of amount redeemed,
         if applicable) (1).....................................................        2.00%
     Exchange Fees (as a percentage of average net assets)......................        0.00%

ANNUAL FUND NET OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS) AS OF DECEMBER 31, 2004
(expenses that are deducted from Fund assets):
     Management Fee.............................................................        0.95%
     Distribution and/or Service (12b-1) Fees...................................        0.00%
     Other Expenses (estimated).................................................        0.98%
                                                                                       -----
Total Annual Fund Operating Expenses............................................                 1.93%
     Less Operating Expenses Assumed by Adviser (2) (3).........................                 0.78%
                                                                                                -----
Total Annual Fund Net Operating Expenses (4)....................................                          1.15%
                                                                                                         =====

(1) Effective April 30, 2004, certain redemptions of shares of the Fund's Institutional Class became subject to a 2% short term redemption fee.

(2) Pursuant to the terms of the Advisory Agreement entered into between the Adviser and the Fund, the Adviser is required to reimburse the Fund for certain expenses incurred by it with respect to the Individual Investor Class of shares of the Fund (which is not offered hereby) and the Institutional Class of shares of the Fund during any given fiscal year (including management fees, but excluding custodian expense offset fees), that exceed, on a per annum basis, 1.50% and 1.15% of the average daily net asset value of the Individual Investor Class of shares of the Fund and the Institutional Class of shares of the Fund, respectively, for such fiscal year. Such Advisory Agreement provides that (i) it may be terminated by the Fund or the Adviser at any time upon not more than sixty
      (60) and not less than thirty (30) days written notice, and (ii) will terminate automatically in the event of its assignment (as defined in the Investment Company Act). In addition, such Advisory Agreement provides that it may continue in effect from year to year only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act (i.e., by majority vote of the Fund's outstanding voting securities or by a majority of the Directors of the Fund who are not parties to such Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter).

(3) The Adviser has agreed to waive its compensation from the High Yield Fund to the extent necessary to offset the amount of the advisory fees payable by Pax World Money Market Fund,

      Inc. (the "Money Market Fund") to the Adviser with respect to any assets of the High Yield Fund that are invested in the Money Market Fund.

(4)   Total expenses, net of expenses assumed by the Adviser.

The following Example is intended to help you compare the cost of investing in shares of the Fund's Institutional Class of shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund's Institutional Class for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses with respect to the Fund's Institutional Class remain the same, and that the Adviser continues to assume expenses incurred by the Fund (including management fees, but excluding custodial expenses offset fees) in excess, on a per annum basis, of 1.15% of the average daily net asset value of the Fund's Institutional Class per year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year            3 Years          5 Years           10 Years
       $117              $365              $633             $1,398

Shares of the Fund's Institutional Class that are redeemed within forty-five
(45) days of purchase are subject to a two percent (2.0%) short term redemption fee which is not reflected in the above table. The expenses shown in the above table would be greater if such short term redemption fee were included.

As noted in the table above, the Fund does not charge sales fees (loads) on reinvested dividends and other distributions and, therefore, the Example does not reflect sales charges (loads) on reinvested dividends and other distributions.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS (1)

The following Financial Highlights Tables are intended to help you understand the financial performance of the Fund's Individual Investor Class of shares (which is not offered by this Prospectus) for the past 5 years and the financial performance of the Fund's Institutional Class of shares for the period June 1, 2004 (the date operations commenced) to December 31, 2004. Certain information reflects financial results for a single share of the Fund's Individual Investor Class and Institutional Class, as the case may be. The total returns in the tables represent the rate you would have earned (or lost) on an investment in the Fund's Individual Investor Class of shares and Institutional Class of shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP with respect to the years ended December 31, 2003 and 2004 and the period commencing on June 1, 2004 (the date operations of the Institutional Class of shares commenced) and ending on December 31, 2004 whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information from the Fund's annual report, a copy of which is available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning (toll-free) 800-767-1729 or by visiting the Pax World website at WWW.PAXWORLD.COM, and Pannell Kerr Forster PC with respect to the years ended December 31, 2000 through 2002, inclusive.

The following per share data, ratios and supplemental data have been derived from information provided in the financial statements and the Fund's underlying financial records.

              Pax World High Yield Fund - Individual Investor Class

1.   SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         YEAR ENDED DECEMBER 31
                                                                         ----------------------
                                                    2004           2003           2002            2001            2000
                                                    ----           ----           ----            ----            ----
Net Asset Value, beginning of period ........    $     8.64     $     7.89     $     8.50      $     8.74      $     9.67
                                                 ----------     ----------     ----------      ----------      ----------
    Income (loss) from investment operations
       Investment income, net (2) ...........          0.56           0.54           0.56            0.75            0.88
       Realized and unrealized gain (loss) on
        investments, net ....................          0.27           0.75          (0.61)          (0.24)          (0.93)
                                                 ----------     ----------     ----------      ----------      ----------
          Total from investment operations ..          0.83           1.29          (0.05)           0.51           (0.05)
                                                 ----------     ----------     ----------      ----------      ----------

Less distributions
    Dividends from investment income, net ...          0.60           0.54           0.56            0.75            0.88
    Distributions from realized gains .......          0.02             --             --              --              --
                                                 ----------     ----------     ----------      ----------      ----------
          Total distributions ...............          0.62           0.54           0.56            0.75            0.88
                                                 ----------     ----------     ----------      ----------      ----------

Net asset value, end of period ..............    $     8.85     $     8.64     $     7.89      $     8.50      $     8.74
                                                 ----------     ----------     ----------      ----------      ----------

2. TOTAL RETURN (3) .........................         10.00%         16.90%         (0.51%)          5.82%          (0.58%)

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of year ('000s) .............    $   45,852     $   47,857     $   31,219      $   16,259      $   10,340

Ratio to average net assets
    Net expenses, excluding custody credits .          1.50%          1.50%          1.48%           1.57%           0.92%
    Net investment income ...................          6.46%          6.56%          6.96%           8.42%           9.80%

Portfolio turnover rate .....................         94.84%        130.69%        101.70%         194.33%         119.90%

Net expenses, including custody credits and
  expenses assumed by Adviser ...............          1.50%          1.50%          1.46%           1.50%           0.85%

Net expenses, excluding custody credits and
  expenses assumed by Adviser................          2.13%          2.07% (4)      2.49% (4)       3.46% (4)       4.43% (4)

                 Pax World High Yield Fund - Institutional Class

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            Period June 1, 2004
                                                      (the date operations commenced)
                                                         to December 31, 2004 (5)
Net Asset Value, beginning of period .................          $    8.44
                                                                ---------
    Income (loss) from investment operations ........
       Investment income, net (2) ....................               0.34
       Realized and unrealized gain (loss) on
        investments, net .............................               0.46
                                                                ---------
          Total from investment operations ...........               0.80
                                                                ---------

Less distributions
    Dividends from investment income, net ............               0.37
    Distributions from realized gains ................               0.02
                                                                ---------
          Total distributions ........................               0.39
                                                                ---------

Net asset value, end of period .......................          $    8.85
                                                                ---------

2. TOTAL RETURN (3) (6) ..............................               9.65%

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of year ('000s) ......................          $   6,487

Ratio to average net assets
    Net expenses, excluding custody credits...........               1.15% (7)
    Net investment income.............................               6.85% (7)

Portfolio turnover rate...............................              94.84%

Net expenses, including custody credits and expenses
  assumed by Adviser..................................               1.15% (7)

Net expenses, excluding custody credits and expenses
  assumed by Adviser..................................               1.93% (7)

(1) The above tables show the financial highlights of the Fund's Individual Investor Class of shares (which is not offered by this Prospectus), and the Fund's Institutional Class of shares, because none of the Fund's Institutional Class of shares were issued until June 1, 2004.

(2)   Based on average shares outstanding during the period.

(3) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

(4)   Includes additional expense reimbursement.

(5)   The date operations of the Fund's Institutional Class of shares commenced.

(6)   Not Annualized.

(7)   Annualized.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
STRATEGIES AND ADDITIONAL PRINCIPAL RISKS

INVESTMENT OBJECTIVES

The Fund's primary investment objective is to provide its shareholders with a diversified holding of securities of companies that offer high current income. The Fund will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the Fund's primary objective of seeking high current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to invest at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) rated below BBB-- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities which are, in the opinion of the Adviser, of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions. The Fund may also invest in (i) common stocks and other equity-related securities, including equity securities that were attached to or included in a unit with high-yield fixed income securities at the time of purchase, convertible securities, bank debt and preferred stock, (ii) zero coupon, pay-in-kind and deferred payment securities, and (iii) debt and equity securities of foreign issuers that the Adviser believes may provide higher yields and/or have greater liquidity than securities of domestic issuers that have similar maturities and quality. In addition, the Fund may use derivative instruments to try to manage investment risks or increase income by trying to predict whether the underlying investment
- a security, market index, currency, interest rate, or some other benchmark - will go up or down. The Fund anticipates that the average dollar weighted maturity of the fixed income securities in its portfolio will be ten (10) years or less.

                                      * * *

Although the Fund does not intend to use "leverage" as a strategy, the Fund may borrow up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions.

                                      * * *

The Fund seeks to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products. In addition, the Fund will endeavor (but is not required) to invest in companies that have adopted and administer fair employment and pollution control policies to the extent information reflecting such policies and administrative practices is available to the Fund.

In addition to the securities noted above, the Fund reserves the right to hold temporarily other types of securities, including commercial paper, bankers' acceptances, non-convertible debt securities (corporate) or government securities and high quality money market securities or cash (foreign currencies or United States dollars) and the Fund reserves the right to hold securities issued by the Pax World Money Market Fund, Inc. (the "Money Market Fund"), each in such proportions as, in the opinion of the Adviser, prevailing market, economic or political conditions warrant. The Fund may also temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs. You should note, however, that the Funds may not be able to achieve their respective investment objectives when pursuing temporary defensive strategies.

The Fund will not invest in obligations issued or guaranteed by the U.S. Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Fund's socially responsible objectives and policies.

In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and management of an issuer. The Adviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and whether the price of the issuer's security is undervalued or overvalued.

ADDITIONAL PRINCIPAL RISKS

BORROWING FOR LEVERAGE

From time to time, the Fund may borrow up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to twenty percent (20%) of the value of its total assets to secure such borrowings. Such borrowings may subject the Fund to greater risks and costs than mutual funds that do not borrow. For example, the Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell such investments in order to comply with the capital coverage requirements of the Investment Company Act, which require the value of a fund's assets, less its liabilities other than borrowings, to be equal to at least three hundred percent (300%) of all borrowings including the proposed borrowing. In addition, because interest on money the Fund borrows is an expense of the Fund, the Fund's expenses may increase more than the expenses of mutual funds that do not borrow and the NAV per share of the Fund may fluctuate more than the NAV per share of mutual funds that do not borrow.

CONVERTIBLE SECURITIES

A convertible security can be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). The price of a convertible security is influenced, in part, by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

CORPORATE AND OTHER DEBT SECURITIES

The Fund may invest in all corporate and other debt obligations of domestic and foreign issuers. Such securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.

Investment grade debt securities are rated within the four highest quality grades as determined by Moody's Investors Service (currently Aaa, Aa, A and Baa for bonds), or Standard & Poor's Ratings Group (currently AAA, AA, A and BBB for bonds), or by another nationally recognized statistical rating organization or, in unrated securities which are, in the opinion of the Adviser, of equivalent quality. Debt rated BB, B, CCC, CC, C and D by S&P's, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded by the rating agency, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Within this category, BB/Ba indicates the lowest degree of speculation and D/C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by S&P's is the lowest rated debt that is not in default as to principal or interest and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Debt rated D by S&P's is in payment default. Moody's does not have a D rating. These ratings, however, represent the rating agencies' opinions regarding credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

Corporate and other debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). In addition, lower rated or unrated (i.e., high-yield or high risk) securities (commonly referred to as "junk bonds") are more likely to react to developments affecting credit and market risks than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Under adverse economic conditions, there is also a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further due to the reluctance of dealers to increase their bond inventory, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater.

You should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short term investing.

FOREIGN SECURITIES

While the Fund intends to invest primarily in domestic securities, the Fund may invest up to forty percent (40%) of its net assets, in foreign corporate, as well as government, securities, provided the proceeds of such government securities are earmarked for a specific purpose that complies with the investment objectives and policies of the Fund. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, "Government Entities") of foreign countries denominated in the currencies of such countries or in United States dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country). Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the Asian Development Bank, the European Investment Bank and the World Bank (International Bank for Reconstruction and Development).

The Fund believes that in many instances such foreign securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although under certain market conditions, such securities may be less liquid than the securities of United States corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies.

You should be aware that foreign securities involve certain risks, including political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by domestic companies or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation or diplomatic developments which could affect investment in those countries. In the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. Foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between various currencies. It may not be possible to hedge against the risks of currency fluctuations.

Additional costs could be incurred in connection with any international investment activities engaged in by the Fund. Foreign brokerage commissions are generally higher than United States brokerage commissions. Increased custodian costs as well as administrative difficulties may also be involved. If a security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund may receive income in such currencies, the Fund will be required to compute and distribute their income in United States dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into United States dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency.

PORTFOLIO TURNOVER

While as a matter of policy, the Fund will try to limit the turnover of its portfolio, it is possible that, as a result of its investment policies and social criteria or as a result of certain tax measures taken by the Fund, the portfolio turnover rate of the Fund may exceed one hundred percent (100%), although the Fund's portfolio turnover rate is not expected to exceed one hundred fifty percent (150%) except under conditions of extraordinary market turmoil.

High portfolio turnover of over one hundred twenty percent (120%) with respect to the Fund may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will be fully collateralized at all times by obligations issued or guaranteed by United States Government agencies and instrumentalities (other than the United States Treasury) in an amount at least equal to the purchase price of the underlying securities (including accrued interest earned thereon). In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

SECURITIES OF FINANCIALLY AND OPERATIONALLY TROUBLED ISSUERS

The Fund may invest in debt or equity securities of financially troubled or bankrupt companies (financially troubled issuers) and in debt or equity securities of companies that in the view of the Adviser are currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers). Although the Fund will invest in select companies that, in the view of the Adviser, have the potential over the long term for capital growth, there can be no assurance that such financially or operationally troubled companies can be successfully transformed into profitable operating companies.

It is anticipated that many of such portfolio investments may not be widely traded and that the Fund's position in such securities may be substantial relative to the market for such securities. As a result, the Fund may experience delays and incur losses and other costs in connection with the sale of its portfolio securities. In addition, securities of financially troubled issuers are more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. Securities of financially troubled issuers are also more likely to go into default than securities of other issuers during an economic downturn or recession. In addition, the securities of financially and operationally troubled issuers may require the Adviser to participate in bankruptcy proceedings, reorganizations or financial restructurings on behalf of the Fund. To the extent the Fund invests in such securities, it may have a more active participation in the affairs of issuers than is generally assumed by an investor. This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. In a bankruptcy or other proceedings, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of the creditors.

UNITED STATES GOVERNMENT AGENCY AND/OR INSTRUMENTALITY SECURITIES

The Fund may invest in securities issued or guaranteed by United States agencies or instrumentalities, the proceeds of which are earmarked for a specific purpose that complies with the investment objectives and policies of the Fund. These obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality issuing or guaranteeing the obligation does not meet its commitments. Obligations of the Government National Mortgage Association, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association, the Student Loan Marketing Association and Resolution Funding Corporation, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of that Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, the Fund's custodian (the "Custodian"), will maintain, in a segregated account for the Fund, cash or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis.

ZERO COUPON, PAY-IN-KIND OR DEFERRED PAYMENT SECURITIES

The Fund may invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income". The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals.

There are certain risks related to investing in zero coupon, pay-in-kind and deferred payment securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of "phantom income" and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

PORTFOLIO HOLDINGS

The Fund currently discloses, within 60 days after the end of each fiscal quarter (currently March 31, June 30, September 30 and December 31), a detailed list of the securities held in its portfolio as of the end of that fiscal quarter in the Fund's annual reports, semi-annual reports and quarterly holdings reports on Form N-Q. These reports are available without charge upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, by telephoning Pax World (toll-free) at 800-767-1729, by visiting the "Download Documents" section of the Pax World website at www.paxworld.com, or by visiting the SEC's EDGAR database at www.sec.gov. In addition, the "Performance" section of the Pax World website relating to the Fund contains a detailed list, as of the end of the most recent calendar month, of the Fund's ten largest portfolio holdings, the percentage that each holding represents of the Fund's total assets, and the dollar value of each holding. In general, this information is provided approximately 10 days after the end of each month and is available until updated for the next calendar month. The Fund reserves the right to modify or terminate this policy at any time and from time to time in its sole and absolute discretion without prior notice to the Fund's shareholders. A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

MANAGEMENT, ORGANIZATION AND
CAPITAL STRUCTURE OF THE FUNDS

INCORPORATION

The Fund was incorporated under the laws of the State of Delaware on June 15, 1999. The Fund is registered under the Investment Company Act as an open-end management investment company commonly known as a mutual fund.

DESCRIPTION OF COMMON STOCK

The Fund is currently authorized to issue 50,000,000 shares of capital stock, par value $1.00 per share, which shares are divided into two classes: the Individual Investor Class (which is not offered hereby) and the Institutional Class. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that (i) each class of shares has different class designations; (ii) only the holders of the Individual Investor Class of shares of the Fund (which is not offered hereby) are entitled to vote on matters pertaining to the Fund's distribution expense plan and any related agreements applicable to that class in accordance with the provisions of Rule 12b-1 of the Investment Company Act; and (iii) only the holders of the Institutional Class of shares of the Fund are entitled to vote on matters pertaining to any distribution expense plan of the Fund and any related agreements applicable to that class in accordance with the provisions of Rule 12b-1 of the Investment Company Act. In the event of liquidation, each share of stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Directors.

OFFICERS AND DIRECTORS

The Fund's officers conduct and supervise the daily business operations of the Fund. The Fund's Board of Directors oversees the Adviser and decides upon matters of general policy.

Effective January 1, 2005, the Fund pays each of its affiliated directors an annual retainer of $1,750 and each of its unaffiliated directors an annual retainer of $3,500. In addition, the Fund currently pays each of its affiliated Directors a fee of $300, and each of its unaffiliated Directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. The Fund also currently pays (i) $500 to each member of its Audit Committee for attendance at each Audit Committee meeting, and (ii) $300 to each member of its Nominating Committee for attendance at each Nominating Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings.

ADVISER

PAX WORLD MANAGEMENT CORP.

Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 (the "Adviser"), is the adviser to the Fund. It was incorporated in 1970 under the laws of the State of Delaware and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Pursuant to the terms of an Advisory Agreement entered into between the Adviser and the Fund (the "Advisory Agreement"), the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for managing the assets of the Fund in accordance with the Fund's investment objectives, investment programs and policies. As of December 31, 2004, the Adviser had approximately $1.7 billion in assets under management by virtue of serving as the adviser to Pax World Balanced Fund, Inc. (the "Balanced Fund"), Pax World Growth Fund, Inc. (the "Growth Fund"), the Fund and Pax World Money Market

Fund, Inc. (the "Money Market Fund"). The Adviser currently manages investments for clients other than the Balanced, Growth, High Yield and Money Market Funds, and may continue to do so in the future.

Pursuant to the terms of the Advisory Agreement, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of the Fund are less than $5,000,000, the Adviser will be compensated by the Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of the Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by the Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (.75%) of average daily net assets in excess of $25,000,000. The aggregate fees incurred by the Fund and payable to the Adviser for the most recent fiscal year were $455,407. Prospective investors should note, however, that the Adviser agreed to reimburse the Fund's Institutional Class of shares for certain expenses incurred by it during the most recent fiscal year (including management fees, but excluding custodian expense offset fees) that exceeded, on a per annum basis, 1.15% of the average daily net asset value of such class of shares for such fiscal year. A discussion of the basis of the approval of the Advisory Agreement by the Board of Directors of the Fund shall be available in the Funds' annual and semi-annual reports commencing with the period ending June 30, 2005.

The Adviser has agreed to supply and pay for such services as are deemed by the Board of Directors of the Fund to be necessary or desirable and proper for the continuous operations of the Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) with respect to the Individual Investor Class of shares of the Fund and the Institutional Class of shares of the Fund that exceed, on a per annum basis, 1.50% and 1.15% of the average daily net asset value of such classes, respectively, per annum. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Fund's custodian and transfer agent; (iv) the fees of the Fund's legal counsel and independent accountants; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. The Adviser supplied and assumed a total of $290,254 and $24,570 of such services relating to the Individual Investor Class of shares of the Fund (which is not offered hereby) and the Institutional Class of shares of the Fund, respectively, for the most recent fiscal year. In addition, the Adviser has agreed to waive its compensation from the Fund to the extent necessary to offset the amount of the advisory fees payable by the Money Market Fund to the Adviser with respect to any assets of the Fund that are invested in the Money Market Fund.

MR. THOMAS W. GRANT, the President of the Adviser, is also the President of H.
G. Wellington & Co., Inc., the Fund's distributor and a brokerage firm that the Fund may use to execute brokerage transactions ("H. G. Wellington"), and has been associated with that firm since 1991. Mr. Grant served previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer. His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds. Mr. Grant serves as a member of the Board of Directors of the each of the Balanced, Growth and High Yield Funds.

MR. LAURENCE A. SHADEK, the Chairman of the Board of Directors of the Adviser, is also an Executive Vice-President of H. G. Wellington and, together with members of his family, owns a twenty-five and seventy-three one hundredths percent (25.73%) interest in H.G. Wellington. Mr. Shadek has been associated with that firm since March 1986. He was previously associated with Stillman, Maynard & Co., where he was a general partner. Mr. Shadek's investment experience includes twelve years as a limited partner and Account Executive with the firm Moore & Schley. Mr. Shadek serves as the Chairman of the Board of Directors of each of the Balanced, Growth and High Yield Funds.

MS. ANITA GREEN, the Vice President of Social Research, joined the Adviser as its Manager of Shareholder Services in 1990, and served as a Co-Treasurer of the Adviser (1998-2004) and the Balanced Fund (1998-2004) and an Assistant Treasurer of the Growth Fund (1997-2004) and the High Yield Fund (1999-2004). Ms. Green is a frequent speaker on socially responsible investing issues, and is a nationally recognized leader in the areas of social screening and corporate activism. Ms. Green is a member of the Board of Directors of the Social Investment Forum (SIF) and has served as Secretary for that organization. She also is on the steering committee of the SIF International Working Group and the Social Investment Research Analyst Network. Ms. Green earned her BA in Interpersonal

Communication from Truman University and her MA in Organizational Management from the University of Phoenix.

PORTFOLIO MANAGER

MS. DIANE KEEFE is the Portfolio Manager of the Fund and, as such, is the person responsible for the day-to-day management of the Fund's portfolios.

Ms. Keefe received her Bachelor of Arts degree in Political Economy from Wellesley College and a Masters of Business Administration in Finance from Columbia University Graduate School of Business. From 1984 to 1985, Ms. Keefe was an Associate in the Municipal Investment Banking Division of PaineWebber, Inc. In 1986, Ms. Keefe became a Vice President of Oppenheimer Government Securities, Inc. and in 1987 became a Vice President of Dillon, Read & Co. where she was engaged in the institutional sales of mortgage backed securities until 1988 and specialized in the institutional sales of preferred stock and provided advice with respect to bond and preferred stock repurchase programs until 1989. Prior to joining the Adviser in 1999, Ms. Keefe was a Senior Vice President in the Taxable Fixed Income Department of Dillon, Read & Co., Inc. specializing in high yield securities from 1989 until its merger with Swiss Bank Corp. in September 1998, at which time Ms. Keefe was appointed as a Director in the Rates Division of Swiss Bank Corp. Ms. Keefe is a Chartered Financial Analyst and a member of the New York Society of Securities Analysts and the Association of Investment Management and Research. In addition, Ms. Keefe has served on the Co-op America Board of Directors for over 10 years and has served as its Chairperson since 1998. Ms. Keefe is also a member of the Peace and Service Committee of the Wilton, Connecticut Monthly Meeting, Religious Society of Friends (Quakers) and a member of the Board of Directors of the Norwalk, Connecticut Land Trust. Since 2001, Ms. Keefe has served as a Trustee of the New York Yearly Meeting, Religious Society of Friends (Quakers).

The Statement of Additional Information provides additional information about
(i) the Portfolio Manager's compensation, (ii) other accounts, if any, managed by the Portfolio Manager, and (iii) the Portfolio Manager's ownership, if any, of Fund shares.

The Adviser is responsible for decisions to buy and sell securities for the Fund and the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for portfolio securities of the Fund, the Fund is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Fund will consider the research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions of the Fund. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, H. G. Wellington and its affiliates.

DISTRIBUTION

The Fund maintains a distribution expense plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act that allows the Fund to pay distribution and other fees for the sale and distribution of the Fund's Individual Investor Class of shares (which is not offered hereby) and for services provided to the Fund's shareholders. Such expenses include (but are not limited to) advertising, compensation of underwriters, dealers and sales personnel, and the printing and mailing of sales literature. Amounts incurred by the Fund under the Plan with respect to the Fund's Individual Investor Class of shares (which is not offered by this Prospectus) for advertising, printing, postage and sales expenses (travel, telephone, and sales literature) for the most recent fiscal year totaled $206,586, of which $43,522 was assumed by the Adviser leaving a net of $163,064 which was paid by the Fund.

Pursuant to the Plan, the Fund has entered into a distribution agreement with H.
G. Wellington (the "Distribution Agreements"). Under the Distribution Agreement,
H. G. Wellington serves as distributor of the Fund's shares, and for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on the Fund until accepted by the Fund as principal.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

STATE STREET BANK AND TRUST COMPANY, 225 Franklin Street, Boston, MA 02110 ("State Street"), serves as the custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. PFPC, INC., 760 Moore Road, King of Prussia, PA 19406 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Fund and in that capacity maintains certain books and records for the Fund. Shareholder inquiries relating to a shareholder account should be directed by writing to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024 or by telephoning Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

SHAREHOLDER MEETINGS

The Fund intends to hold annual meetings of shareholders for the election of directors, ratification of the selection by the Board of Directors of the independent public accountants for the Fund, and such other matters as may properly come before such meetings. Shareholders will be notified by mail of the date, time and place of each annual meeting.

HOW YOUR SHARE PRICE (NAV) IS DETERMINED

The net asset value per share or "NAV" for each class of the Fund's shares is determined by subtracting the Fund's liabilities applicable to such class from the value of the Fund's assets applicable to such class and dividing the remainder by the number of outstanding shares of such class. The Fund's portfolio securities are valued on the basis of market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board of Directors of the Fund. Where applicable, fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. In addition, a fund that uses fair value procedures to price securities may value those securities higher or lower than other funds using their own fair value procedures. For valuation purposes, quotations of foreign securities in a foreign currency are converted to United States dollar equivalents.

The Board of Directors of the Fund has fixed the specific time of day for the computation of the Fund's NAV to be as of 4:00 P.M., Eastern Time. The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

SHAREHOLDER GUIDE

HOW TO PURCHASE SHARES

In General

Shares of the Fund are offered for sale on a continuous basis at the NAV.

      o The MINIMUM INITIAL INVESTMENT is $250,000.00 (although the Fund reserves the right, at its discretion, to accept minimum initial investments of less than $250,000.00);

      o The MINIMUM SUBSEQUENT INVESTMENT is $1,000.00 (although the Fund reserves the right, at its discretion, to accept minimum subsequent investments of less than $1,000.00);

If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 P.M., Eastern Time) on a business day, Fund shares will be purchased at the NAV determined as of the close of trading on the floor of the New York Stock Exchange on that day; otherwise, Fund shares will be purchased at the NAV determined as of the close of trading on the floor of the New York Stock Exchange on the next business day (except where shares are purchased through certain financial institutions that have entered into agreements with the Fund as provided below).

Orders for the purchase of Fund shares received, by certain financial institutions that have entered into agreements with the Fund, by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by 8:00 P.M., Eastern time (or, due to unforeseen circumstances, by 9:30 A.M., Eastern time, on the following business day) will be based on the NAV, determined as of the close of trading on the floor of the New York Stock Exchange on the day that such order was received by such financial institution. Otherwise, the orders will be based on the next determined NAV. It is the financial institution's responsibility to transmit orders so that they will be received by the Transfer Agent or such other entity on a timely basis. Although the ability of the Funds to monitor trades placed by underlying shareholders within omnibus accounts maintained by such financial institutions is limited, the Fund periodically seeks assurances from such institutions that they are following all relevant rules and regulations regarding the timely handling of orders for Pax World shares.

The Fund does not issue stock certificates.

The Fund reserves the right to reject any purchase order (including an exchange) or to suspend or modify the continuous offering of its shares. In addition, the Fund requires certain information from you that will be used to verify your identity. If you do not provide the requested information or we are unable to verify your identity based upon such information, we reserve the right to refuse to open an account in your name. The Fund also reserves the right to close an account for any lawful reason, including but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account, or to take such other steps as the Fund deems reasonable.

Some prospective purchasers of Fund shares may be effecting transactions through a securities broker-dealer, and may be charged transaction and other fees and charges, including postage and handling charges, by such broker-dealer. Such transaction and other fees and charges would not be incurred if such purchase transactions were made directly with the Fund.

Initial Purchases of Shares

INVESTING BY MAIL [GRAPHIC OMITTED]

To purchase shares of the Fund, complete and sign the "New Account Application" enclosed with this Prospectus, and send the application, together with a check made payable to "Pax World Funds":

          by regular mail to:

                Pax World Funds
                P.O. Box 9824
                Providence, RI 02940-8024
          or, by overnight delivery, to:

                Pax World Funds
                c/o PFPC, Inc.
                101 Sabin Street
                Pawtucket, RI 02860-1427
                Telephone: 800-372-7827.

PLEASE NOTE THAT PAX WORLD CANNOT ACCEPT MONEY ORDERS OR THIRD-PARTY, TRAVELER OR STARTER CHECKS.

Purchases without full payment will not be processed until payment is received. A confirmation of the purchase will be issued to you showing the account number and number of shares owned by you and your ownership of shares shall be recorded on the books of the Transfer Agent in an account under your name. Shareholders who wish to register their account in the name of a beneficiary for the purposes of transferring their account upon their death may do so subject to the following understanding: the laws of the state listed as the shareholder's address at the time of registration shall govern such transfer if such state has adopted the Uniform Transfer on Death Securities Registration Act; otherwise the Uniform Transfer on Death Securities Registration Act, as adopted by the State of Delaware, shall apply. To request a Transfer on Death Form, please call Pax World at 800-767-1729, Monday through Friday (except holidays), between the hours of 9:00 A.M. and 8:00 P.M., Eastern Time, or download the form from the Pax World website at www.paxworld.com.

Subsequent Purchases of Shares

INVESTING BY MAIL [GRAPHIC OMITTED]

You may add to your investment in the Fund by sending a check made payable to "Pax World Funds", with your account number on the memo line, to one of the addresses listed above. Please note that shares purchased by check are not immediately available for redemption. See "How to Sell Your Shares" below for more information.

INVESTING BY TELEPHONE [GRAPHIC OMITTED]

In order to purchase additional shares of the Fund by telephone, you must:

      o authorize telephone purchases and provide bank information for electronic (ACH) transfers on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

For your protection and to prevent fraudulent purchases, your telephone call may be recorded and you will be asked to verify your account information. A written confirmation of the purchase transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All purchases will be made on the basis of the NAV of the Fund next determined after the order is received.

In periods of severe market or economic conditions, the telephone purchase of shares may be difficult to implement and you should make purchases by mail by writing to the Transfer Agent at the address noted above.

The Fund may accept telephone orders from broker-dealers that have been previously approved by the Fund by telephoning (toll-free) 800-635-1404. It is the responsibility of such broker-dealers to promptly forward purchase orders and payments for such orders to the Funds.

The Fund reserves the right to cancel any telephone purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See "How to Sell Your Shares" for more information.

INVESTING BY WIRE TRANSFER [GRAPHIC OMITTED]

In order to purchase additional shares of the Fund by wire transfer, you must:

      o telephone Pax World (toll-free) at 800-372-7827 (individual shareholders) or 800-635-1404 (broker/dealers) to advise us that you would like to purchase shares of the Fund by wire transfer; and then

      o instruct your bank to transfer funds by wire to the following account:

                  Bank Name:       PNC Bank, Philadelphia, PA
                  ABA Number:      031000053
                  Account Name:    Pax World Funds
                  Account No.:     8551007715
                  Further Credit:  Pax World High Yield Fund - Institutional
                                   Class, Name of Shareholder and Account Number

If you arrange for receipt by Pax World of federal funds prior to 4:00 P.M., Eastern Time, on a business day, you may purchase Fund shares as of that day.

INVESTING ONLINE [GRAPHIC OMITTED]

In order to purchase shares of the Fund online, you must:

      o authorize telephone / online purchases and provide bank information for electronic (ACH) transfers on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to activate your Online Account Access and to request a Personal Identification Number (PIN); and then

      o go to www.paxworld.com, use your Social Security Number and PIN to access your account, and follow the on-screen instructions to purchase shares.

A written confirmation of the purchase transaction will be sent to you by mail. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All purchases will be made on the basis of the NAV of the Fund next determined after the order is received.

At times, the online purchase of shares may be difficult or even impossible to implement due to technical difficulties; in such event, you should make purchases by mail by writing to the Transfer Agent at the address noted above.

The Fund reserves the right to cancel any online purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See "How to Sell Your Shares" for more information.

HOW TO SELL YOUR SHARES

In General

You can redeem (sell) shares of the Fund at any time for cash at the NAV per share next determined after the Transfer Agent receives your written redemption request in proper form. Except as described below, sales of shares of the High Yield Fund Institutional Class of shares are subject to a short term redemption fee of two percent (2.0%) for shares of such class redeemed (sold) within forty-five (45) days of purchase. You should note that the short term redemption fee applies to shares sold in exchange for shares purchased in another Pax World Fund, as more fully described below. In some cases, however, shares of such class are not subject to a short term redemption fee (see "Waiver of High Yield Fund Institutional Class Short Term Redemption Fees" below).

Payment for shares presented for redemption will be made by check, electronic
(ACH) transfer or wire transfer within seven (7) days after receipt by the Transfer Agent of the redemption request except as indicated below. Such payment may be postponed or the right of redemption suspended at times (i) when the New York Stock Exchange is closed for other than customary weekends and holidays,
(ii) when trading on such Exchange is restricted, (iii) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iv) during any other period when the Securities and Exchange Commission (the "SEC"), by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist. The Fund charges a fee of $10.00 for each outgoing wire transfer.

Shares purchased by check are held in escrow by the Transfer Agent for up to fifteen (15) days from the time the Transfer Agent receives your check and shares purchased by electronic (ACH) transfer are held in escrow by the Transfer Agent for up to ten (10) days from the time the Transfer Agent receives your purchase order in order to permit the Transfer Agent to verify receipt by the Transfer Agent of payment for such shares. Payment for redemption of shares recently purchased by check or electronic (ACH) transfer, therefore, will be delayed until the Transfer Agent has confirmed receipt of payment for such shares. Such delay may be avoided, however, by purchasing shares by wire or by certified or official bank check.

REDEMPTIONS BY WRITTEN REQUEST [GRAPHIC OMITTED]

You may request a redemption of your shares by a written request for redemption signed by all of the account owners exactly as their names appear on the account. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be directed to the Transfer Agent:

      by regular mail to:

             Pax World Funds
             P.O. Box 9824
             Providence, RI 02940-8024

      or, by overnight delivery, to:

             Pax World Funds
             c/o PFPC, Inc.
             101 Sabin Street
             Pawtucket, RI 02860-1427
             Telephone: 800-372-7827

REDEMPTIONS BY TELEPHONE [GRAPHIC OMITTED]

The proceeds from a telephone redemption may be paid only to the owner(s) of record and may be sent only to the address of record or a pre-authorized bank account, and cannot be made within thirty (30) days after the Transfer Agent has been notified of an address change. If there are multiple owners of record, the Transfer Agent may rely upon the instructions of only one owner of record.

In order to redeem shares by telephone, you must:

      o authorize telephone redemptions on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to request a telephone redemption of shares.

For your protection and to prevent fraudulent redemptions, your telephone call may be recorded and you will be asked to verify your account information. A written confirmation of the redemption transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

ONLINE REDEMPTIONS [GRAPHIC OMITTED]

The proceeds from an online redemption may be paid only to the owner(s) of record and may be sent only to the address of record or a pre-authorized bank account, and cannot be made within thirty (30) days after the Transfer Agent has been notified of an address change. If there are multiple owners of record, the Transfer Agent may rely upon the instructions of only one owner of record.

In order to redeem shares online, you must:

      o authorize telephone / online redemptions on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to activate your Online Account Access and to request a Personal Identification Number (PIN); and then

      o go to www.paxworld.com, using your Social Security Number and PIN to access your account, and follow the on-screen instructions to redeem shares.

At times, the online redemption of shares may be difficult or even impossible to implement due to technical difficulties; in such event, you should make redemptions by mail by writing to the Transfer Agent at the address noted above.

A written confirmation of the redemption transaction will be sent to you by mail. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

Involuntary Redemptions

In order to reduce Fund expenses, the Fund reserves the right to transfer to and convert into shares of the Individual Investor Class any or all shares of the Institutional Class held by any shareholder in any account that has a balance of less than $250,000. The Fund will give any such shareholder sixty (60) days' prior written notice in which to purchase sufficient additional shares of the Institutional Class of shares to avoid such transfer and conversion.

Waiver of High Yield Fund Institutional Class Short Term Redemption Fees

The Fund's short term redemption fee does not apply to shares of the Fund (i) acquired through reinvestment of dividends or distributions, (ii) transferred from one account in the Fund to another account in the Fund, (iii) converted from the Individual Investor Class of shares of the Fund (which is not offered hereby) to the Institutional Class of shares of the Fund, and vice versa, or
(iv) redeemed due to a shareholder's death; in compliance with a court order; to cover various shareholder fees (e.g., overnight delivery fees, returned check fees, etc.); or under the Pax World Voluntary Withdrawal Plan described below. In addition, the Fund reserves the right to waive the Fund's short term redemption fee in other circumstances at the direction of the Board of Directors of the Fund.

You must notify the Transfer Agent that you are entitled to the reduction or waiver of the redemption fee at the time you request your redemption. The reduction or waiver will be granted subject to confirmation of your entitlement.

HOW TO EXCHANGE YOUR SHARES

In General

As a Pax World shareholder, you may exchange your shares of the Fund's Institutional Class for shares of any class of any other Pax World fund, subject to the minimum investment requirement of such classes and/or funds and such Fund's "anti-market-timing" policy described below. An exchange will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax, except that an exchange of shares between classes of a single Pax World Fund is not a taxable exchange. All exchanges will be made on the basis of the relative NAV of the classes and/or funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made and only between accounts that are registered in the same name(s). In addition, each Fund reserves the right to suspend exchange privileges on any account that appears to be practicing "market timing". Excessive trading can disrupt effective management of the Funds' portfolios, potentially lowering the Funds' performance. Pax World expects that this exchange privilege will be applicable to each new Pax World mutual fund.

EXCHANGES BY WRITTEN REQUEST [GRAPHIC OMITTED]

You may exchange your shares of the Fund:

      by regular mail, by writing to:

             Pax World Funds
             P.O. Box 9824
             Providence, RI 02940-8024

      or, by overnight delivery, by writing to:

             Pax World Funds
             c/o PFPC, Inc.
             101 Sabin Street
             Pawtucket, RI 02860-1427
             Telephone: 800-372-7827.

To exchange shares for which you hold certificates, you must sign your certificates in the name(s) shown on the face of the certificates and return them to Pax World at the address noted above.

EXCHANGES BY TELEPHONE [GRAPHIC OMITTED]

To exchange shares by telephone, you must:

      o authorize telephone exchanges on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to request an exchange of shares between accounts that are registered in the same names.

PLEASE NOTE THAT THIS ACCOUNT OPTION IS NOT AVAILABLE WITH RESPECT TO SHARES OF ANY PAX WORLD FUND THAT ARE HELD IN CERTIFICATE FORM.

For your protection and to prevent fraudulent exchanges, your telephone call may be recorded and you will be asked to verify your account information. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Pax World at one of the addresses noted above.

ONLINE EXCHANGES [GRAPHIC OMITTED]

To exchange shares online, you must:

      o authorize telephone / online exchanges on your initial application form or an Optional Account Services form; the Optional Account Services form is available online at www.paxworld.com or may be requested by calling Pax World (toll-free) at 800-767-1729; and then

      o telephone Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, to activate your Online Account Access and to request a Personal Identification Number (PIN); and then

      o go to www.paxworld.com, using your Social Security Number and PIN to access your account, and follow the on-screen instructions to exchange shares.

PLEASE NOTE THAT THIS ACCOUNT OPTION IS NOT AVAILABLE WITH RESPECT TO SHARES OF ANY PAX WORLD FUND THAT ARE HELD IN CERTIFICATE FORM.

At times, the online exchange of shares may be difficult or even impossible to implement due to technical difficulties; in such event, you should make exchanges by mail by writing to the Transfer Agent at the address noted above.

A written confirmation of the exchange transaction will be sent to you by mail. NEITHER THE FUND NOR ITS AGENT WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Some investors try to profit from strategies involving frequent and/or short-term trading of mutual fund shares, sometimes known as "market timing". Such activities can potentially disrupt the portfolio management process, adversely impact the ability of the Adviser to implement the Fund's investment strategies, increase the Fund's brokerage and administrative costs, and potentially harm the Fund's performance. Accordingly, the Fund has adopted certain policies and procedures that are designed to detect and discourage market timing activities and the potentially harmful effect of these practices. These policies and procedures include (i) actively monitoring daily subscriptions and redemptions, with heightened scrutiny of subscriptions and redemptions in excess of certain amounts, (ii) imposing trading restrictions on certain accounts by, among other things, rejecting purchase orders and suspending exchange privileges, (iii) imposing redemption fees on certain redemptions of shares of the Fund, and (iv) using fair value pricing when current market prices are not readily available. In addition, the Fund does not have any arrangements to permit shareholders to engage in frequent trading or market timing activities. The ability of the Fund to monitor trades that are placed by the individual shareholders within group, or omnibus, accounts maintained by financial intermediaries may, however, be severely limited because the Fund may not have access to the underlying shareholder account information. In these circumstances, the Fund seeks to work with financial intermediaries to eliminate from the Fund any shareholder found to be engaging in frequent trading or market timing activities. The Fund reserves the right to amend these policies and procedures at any time and from time to time as it may, in its sole and absolute discretion, deem necessary to address these and/or other abusive trading practices without prior notice to the Fund's shareholders. Due to the difficulty, complexity and subjectivity involved in identifying abusive trading activity, particularly with regard to omnibus accounts, there can be no assurance that the Fund will be able to identify, detect and/or prevent all trades or trading practices that may be considered abusive in all circumstances.

TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

The Fund is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Accordingly, the Fund will not be subject to federal income taxes on the net investment income and capital gains, if any, that it distributes to you. To qualify as a regulated investment company, the Fund must meet certain complex tests concerning its investments and distributions. For each year in which the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on income distributed to its shareholders in the form of dividends or capital gains distributions. Additionally, the Fund will not be subject to a federal excise tax if the Fund distributes at least 98% of its ordinary income and 98% of its capital gain income.

TAXATION OF SHAREHOLDERS

The purchase of shares in the Fund will be the purchase of an asset and your basis for those shares will be the cost of such shares, including any fees or expenses. The sale of shares in the Fund will be the taxable disposition of an asset, with gain or loss recognized in an amount equal to the difference between your tax basis for such shares and the proceeds received on such sale. The exchange of shares of the Fund for shares of another class and/or Pax World Fund, if available, will also be treated as a taxable disposition of the shares exchanged, on which gain or loss will be recognized, except that an exchange of shares between classes of a single Pax World Fund is not a taxable exchange. In either case, loss recognition may be affected by the loss disallowance rules of the Internal Revenue Code.

All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to you whether or not reinvested. Any net long-term capital gains distributed to you will be taxable as such to you, whether or not reinvested and regardless of the length of time you owned your shares. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive cash or additional shares. A shareholder who elects to reinvest in additional shares will be treated for tax purposes as if he or she had received and reinvested the cash dividend.

Any gain or loss realized upon a sale or redemption of shares by you (provided you are not a dealer in securities) will be treated as long-term capital gain or loss if the shares have been held more than twelve (12) months - otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six (6) months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by you.

WITHHOLDING TAXES

Under United States Treasury Regulations, the Fund is required by federal law to withhold and remit to the United States Treasury a percentage of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or the appropriate IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. In connection with this withholding requirement, therefore, you will be asked to certify on the Fund's application that the Social Security or tax identification number provided is correct and that you are not subject to back-up withholding for previously underreporting to the Internal Revenue Service.

Foreign shareholders may be subject to special withholding requirements and should consult their tax advisers about the federal, state and local tax consequences in their particular circumstances.

You are urged to consult your own tax adviser regarding specific questions as to federal, state or local taxes.

DIVIDENDS AND DISTRIBUTIONS

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, the amount and timing of any such dividend or distribution depends on the realization by the Fund of income and capital gains from investments. In this regard, you should note that there is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

The Fund expects to pay dividends on net investment income, if any, monthly and to make distributions of any capital gains in excess of net capital losses at least annually. Dividends and distributions, if any, will be paid in additional Fund shares based on the NAV prevailing at the close of business on the record date. All dividends and distributions, if any, will be automatically reinvested in additional full and fractional shares of the Fund at the NAV prevailing at the close of business on the payment date. If you do not want to receive your dividends and distributions in additional shares, please advise the Transfer Agent at least five (5) days prior to the record date that you would like to either receive (i) your dividends in cash and distributions in additional shares, (ii) your dividends in additional shares and distributions in cash, or
(iii) your dividends and distributions in cash. Send your written request to the Transfer Agent by regular mail to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024 or, by overnight delivery, to Pax World Funds, c/o PFPC, Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 (Telephone: 800-372-7827).

Stock certificates will not be physically issued on reinvestment of such dividends and distributions, but a record of the shares purchased will be added to your account and a confirmation of such reinvestment will be sent to you by the Transfer Agent. In addition, the Fund will notify its shareholders after the close of its taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

When the Fund goes "ex-dividend", its NAV is reduced by the amount of the dividend or distribution. If you buy shares just prior to an ex-dividend date, the price you pay will include the dividend or distribution and a portion of your investment will be returned to you as a taxable distribution. You should, therefore, consider the timing of dividends when making your purchases.

IMPORTANT NOTE REGARDING "LOST SHAREHOLDERS"

The Fund reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Fund would then purchase additional Fund shares with any dividend or distribution payments that are "undeliverable". In order to change the option back to "cash", you would need to send the Transfer Agent written instructions as described above.

SHAREHOLDER SERVICES

Pax World offers the following special programs:

ONLINE ACCOUNT ACCESS

For your convenience, Pax World offers Online Account Access. Using your Social Security number and PIN (personal identification number), you can access your Pax World account online, 24 hours a day / 7 days a week, to review your account balances or histories; purchase or redeem Fund shares; or make exchanges between different Pax World Funds. To register for a PIN and to obtain additional information about investing online, call Pax World (toll-free) at 800-372-7827.

AUTOMATIC INVESTMENT PLAN

Under the Pax World Automatic Investment Plan, you may make regular monthly or quarterly purchases of Fund shares via an automatic debit to a bank account. You should note, however, that the Pax World Automatic Investment Plan does not assure and does not protect against loss in declining markets. For additional information about this service, you may contact Pax World (toll-free) at 800-372-7827 between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time, or visit the Pax World website at WWW.PAXWORLD.COM.

TAX-DEFERRED RETIREMENT PLANS

Various tax-deferred retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, SEP (Simplified Employee Pension) IRA plans and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code, are available through Pax World. Information regarding the establishment and administration of these plans, custodial fees and other details is available from Pax World. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

VOLUNTARY WITHDRAWAL PLAN

A voluntary, systematic withdrawal plan is available to shareholders with account balances of $10,000 or more, which provides for monthly, bi-monthly, quarterly or semi-annual checks.

REPORTS TO SHAREHOLDERS

Pax World will send you annual and semi-annual reports. You may elect to have your reports delivered to you via e-mail by enrolling in Pax World's electronic document delivery service, which is available through the Pax World website at www.paxworld.com. The financial statements appearing in annual reports are audited by independent public accountants.

The SEC permits the delivery of a single set of semi-annual and annual reports to any household at which two or more shareholders reside, if the shareholders consent. This procedure, referred to as householding, reduces the volume of duplicate information you receive, as well as the Fund's expenses. If you prefer to receive separate copies of the Fund's annual reports, either now or in the future, Pax World will promptly deliver, upon your written or oral request, a separate copy of the semi-annual and annual reports, as requested, to any shareholder at such shareholder's address to which a single copy was delivered. Notice should be given by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, telephoning Pax World (toll free) at 1-800-767-1729 or visiting Pax World's web site at www.paxworld.com. If you are currently a shareholder of any Fund sharing an address with another shareholder of that Fund and wish to have only one semi-annual or annual report delivered to your household in the future, please contact us at the same address, telephone number or website.

SHAREHOLDER INQUIRIES

Inquiries should be directed in writing by regular mail to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024, by overnight delivery, to Pax World Funds, c/o PFPC, Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 (Telephone:
800-372-7827), or by telephone (toll-free) at 800-372-7827 (or from outside the United States (collect) at 610-382-7849).

                       PRIVACY POLICY AND PRACTICES NOTICE

The Pax World Funds and Pax World Management Corp. recognize the importance of protecting your personal and financial information. We are therefore sending you this notice to inform you of our privacy policy:

      1. We collect personal information about you to conduct business operations, provide customer service, offer new products, and satisfy legal and regulatory requirements. The nonpublic personal information that we collect about you may include such items as your name, address, social security or taxpayer identification number, telephone number and e-mail address, as well as your account numbers, account balances and account activity.

      2. We collect such information from the following sources: account applications and other forms; correspondence, either written, telephonic or electronic; your use of the Pax World website (such as that provided through online forms and online information-collecting devices known as "cookies"). We do not, however, use "cookies" to retrieve information from a visitor's computer that was not originally sent in a "cookie"; and account history.

      3. We do not disclose any nonpublic personal information about you to anyone, except as disclosed in item 4, below, or as otherwise required or permitted by law.

      4. We may disclose any or all of the nonpublic personal information that we collect about you with our affiliates and third parties that we hire to help us provide products and services to you, such as our broker/dealers, custodians, transfer agents, accountants and attorneys. In addition, we may from time to time distribute information to you on behalf of Pax World Service, a not-for-profit organization that initiates and supports projects encouraging international understanding, reconciliation and sustainable economic development on behalf of world peace and the world's poor. Pax World Service reimburses us for out-of-pocket costs incurred in connection with distributing such information.

      5. We restrict access to nonpublic personal information about you to those employees who need to know that information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

PAX WORLD
ETHICAL INVESTING

INVESTMENT ADVISER

Pax World Management Corp.
222 State Street
Portsmouth, NH  03801-3853

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC, Inc.
P.O. Box 9824
Providence, RI  02940-8024

GENERAL COUNSEL

Kurzman Karelsen & Frank, LLP
230 Park Avenue
New York, NY  10169

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA  02116

PAX WORLD

222 State Street
Portsmouth, NH 03801-3853
[GRAPHIC OMITTED]  800-767-1729
WEB  www.paxworld.com
EMAIL  info@paxworld.com

For general Fund information:
[GRAPHIC OMITTED]  800-767-1729

For shareholder account information:
[GRAPHIC OMITTED]  800-372-7827

For broker services:
[GRAPHIC OMITTED]  800-635-1404

Address all account inquiries to:
Pax World
P.O. Box 9824
Providence, RI  02940-8024

[GRAPHIC OMITTED] printed in USA on recycled paper

Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") in a Statement of Additional Information dated the date hereof, and in the Fund's annual and semi-annual reports to shareholders, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Pax World at the address or telephone number noted above, or by visiting Pax World's web site at www.paxworld.com. In addition, you will find in the Fund's annual reports a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Information about the Fund (including the Statement of Additional Information, the Fund's annual and semi-annual reports to shareholders, and other reports and information regarding the Fund) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Such Statement of Additional Information and other reports and information are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of that information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Shareholder inquiries concerning the Fund may also be directed in writing by regular mail to Pax World Funds, P.O. Box 9824, Providence, RI 02940-8024, by overnight delivery, to Pax World Funds, c/o PFPC, Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 (telephone: 800-372-7827), or by telephone (toll-free) at 800-372-7827 (or from outside the United States (collect) at 610-382-7849).

Investment Company Act file no.: 811-09419.

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                                [PAX WORLD LOGO]

                          PAX WORLD BALANCED FUND, INC.

                           PAX WORLD GROWTH FUND, INC.

                         PAX WORLD HIGH YIELD FUND, INC.
                            INDIVIDUAL INVESTOR CLASS
                               INSTITUTIONAL CLASS

                   222 State Street, Portsmouth, NH 03801-3853
                For Shareholder Account Information: 800-372-7827
               Portsmouth, NH Office: 800-767-1729 / 603-431-8022
                            Website: www.paxworld.com

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 29, 2005

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated the date hereof.

The Financial Statements of the Funds have been incorporated by reference into this Statement of Additional Information from the Funds' Annual Reports.

A copy of the Funds' Prospectus and Financial Statements may be obtained, without charge, by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, telephoning Pax World at 800-767-1729 (toll-free), visiting the Pax World website at www.paxworld.com or visiting the Securities and Exchange Commission's website at www.sec.gov.

TABLE OF CONTENTS

                                                                            Page

FUND HISTORIES............................................................     1

INVESTMENT OBJECTIVES, STRATEGIES AND PHILOSOPHIES........................     1
     Investment Objectives................................................     1
     Investment Strategies................................................     1
     Investment Philosophy................................................     3

INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS......................     4
     Asset Backed Securities..............................................     4
     Bank Debt............................................................     4
     Borrowing Money......................................................     5
     Forward Foreign Currency Exchange Contracts..........................     5
     Illiquid, Restricted and Privately Placed Securities.................     6
     Lending of Securities................................................     6
     Options on Foreign Currencies........................................     7
     Options on Futures Contracts.........................................     7
     Options on Securities................................................     7
     Options on Securities Indices........................................     8
     Position Limits......................................................     9
     Real Estate Investment Trusts........................................     9
     Repurchase Agreements................................................     9
     Short-term Investments...............................................    10
     United States Government Agency and/or Instrumentality Securities....    10
     When-Issued and Delayed Delivery Securities..........................    11

INVESTMENT RESTRICTIONS...................................................    11

DISCLOSURE OF PORTFOLIO HOLDINGS..........................................    16

MANAGEMENT OF THE FUNDS...................................................    18
     Officers / Directors.................................................    18
     Portfolio Managers...................................................    27
     Control Persons and Principal Holders of Securities..................    28
     Codes of Ethics......................................................    28
     Proxy Voting Guidelines..............................................    29
INVESTMENT ADVISORY AND OTHER SERVICES....................................    41
     Adviser..............................................................    41
         General..........................................................    41
         Advisory Agreement...............................................    41
     Custodian............................................................    42
     Transfer and Dividend Disbursing Agent...............................    42
     Independent Public Accountants.......................................    42
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................    43
         Brokerage Transactions...........................................    43
         Brokerage Selection..............................................    43
         Brokerage Commissions............................................    44

CAPITAL STOCK AND OTHER SECURITIES........................................    44

PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF FUND SHARES.................    45

TAXATION OF THE FUNDS.....................................................    45

DISTRIBUTION..............................................................    46

CALCULATION OF PERFORMANCE DATA...........................................    48
         Average Annual Total Return......................................    48
         Yield Quotation..................................................    48

FINANCIAL STATEMENTS......................................................    49

FUND HISTORIES

Pax World Balanced Fund, Inc. (the "Balanced Fund"), Pax World Growth Fund, Inc. (the "Growth Fund") and Pax World High Yield Fund, Inc. (the "High Yield Fund") (each, a "Fund"; collectively, the "Funds") are socially-responsible, open-end, diversified investment management companies that were incorporated under the laws of the State of Delaware on February 25, 1970, March 12, 1997 and June 15, 1999, respectively.

INVESTMENT OBJECTIVES, STRATEGIES AND PHILOSOPHIES

INVESTMENT OBJECTIVES

THE BALANCED FUND

The Balanced Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily income and conservation of principal and secondarily possible long-term growth of capital.

THE GROWTH FUND

The Growth Fund's investment objective is to provide its shareholders with a diversified holding of securities of companies that offer primarily long-term growth of capital. Current income, if any, is incidental.

THE HIGH YIELD FUND

The High Yield Fund's primary investment objective is to provide its shareholders with a diversified holding of fixed income securities of companies that offer high current income. The High Yield Fund will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective of seeking high current income.

INVESTMENT STRATEGIES

THE BALANCED FUND

The Balanced Fund intends to invest about sixty percent (60%) of its total assets in common and preferred stock and/or securities convertible into common stock and forty percent (40%) of its total assets in bonds and/or debentures. These percentages may vary, however, depending upon market conditions.

The Balanced Fund may also invest in (i) other equity-related securities, including convertible securities, (ii) equity and debt securities of foreign issuers, (iii) corporate and other debt securities, including investment grade fixed-income securities of generally short-average maturity and high-average credit quality and (iv) obligations issued or guaranteed by United States or foreign government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose that complies with the investment objectives and policies of the Balanced Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

In connection with its commitment to assist in the development of housing, the Balanced Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., Government National Mortgage Association and Federal Home Loan Mortgage Corporation certificates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

THE GROWTH FUND

The Growth Fund seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Under normal market conditions, the Growth Fund anticipates that at least seventy-five percent (75%) of its total assets will consist of equity securities of companies that exceed $200,000,000 in market capitalization. This percentage may vary, however, depending upon market conditions.

The Growth Fund may also invest in (i) other equity-related securities, including convertible securities, (ii) equity securities of foreign issuers,
(iii) corporate and other debt securities, including investment grade fixed-income securities of generally short-average maturity and high-average credit quality and (iv) obligations issued or guaranteed by United States or foreign government agencies and instrumentalities, the proceeds of which are earmarked for a specific purpose that complies with the investment objectives and policies of the Growth Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

The Growth Fund's portfolio will be selected on a company-by-company basis primarily through the use of fundamental analysis. In this regard, Pax World Management Corp., the adviser to the Funds (the "Adviser"), looks for companies that have demonstrated growth in earnings and sales, high returns on equity and assets, or other strong financial characteristics, and which are, in the judgment of the Adviser, attractively valued. These companies tend to have a unique market niche, a strong new product profile or superior management. The Growth Fund may also invest in equity securities of companies that are undergoing changes in management or product and marketing dynamics that have not yet been reflected in reported earnings but that are expected to impact earnings in the intermediate-term -- these securities often lack investor recognition and are often favorably valued.

The Growth Fund may purchase and sell put and call options on equity securities and stock indices and foreign currency exchange contracts to hedge its portfolio and attempt to enhance return. In addition, the Growth Fund may borrow up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes.

THE HIGH YIELD FUND

The High Yield Fund intends to invest at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) rated below BBB-- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities that are, in the opinion of the Adviser, of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions. In addition, the High Yield Fund anticipates that the average dollar weighted maturity of the fixed income securities in its portfolio will be ten (10) years or less.

The High Yield Fund may also invest in (i) common stocks and other equity-related securities, including equity securities that were attached to or included in a unit with high yield fixed income securities at the time of purchase, convertible securities and preferred stock, (ii) zero coupon, pay-in-kind and deferred payment securities, and (iii) debt and equity securities of foreign issuers that the Adviser believes may provide higher yields and/or have greater liquidity than securities of domestic issuers that have similar maturities and quality. In addition, the High Yield Fund may use derivative instruments to try to manage investment risks or increase income by trying to predict whether the underlying investment - a security, market index, currency, interest rate, or some other benchmark - will go up or down.

                                      * * *

In addition, each Fund reserves the right to hold temporarily other types of securities, including commercial paper, bankers' acceptances, non-convertible debt securities (corporate) or government securities and high quality money market securities or cash (foreign currencies or United States dollars) and the Funds reserve the right to hold securities issued by the Pax World Money Market Fund, Inc. (the "Money Market Fund"), each in such proportions as, in the opinion of the Adviser, prevailing market, economic or political conditions warrant. The Fund may not achieve its investment objectives when pursuing a temporary defensive strategy. Each Fund may also temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

Each Fund will also endeavor (but is not required) to invest in companies that have adopted and administer fair employment and pollution control policies to the extent information reflecting such policies and administrative practices is available to such Fund.

None of the Funds will invest in obligations issued or guaranteed by the United States Treasury or foreign government treasuries, however, because the proceeds thereof may be used to manufacture defense or weapons-related products or for a purpose which does not otherwise comply with the Funds' socially responsible objectives and policies.

In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial history and condition, earnings trends, analysts' recommendations, and the prospects and the management of an issuer. The Adviser generally will employ fundamental analysis in making such determinations. Fundamental analysis involves review of financial statements and other data to attempt to predict an issuer's prospects and whether the price of the issuer's security is undervalued or overvalued.

INVESTMENT PHILOSOPHY

Consistent with their ethical investment criteria, the Funds seek investments in companies that produce goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products. By way of illustration, each Fund will invest in such industries as building supplies, computer software, education, food, health care, household appliances, housing, leisure time, pollution control, publishing, retail, technology and telecommunications, among others. In addition, each Fund's portfolio will consist primarily of companies located in the United States.

The ethical investment policy of each Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the portfolios. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophies of the Funds.

If it is determined after the initial purchase by a Fund that a company's activities fall within the exclusion described above (either by acquisition, merger or otherwise), the securities of that company will be eliminated from the Fund's portfolio as soon thereafter as possible taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market timing, and the like. In no event, however, will that security be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so.

There can be no assurance that the Funds' investment objectives will be achieved.

INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS

The following discussion expands upon the description of the Funds' primary investments and also outlines other types of securities and transactions in which, although not primary investments, the Funds are permitted to invest.

ASSET-BACKED SECURITIES (APPLICABLE TO ALL FUNDS)

The Funds may invest in asset-backed securities ("ABSs"). An ABS represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all affect the value of the ABS, as will the exhaustion of any credit enhancement. The risks of investing in ABSs ultimately will depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of the ABS, the Balanced, Growth and High Yield Funds will generally have no recourse to the entity that originated the loans in the event of default by the borrower. In addition, the loans underlying the ABSs are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

BANK DEBT (APPLICABLE TO THE BALANCED AND HIGH YIELD FUNDS)

The Balanced and High Yield Funds may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, are generally arranged through private negotiations between a corporate borrower and one or more financial institutions ("Lenders"), including banks. The Balanced and High Yield Fund's investments may be in the form of participations in loans ("Participations") or of assignments of all or a portion of loans from third parties ("Assignments").

Participations differ both from the public and private debt securities typically held by the Balanced and High Yield Fund and from Assignments. In Participations, the Balanced or High Yield Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the Balanced and High Yield Funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Balanced and High Yield Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan. Thus, the Balanced and High Yield Funds assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, the Balanced and High Yield Funds may be treated as general creditors of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the Balanced and High Yield Funds acquire direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

Investments in Participations and Assignments otherwise bear risks common to other debt securities, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Balanced and High Yield Funds may obtain less than the full value for loan interests sold because they are illiquid. The Balanced and High Yield Funds may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Balanced and High Yield Funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Balanced and High Yield Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

BORROWING MONEY (APPLICABLE TO ALL FUNDS)

None of the Funds will borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Balanced Fund may borrow up to five percent (5%), and the Growth and High Yield Funds may borrow up to twenty percent (20%), of their respective total assets taken at cost. Pursuant to the requirements of the Investment Company Act, any such borrowing will be made only to the extent that the value of such Fund's assets, less its liabilities other than borrowings, is equal to at least three hundred percent (300%) of all borrowings by such Fund, including the proposed borrowing. If the value of any Fund's assets, when computed in that manner, falls below such three hundred percent (300%) asset coverage requirement, such Fund is required, within three (3) days, to reduce its bank debt to the extent necessary to meet that coverage requirement. To do so, such Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell such investments. In addition, because interest on money that a Fund borrows is an expense of that Fund, the Funds' expenses may increase more than the expenses of mutual funds that do not borrow and the net asset value or "NAV" per share of those Funds may fluctuate more than the NAV per share of mutual funds that do not borrow.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (APPLICABLE TO ALL FUNDS)

The Funds may enter into forward foreign currency exchange contracts in limited circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, it may desire to "lock-in" the United States dollar price of the security or the United States dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the United States dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the Funds may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, the Funds' custodian, will place cash or liquid securities into a segregated account for each Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in that account on a daily basis so that the value of that account will equal the amount of its Fund's commitments with respect to such contracts.

In general, the Funds will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

ILLIQUID, RESTRICTED AND PRIVATELY PLACED SECURITIES (APPLICABLE TO ALL FUNDS)

The Balanced, Growth and High Yield Funds may not invest more than five percent (5%), ten percent (10%) and fifteen percent (15%), respectively, of their net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven (7) days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven (7) days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors of each Fund. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security, and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in at least one of the two nationally recognized statistical rating organizations ("NRSRO"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

LENDING OF SECURITIES (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

Consistent with applicable regulatory requirements, the Growth and High Yield Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate twenty percent (20%) of the value of such Fund's total assets and provided that such loans are callable at any time by such Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Growth and High Yield Funds continue to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

A loan may be terminated by the borrower on one business days' notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the investment adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Growth and High Yield Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Growth and High Yield Funds will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

OPTIONS ON FOREIGN CURRENCIES (APPLICABLE TO THE HIGH YIELD FUND)

Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described under "Investment Objectives, Principal Investment Strategies and Additional Principal Risks - Additional Principal Risks - Foreign Securities", in the Prospectus, and include government actions affecting currency valuation and the movements of currencies from one country to another.

OPTIONS ON FUTURES CONTRACTS (APPLICABLE TO THE HIGH YIELD FUND)

The High Yield Fund may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

If the High Yield Fund purchases an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the balance less the premium it was paid for writing the option.

When the High Yield Fund writes a put or call option on futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. The High Yield Fund will be considered "covered" with respect to a call option it writes on a futures contract if it owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option. The High Yield Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option.

To the extent the High Yield Fund is not "covered" as described above with respect to written options, it will segregate and maintain for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned futures. If the High Yield Fund writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the High Yield Fund) with respect to such option.

OPTIONS ON SECURITIES (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

The Growth and High Yield Funds may purchase and write (i.e., sell) put and call options on securities that are traded on United States or foreign securities exchanges or that are traded in the over-the-counter markets.

A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price.

A put option is a similar contract that gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price.

A call option written by a Fund is "covered" if (i) the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or (ii) the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, United States Government securities or other liquid high-grade debt obligations in a segregated account with the Custodian.

A put option written by a Fund is "covered" if the Fund maintains cash, United States Government securities or other liquid high-grade debt obligations with a value equal to the exercise price in a segregated account with the Custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Growth and High Yield Funds may also purchase "protective puts", i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

The Growth and High Yield Funds may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. Neither the Growth nor the High Yield Fund intends to purchase options on equity securities if the aggregate premiums paid for such outstanding options by the Fund would exceed five percent (5%) of the Fund's total assets.

OPTIONS ON SECURITIES INDICES (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

In addition to options on securities, the Growth and High Yield Funds may also purchase and sell put and call options on securities indices traded on United States or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of One Hundred (100) means that a one-point difference will yield One Hundred Dollars ($100.00). Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Growth and High Yield Funds have other liquid assets that are sufficient to satisfy the exercise of a call, they would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices would be subject to the Adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

The distinctive characteristics of options on indices create certain risks that are not present with stock options.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses to the Fund. It is the Growth and High Yield Funds' policy to purchase or write options only on indices that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Growth and High Yield Funds will not purchase or sell any index option contract unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

The Growth and High Yield Funds will write put options on stock indices and foreign currencies only if such options are covered by segregating with the Custodian an amount of cash, United States Government securities, or liquid assets equal to the aggregate exercise price of the puts. Neither the Growth nor the High Yield Fund intends to purchase options on securities indices if the aggregate premiums paid by such Fund for such outstanding options would exceed ten percent (10%) of that Fund's total assets.

POSITION LIMITS (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

Transactions by the Growth and High Yield Funds in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. An exchange, board of trade or other trading facility may order the liquidation of positions in excess of these limits, and it may impose certain other sanctions.

REAL ESTATE INVESTMENT TRUSTS (APPLICABLE TO ALL FUNDS)

The Funds may purchase real estate investment trusts ("REITs"). REITs are investment vehicles that invest primarily in either real estate or real estate loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or security mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the management skill of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate.

REPURCHASE AGREEMENTS (APPLICABLE TO THE GROWTH AND HIGH YIELD FUNDS)

When the Growth and High Yield Funds purchase securities, they may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than 397 days after the Funds' acquisition of the securities and normally will be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Growth or High Yield Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Growth and High Yield Funds may engage in a repurchase agreement with respect to any security in which such Funds are authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Growth and High Yield Fund's investment criteria and will be held by the Growth and High Yield Funds' custodian or in the Federal Reserve Book Entry System.

For purposes of the Investment Company Act, a repurchase agreement is deemed to be a loan from the Growth and/or High Yield Fund to the seller subject to the repurchase agreement and is, therefore, subject to such Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the securities purchased by the Growth and/or High Yield Fund subject to a repurchase agreement as being owned by such Fund or as being collateral for a loan by such Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Growth and High Yield Funds may encounter delay and incur costs before being able to sell the security. Delays may result in the loss of interest or the decline in the price of the security. If the court characterized the transaction as a loan and the Growth or High Yield Fund has not perfected a security interest in the security, such Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, such Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Growth and High Yield Funds, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Growth and High Yield Funds may incur a loss if the proceeds to such Fund of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Growth and High Yield Funds will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

SHORT-TERM INVESTMENTS (APPLICABLE TO ALL FUNDS)

When conditions dictate a defensive strategy, the Funds may temporarily invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

UNITED STATES GOVERNMENT AGENCY AND/OR INSTRUMENTALITY SECURITIES (APPLICABLE TO ALL FUNDS)

The Funds may invest in securities issued or guaranteed by United States Government agencies or instrumentalities other than the United States Treasury. These obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality issuing or guaranteeing the obligation does not meet its commitments. Obligations of the Government National Mortgage Association, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. Securities in which the Funds may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association, the Student Loan Marketing Association and Resolution Funding Corporation, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

In connection with their commitment to assist in the development of housing, the Funds may invest in mortgage-backed securities, including those that represent undivided ownership interests in pools of mortgages, e.g., Government National Mortgage Association and Federal Home Loan Mortgage Corporation certificates. The United States Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Funds' shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Each Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses.

The Funds may invest in both Adjustable Rate Mortgage Securities, which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities, which are collateralized by fixed-rate mortgages.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES (APPLICABLE TO ALL FUNDS)

From time to time, in the ordinary course of business, the Funds may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. Each Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment. In addition, the Funds will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Funds' Custodian will maintain, in a separate account of each Fund, cash, United States Government securities or other liquid high-grade debt obligations having a value equal to or greater than such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities", when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

THE BALANCED FUND

The Balanced Fund may not:

1. Purchase the securities of any one issuer (except government securities) if immediately after and as a result of such purchase (a) the market value of the holdings of the Balanced Fund in the securities of such issuer exceeds five percent (5%) of the market value of the Balanced Fund's total assets, or (b) the Balanced Fund owns more than ten percent (10%) of the outstanding voting securities of any one class of securities of such issuer.

2. Purchase the securities of any registered investment company whose objective is to invest in securities primarily designed to support underlying community development activities targeted to serve low- and moderate- income individuals such as affordable housing and education (a "Community Development Issuer") if, as a result, the Fund would then have more than $500,000 invested in that particular Community Development Issuer or $1,000,000 in the aggregate in all Community Development Issuers held by the Fund.

3. Concentrate more than twenty-five percent (25%) of its investments in one particular industry.

4. Purchase or sell real estate or other interests in real estate that are not readily marketable.

5.    Write, purchase or sell put and call options or combinations thereof.

6.    Lend money or securities.

7. Purchase securities on margin or sell short or purchase or sell commodities.

8. Borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Balanced Fund may borrow from banks up to five percent (5%) of its total assets taken at cost.

9. Mortgage or pledge as security for indebtedness any securities owned or held by the Balanced Fund except as stated in item 8, above.

10. Participate on a joint and several basis in any trading account in securities.

11.   Invest in companies for the purpose of exercising control of management.

12. Act as an underwriter of securities of other issuers, except that the Balanced Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Balanced Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933. The Balanced Fund's position in such restricted securities may adversely affect the liquidity and marketability of such restricted securities and the Balanced Fund may not be able to dispose of its holdings in these securities at reasonable price levels.

13. Invest more than twenty-five percent (25%) of the value of its assets in securities of foreign issuers.

14. Invest more than five percent (5%) of its total assets in securities of companies having a record of less than three years continuous operation except for the Money Market Fund and those surviving a merger or consolidation.

In addition and as non-fundamental policy, the Balanced Fund will not issue senior securities.

THE GROWTH FUND

The Growth Fund may not:

1. Purchase securities on margin (but the Growth Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Growth Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2. Make short sales of securities or maintain a short position if, when added together, more than twenty-five percent (25%) of the value of the Growth Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

3. Issue senior securities, borrow money or pledge its assets, except that the Growth Fund may borrow from banks up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Growth Fund may pledge up to twenty percent (20%) of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Growth Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

4. Purchase any security if as a result: (i) with respect to seventy-five percent (75%) of the Growth Fund's total assets, more than five percent (5%) of the Growth Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, other than the Money Market Fund, (ii) more than twenty-five percent (25%) of the Fund's total assets (determined at the time of the investment) would be invested in a single industry, or (iii) the Growth Fund would own more than ten percent (10%) of the outstanding voting securities of a single issuer, other than the Money Market Fund.

5. Purchase any security if, as a result, the Fund would then have more than five percent (5%) of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three (3) years old, except that the Growth Fund may invest in securities issued by the Money Market Fund, the securities of any United States Government agency or instrumentality (other than the United States Treasury), and in any security guaranteed by such an agency or instrumentality, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Growth Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

6. Buy or sell real estate or interests in real estate, except that the Growth Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Growth Fund may not purchase interests in real estate limited partnerships that are not readily marketable.

7. Buy or sell commodities or commodity contracts. (For the purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

8. Act as underwriter except to the extent that, (i) in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws, and (ii) the Growth Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Growth Fund might not be free to sell to the public without registration of such securities under the Securities Act. The Growth Fund's position in such restricted securities may adversely affect the liquidity and marketability of such restricted securities and the Growth Fund may not be able to dispose of its holdings in these securities at reasonable price levels. The Growth Fund has not adopted a fundamental investment policy with respect to investments in restricted securities. See "Investments and Special Considerations; Risk Factors - Illiquid, Restricted and Privately Placed Securities" above.

9.    Make investments for the purpose of exercising control of management.

10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Growth Fund may invest in the securities of companies that invest in or sponsor such programs.

11. Make loans, except that the Growth Fund may enter into repurchase transactions with parties meeting creditworthiness standards approved by the Growth Fund's Board of Directors. See "Investments and Special Considerations; Risk Factors - Repurchase Agreements" above.

12. Invest more than twenty-five percent (25%) of the value of its assets in securities of foreign issuers.

In order to comply with certain "blue sky" restrictions, the Growth Fund will not as a matter of operating policy:

1.    Invest in oil, gas and mineral leases.

2. Invest in securities of any issuer if, to the knowledge of the Growth Fund, any Officer or Director of the Growth Fund or the Adviser owns more than one-half of one percent (.5%) of the outstanding securities of such issuer, and such Officers and Directors who own more than one-half of one percent (.5%) own in the aggregate more than five percent (5%) of the outstanding securities of such issuer.

3. Purchase warrants if, as a result, the Growth Fund would then have more than five percent (5%) of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange will be limited to two percent (2%) of the Growth Fund's net assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

Although the Growth Fund does not have a policy with respect to the issuance of senior securities, the Growth Fund has no present intention of issuing any securities that are senior to its currently issued and outstanding shares of Common Stock.

THE HIGH YIELD FUND

The High Yield Fund may not:

1. Purchase securities on margin (but the High Yield Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the High Yield Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2. Make short sales of securities or maintain a short position if, when added together, more than twenty-five percent (25%) of the value of the High Yield Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

3. Issue senior securities, borrow money or pledge its assets, except that the High Yield Fund may borrow from banks up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The High Yield Fund may pledge up to twenty percent (20%) of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the High Yield Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

4. Purchase any security if as a result: (i) with respect to seventy-five percent (75%) of the High Yield Fund's total assets, more than fifteen percent (15%) of the High Yield Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, other than the Money Market Fund, (ii) more than twenty-five percent (25%) of the High Yield Fund's total assets (determined at the time of the investment) would be invested in a single industry, or (iii) the High Yield Fund would own more than ten percent (10%) of the outstanding voting securities of a single issuer, other than the Money Market Fund.

5. Purchase any security if, as a result, the High Yield Fund would then have more than fifteen percent (15%) of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three (3) years old, except that the High Yield Fund may invest in securities issued by the Money Market Fund, the securities of any United States Government agency or instrumentality (other than the United States Treasury), and in any security guaranteed by such an agency or instrumentality, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the High Yield Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

6. Buy or sell real estate or interests in real estate, except that the High Yield Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The High Yield Fund may not purchase interests in real estate limited partnerships, which are not readily marketable.

7. Buy or sell commodities or commodity contracts. (For the purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

8. Act as underwriter except to the extent that, (i) in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws, and (ii) the High Yield Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act. The High Yield Fund's position in such restricted securities may adversely affect the liquidity and marketability of such restricted securities and the High Yield Fund may not be able to dispose of its holdings in these securities at reasonable price levels. The High Yield Fund has not adopted a fundamental investment policy with respect to investments in restricted securities. See "Investments and Special Considerations; Risk Factors - Illiquid, Restricted and Privately Placed Securities" above.

9.    Make investments for the purpose of exercising control of management.

10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the High Yield Fund may invest in the securities of companies that invest in or sponsor such programs.

11. Make loans, except that the High Yield Fund may enter into repurchase transactions with parties meeting creditworthiness standards approved by the High Yield Fund's Board of Directors. See "Investments and Special Considerations; Risk Factors - Repurchase Agreements" above.

12. Invest more than forty percent (40%) of the value of its assets in securities of foreign issuers.

In order to comply with certain "blue sky" restrictions, the High Yield Fund will not as a matter of operating policy:

1.    Invest in oil, gas and mineral leases.

2. Invest in securities of any issuer if, to the knowledge of the High Yield Fund, any Officer or Director of the High Yield Fund or the Adviser owns more than one-half of one percent (.5%) of the outstanding securities of such issuer, and such Officers and Directors who own more than one-half of one percent (.5%), own in the aggregate more than five percent (5%) of the outstanding securities of such issuer.

3. Purchase warrants if, as a result, the High Yield Fund would then have more than five percent (5%) of its assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange will be limited to two percent (2%) of the High Yield Fund's net assets (determined at the time of investment). For purposes of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

                                      * * *

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset value will not be considered a violation of such policy.

DISCLOSURE OF PORTFOLIO HOLDINGS

ONLINE DISCLOSURE OF TEN LARGEST PORTFOLIO HOLDINGS

The Pax World website contains a detailed list, as of the end of the most recent calendar month, of each Fund's ten largest portfolio holdings, the percentage that each holding represents of that Fund's total assets, and the dollar value of each holding. In general, this information is provided approximately 10 days after the end of each month and is available until updated for the next calendar month. Online disclosure of the ten largest portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations, affiliated persons of the Funds, and all other persons.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS

The Adviser and the Funds, for legitimate business purposes, may disclose the Funds' complete portfolio holdings at times they deem necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, the "Service Providers") to the Adviser and/or the Funds. Disclosure of complete portfolio holdings to a Service Provider may, in certain circumstances, be conditioned on the

Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their respective shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. In general, disclosure of the Funds' complete portfolio holdings to a Service Provider must be authorized by an officer of the Adviser or the Funds or the Funds' Chief Compliance Officer. As of December 31, 2004, complete portfolio holdings of each of the Funds are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Morningstar, Mobius Invest Manager Database and Arnerich Massena & Associates (all of which are rating and ranking organizations); Command Financial Press, Merrill Corporation, Teri Grimwood, Sir Speedy and RAM Printing (all of which are printers and/or typesetters); Vestek and Institutional Shareholder Services Proxy (each of which are data providers); and several independent contractors who, among other things, currently provide services with respect to the Funds' website.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO AFFILIATES OF THE ADVISER AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Complete portfolio holdings of each of the Funds may be disclosed between and among certain affiliates and fiduciaries of the Funds (the "Affiliates and Fiduciaries") for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material non-public information, as such duties are imposed under the Funds' Codes of Ethics, by agreement or under applicable laws, rules and regulations. These include officers, directors and certain employees of the Adviser and each of the Funds, each distributor, administrator, transfer agent or custodian to the Funds and each accounting firm and outside legal counsel retained by the Adviser or a Fund. The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Funds and their respective shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. In general, disclosure of complete portfolio holdings or investment positions by the Adviser or a Fund to Affiliates and Fiduciaries must be authorized by an officer of the Adviser or the Funds or the Funds' Chief Compliance Officer. As of December 31, 2004, complete portfolio holdings of the Funds are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: each investment advisor, custodian, transfer agent, distributor, independent registered public accounting firm and law firm identified in this Statement of Additional Information.

DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING THE FUNDS' ASSETS

An investment advisor, administrator, or custodian for a Fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising such Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers, subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning such Funds' portfolio holdings, other investment positions, securities transactions, or derivatives transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW

Portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund may be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of the Funds' portfolio holdings (i) in a filing or submission with the SEC or another regulatory body, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit, or (iv) as required by court order. In general, disclosure of portfolio holdings or other investment positions by the Adviser or a Fund as required by applicable laws, rules and regulations must be authorized by an officer of the Adviser or the Funds or the Funds' Chief Compliance Officer.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION

Neither the Funds, the Adviser nor any employee of the Funds or the Adviser is permitted by the Funds to receive any compensation or other consideration for disclosing information about the Funds' portfolio securities.

MANAGEMENT OF THE FUNDS

The Funds' officers are responsible for the day-to-day operations of the Funds. The Funds' Boards of Directors oversee the Adviser and decide upon matters of general policy. Each Board of Directors meets four (4) times per year, reviews portfolio selections and bonding requirements, declares dividends, if any, and reviews the activities of the executive officers of their Fund. Such activities are consistent with their fiduciary obligations as directors under the General Corporation Law of the State of Delaware. The Adviser furnishes daily investment advisory services.

OFFICERS / DIRECTORS

The following table reflects the name, address and age, position(s) held with each of the Funds, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the officers and/or directors of the Funds. The directors and officers set forth in the first table below (Interested Directors and Officers) are considered interested persons under the Investment Company Act of 1940, as amended, by virtue of their position or affiliation with the Adviser and/or H.G. Wellington & Co., Inc., the Fund's distributor and a brokerage firm that the Funds may use to execute brokerage transactions ("H.G. Wellington"). The directors and officers in the second table (Disinterested Directors and Officers) are not considered interested persons and have no affiliation with the Adviser or H.G. Wellington.

Interested Directors and Officers

                                                                      Principal Occupation(s) During
                                     Position(s) Held With Funds;       Past Five Years and Other        Number of Portfolios in the
                                   Term of Office(1); and Length of   Directorships Held by Director        Pax World Fund Family
      Name, Address and Age                   Time Served                       or Officer                   Overseen by Director
Thomas W. Grant                     Vice Chairman of the Board of    Mr. Grant is the Vice Chairman                   3
14 Wall Street                      Directors; Director and          of the Board and President of
New York, NY 10005; (63) 2, 3,      President - Balanced Fund        the Balanced Fund
and 4                               (since 1996)                     (1996-present), the President
                                                                     of the Growth Fund
                                    Director and President -         (1997-present), the High Yield
                                    Growth Fund (since 1997)         Fund (1999-present), the Money
                                                                     Market Fund (1998-present), the
                                    President - Money Market Fund    Adviser (1996-present), and
                                    (since 1998)                     H.G. Wellington (1991-present).
                                                                     Mr. Grant has been associated
                                    Director and President - High    with H.G. Wellington since 1991
                                    Yield Fund (since 1999)          and served
                                                                     previously with the firm of
                                                                     Fahnestock & Co. for twenty-six
                                                                     years as a partner, managing
                                                                     director and senior officer.
                                                                     His duties encompassed branch
                                                                     office management, corporate
                                                                     finance, syndications and
                                                                     municipal and corporate bonds.
                                                                     Mr. Grant is a graduate of the
                                                                     University of North Carolina
                                                                     (BA). Mr. Grant also is a
                                                                     member of the board of directors
                                                                     of the Securities Investor
                                                                     Protection Corporation
                                                                     (2003-present).


James M. Shadek                     Treasurer - Growth Fund (since   Mr. Shadek is the Treasurer of                  N/A
14 Wall Street                      1997)                            the Growth Fund (1997-present)
New York, NY 10005; (52)                                             and the High Yield Fund
                                    Treasurer - High Yield Fund      (1999-present), a Senior Vice
                                    (since 1999)                     President for Social Research
                                                                     of the Adviser (1996-present)
                                                                     and an Account Executive with
                                                                     H.G. Wellington (1986-present).
                                                                     Mr. Shadek, together with
                                                                     members of his family, owns
                                                                     substantially all of the
                                                                     outstanding shares of capital
                                                                     stock of the Adviser and a
                                                                     25.73% interest in H.G.
                                                                     Wellington.

Laurence A. Shadek                  Chairman of the Board of         Mr. Shadek is the Chairman of                    3
14 Wall Street                      Directors; Director - Balanced   the Board of Directors of the
New York, NY 10005; (55) 2, 3,      Fund (since 1996)                Balanced Fund (1996-present),
and 4                                                                the Growth Fund (1997-present)
                                    Chairman of the Board of         and the High Yield Fund
                                    Directors; Director - Growth     (1999-present), an Executive
                                    Fund (since 1997)                Vice President of the Money
                                                                     Market Fund (1998-present), the
                                    Executive Vice President -       Chairman of the Board of the
                                    Money Market Fund (since 1998)   Adviser (1996-present), and an
                                                                     Executive Vice-President of
                                    Chairman of the Board of         H.G. Wellington (1986-present).
                                    Directors; Director - High       Mr. Shadek, together with
                                    Yield Fund (since 1999)          members of his family, owns
                                                                     substantially all of the
                                                                     outstanding shares of capital
                                                                     stock of the Adviser and a
                                                                     25.73% interest in H.G.
                                                                     Wellington. Mr. Shadek has been
                                                                     associated with H.G. Wellington
                                                                     since March 1986 and was
                                                                     previously associated with
                                                                     Stillman, Maynard & Co., where
                                                                     he was a general partner. Mr.
                                                                     Shadek's investment experience
                                                                     includes twelve years as a
                                                                     limited partner and Account
                                                                     Executive with the firm Moore &
                                                                     Schley. Mr. Shadek is a
                                                                     graduate of Franklin & Marshall
                                                                     College (BA) and NYU Stern
                                                                     School of Business (MBA). Mr.
                                                                     Shadek is a member of the Board
                                                                     of Trustees of Franklin &
                                                                     Marshall College.

Disinterested Directors and Officers

                                                                      Principal Occupation(s) During
                                     Position(s) Held With Funds;       Past Five Years and Other        Number of Portfolios in the
                                   Term of Office(1); and Length of   Directorships Held by Director        Pax World Fund Family
      Name, Address and Age                   Time Served                       or Officer                   Overseen by Director
Carl H. Doerge, Jr.                 Director - Balanced Fund         Mr. Doerge has been a private                    3
c/o Pax World Management Corp.      (since 1998)                     investor since 1995. Prior to
222 State Street                                                     that, Mr. Doerge was Executive
Portsmouth, NH 03801; (66) 5, 6,    Director - Growth Fund (since    Vice President and Managing
and 7                               1997)                            Director of Smith Barney for
                                                                     approximately twenty-four
                                    Director - High Yield Fund       years. Mr. Doerge is a member
                                    (since 1999)                     of the Board of Trustees, the
                                                                     Deputy Mayor and the Police
                                                                     Commissioner of the Village of
                                                                     Upper Brookville, NY. Mr.
                                                                     Doerge also is a member of the
                                                                     Board of Directors
                                                                     (1998-present) and Chairman of
                                                                     the Investment Committee
                                                                     (1999-present) of St. Johnland
                                                                     Nursing Home in Kings Park, NY.

Michelle Lee Guilmette              Assistant Treasurer (since       Ms. Guilmette is the Operations                 N/A
c/o Pax World Management Corp.      1997) and Assistant Secretary    Specialist - Broker/Dealer
222 State Street                    (since 1999) -Balanced Fund      Services (1999-present) and was
Portsmouth, NH 03801; (31)                                           a Shareholder Services
                                    Assistant Secretary - Growth     Representative (1992-1999) for
                                    Fund (since 1999)                the Adviser. Ms. Guilmette also
                                                                     is an Assistant Treasurer of
                                    Assistant Secretary - High       the Balanced Fund
                                    Yield Fund (since 2000)          (1997-present), and an
                                                                     Assistant Secretary of the
                                                                     Balanced Fund (1999-present),
                                                                     the Growth Fund (1999-present)
                                                                     and the High Yield Fund
                                                                     (2000-present).

James M. Large, Jr.                 Director - Balanced Fund         Mr. Large served as the                          3
c/o Pax World Management Corp.      (since 2001)                     Chairman Emeritus of Dime
222 State Street                                                     Bancorp, Inc. (1998-2002) and
Portsmouth, NH 03801; (73) 5, 6,    Director - Growth Fund (since    was the Chairman (1995-1997)
and 7                               2001)                            and Chief Executive Officer
                                                                     (1995-1996) of Dime Bancorp,
                                    Director - High Yield Fund       Inc. Prior to that, Mr. Large
                                    (since 1999)                     was the Chairman and Chief
                                                                     Executive Officer of Anchor
                                                                     Savings Bank / Anchor Bancorp
                                                                     (1989-1995). Mr. Large is a
                                                                     member of the Board of
                                                                     Directors of the Wildlife
                                                                     Conservation Society and served
                                                                     as its Acting President and
                                                                     Chief Executive Officer
                                                                     (2000-2001). Mr. Large also is
                                                                     a member of the Boards of
                                                                     Directors of the Nature
                                                                     Conservancy of Long Island
                                                                     (where he served as Acting
                                                                     Director in 1998), the Nature
                                                                     Conservancy of New York, North
                                                                     Shore Wildlife Sanctuary,
                                                                     Matinicock Planning Board,
                                                                     Nassau Community College and
                                                                     Long Island Index. Mr. Large
                                                                     also serves on the Investment
                                                                     Advisory Committee of the
                                                                     Episcopal Diocese of Long
                                                                     Island.

Louis F. Laucirica                  Director - Balanced Fund         Mr. Laucirica is an Associate                    3
c/o Pax World Management Corp.      (since 2003)                     Dean and Director of
222 State Street                                                     Undergraduate Studies of
Portsmouth, NH 03801; (63) 8, 9,    Director - Growth Fund (since    Stevens Institute of
and 10                              2003)                            Technology, Howe School
                                                                     (1999-present). Prior to that,
                                    Director - High Yield Fund       Mr. Laucirica was
                                    (since 2003)                     Executive-in-Residence and
                                                                     Executive Director
                                                                     -Professional and International
                                                                     Programs of Pace University,
                                                                     Lubin School (1998-1999), and
                                                                     the President and Chief
                                                                     Executive Officer of Norton
                                                                     Performance Plastics
                                                                     Corporation (1989-1998). Mr.
                                                                     Laucirica had been associated
                                                                     the Norton company since 1972.

Joy L. Liechty                      Director - Balanced Fund         Ms. Liechty is a Client/Sales                    2
c/o Pax World Management Corp.       (since 1991)                    Advocate and Corporate
222 State Street                                                     Conference Planner with the
Portsmouth, NH 03801; (51) 8 and 9  Director - Growth Fund (since    Mennonite Mutual Aid
                                    1997)                            Association, a faith-based
                                                                     socially responsible investing,
                                                                     financial services and
                                                                     insurance institution located
                                                                     in Goshen, Indiana
                                                                     (1989-present). Ms. Liechty has
                                                                     been associated with that
                                                                     organization since 1976,
                                                                     serving as the Manager of
                                                                     Client Services from 1980 to
                                                                     1989.

Sanford C. Sherman                  Director - Balanced Fund         Mr. Sherman is a Trustee of the                  2
c/o Pax World Management Corp.      (since 1992)                     Piscataqua Savings Bank,
222 State Street                                                     Portsmouth, NH (1972-present)
Portsmouth, NH 03801; (68) 5 and 6  Director - Growth Fund (since    and the Chairman of the
                                    1999)                            Piscataqua Savings Bank Trust
                                                                     Committee (1999-present). Mr.
                                                                     Sherman also was the Chief
                                                                     Executive Officer until
                                                                     December 31, 2000, and was the
                                                                     President until December 31,
                                                                     1999, of the Piscataqua Savings
                                                                     Bank, positions he held since
                                                                     April 1981. For 21 years prior
                                                                     thereto, Mr. Sherman held
                                                                     various other positions with
                                                                     the bank, including Vice
                                                                     President and Treasurer.

Janet Lawton Spates                 Treasurer - Balanced Fund        Ms. Spates serves as the Chief                  N/A
c/o Pax World Management Corp.      (since 1998)                     Financial Officer for the
222 State Street                                                     Adviser (1992-present). Ms.
Portsmouth, NH 03801; (35)          Assistant Treasurer - Growth     Spates also is Treasurer of the
                                    Fund (since 1997)                Adviser (1998- present) and of
                                                                     the Balanced Fund
                                    Assistant Treasurer - High       (1998-present) and an Assistant
                                    Yield Fund (since 1999)          Treasurer of the Growth Fund
                                                                     (1997-present) and the High
                                                                     Yield Fund (1999-present).

Nancy S. Taylor                     Director - Balanced Fund         Dr. Taylor serves as the Senior                  2
c/o Pax World Management Corp.      (since 1997)                     Minister of the Old South
222 State Street                                                     Church in Boston, MA
Portsmouth, NH 03801; (49) 8 and 9  Director - Growth Fund (since    (2005-present). She previously
                                    1997)                            served as the Minister and
                                                                     President of the Massachusetts
                                                                     Conference of the United Church
                                                                     of Christ (2001 - 2005) and
                                                                     before that as Senior Minister
                                                                     of the First Congregational
                                                                     Church in Boise, Idaho
                                                                     (1992-2001). Dr. Taylor is a
                                                                     Trustee of Andover Newton
                                                                     Theological School
                                                                     (2002-present) and a director
                                                                     of Ecclesia Ministries, a
                                                                     ministry to Boston's homeless
                                                                     population (2003-present).

Lee D. Unterman                     Secretary (since 1997) and       Mr. Unterman serves as the                      N/A
c/o Kurzman Karelsen & Frank, LLP   Chief Compliance Officer         Secretary of the Balanced Fund
230 Park Avenue                     (since 2004) - Balanced Fund     (1997-present), the Growth Fund
New York, NY 10169; (54)                                             (1997-present) and the High
                                    Secretary (since 1997) and       Yield Fund (1999-present) and
                                    Chief Compliance Officer         as Chief Compliance Officer for
                                    (since 2004) - Growth Fund       the Balanced, Growth and High
                                                                     Yield Funds and for the Advisor
                                    Secretary (since 1999) and       (2004-present). Mr. Unterman is
                                    Chief Compliance Officer         a Partner with the law firm of
                                    (since 2004) - High Yield Fund   Kurzman Karelsen & Frank, LLP
                                                                     (2000-present) and was a
                                                                     Partner with the law firms of
                                                                     Bresler, Goodman & Unterman,
                                                                     LLP (1997-2000) and Broudy &
                                                                     Jacobson (1988-1997). In
                                                                     addition, Mr. Unterman serves
                                                                     as the Chief Compliance Officer
                                                                     (since September 2004) of David
                                                                     J. Greene and Company, LLC, a
                                                                     registered broker/dealer and
                                                                     investment adviser, which is
                                                                     not currently engaged in the
                                                                     public mutual fund industry.

Esther J. Walls                     Director - Balanced Fund         Ms. Walls is a director of the                   3
c/o Pax World Management Corp.      (since 1981)                     Balanced Fund (1981-present),
222 State Street                                                     the Growth Fund (2002-present)
Portsmouth, NH 03801; (78)          Director - Growth Fund (since    and the High Yield Fund
                                    2002)                            (1999-present). In addition,
                                                                     Ms. Walls was Associate
                                    Director - High Yield Fund       Director of Libraries, State
                                    (since 1999)                     University of New York, Stony
                                                                     Brook, Long Island, NY
                                                                     (1974-1990). Ms. Walls also was
                                                                     a member of the Boards of
                                                                     Directors of UNICEF and the
                                                                     International Relations
                                                                     Committee of the American
                                                                     Library Association.

(1) Directors of each Fund are elected each year at such Fund's Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders of such Fund or until a successor shall have been chosen and shall have qualified. Officers of each Fund are elected each year at such Fund's Annual Meeting of the Board of Directors and hold office until the next Annual Meeting of the Board of Directors of such Fund or until a successor shall have been chosen and shall have qualified.

(2, 3 and 4)    Designates a member of the Investment Committee of the Balanced,
                Growth and High Yield Funds, respectively. The Investment
                Committee has the responsibility of overseeing a Fund's investments. The Investment Committee of the Balanced, Growth and High Yield Funds held a total of two (2), two (2) and two
                (2) meetings, respectively, during the year 2004.

(5, 6 and 7)    Designates a member of the Audit Committee of the Balanced,
                Growth and High Yield Funds, respectively. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The
                Boards of Directors of the Balanced and Growth Funds have determined that their respective Funds have three "financial experts" (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on their respective Audit Committees, namely
                Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C.
                Sherman; the Board of Directors of the High Yield Fund has determined that the High Yield Fund has two "financial experts"
                (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on its Audit Committee, namely Messrs. Carl H. Doerge,
                Jr. and James M. Large, Jr. The Audit Committee of the Balanced,
                Growth and High Yield Funds held a total of three (3), three (3) and three (3) meetings, respectively, during the year 2004.

(8, 9, and 10)  Designates a member of the Nominating Committee of the Balanced,
                Growth and High Yield Funds, respectively. The Nominating Committee has the responsibility of nominating new members of a Fund's Board of Directors. The Nominating Committees of the Balanced Growth and High Yield Funds held no meetings during the year 2004.

                                      * * *

Certain directors and officers of the Funds are directors and officers of more than one Fund. None of the officers or directors of any Fund are related to one another by blood, marriage or adoption, except that Laurence A. Shadek and James
M. Shadek are brothers.


OWNERSHIP OF SHARES IN THE PAX WORLD FUND FAMILY

The following table shows the amount of equity securities owned by the directors of the Funds and in all investment companies in the Pax World Fund Family overseen by the directors of the Funds as of December 31, 2004:

                                                                                                           Aggregate Dollar Range of
                                                                                                           Equity Securities in All
                                                         Dollar Range of Equity      Dollar Range of         Registered Investment
                                Dollar Range of Equity         Securities          Equity Securities in      Companies Overseen by
                                  Securities in the              in the                    the             Director in the Pax World
                                    Balanced Fund              Growth Fund           High Yield Fund              Fund Family
   Interested Directors
Mr. Thomas W. Grant                $50,001-$100,000          $10,001-$50,000               None                $50,001-$100,000
Mr. Laurence A. Shadek             $50,001-$100,000          over $100,000*           over $100,000*            Over $100,000*

 Disinterested Directors
Mr. Carl H. Doerge, Jr.            $50,001-$100,000          $10,001-$50,000         $10,001-$50,000             Over $100,000
Mr. James M. Large, Jr.                  None                     None                     None                      None
Mr. Louis F. Laucirica                $0-$10,000               $0-$10,000               $0-$10,000              $10,001-$50,000
Ms. Joy L. Liechty                 $10,001-$50,000           $10,001-$50,000               None                 $10,001-$50,000
Mr. Sanford C. Sherman             $10,001-$50,000           $10,001-$50,000               None                $50,001-$100,000
Dr. Nancy S. Taylor                $50,001-$100,000          $10,001-$50,000               None                $50,001-$100,000
Ms. Esther J. Walls                $10,001-$50,000                None                     None                 $10,001-$50,000

* Includes shares of the Growth and High Yield Funds owned of record by the Adviser.


COMPENSATION OF DIRECTORS

Effective January 1, 2005, the Funds pay each of their respective affiliated directors an annual retainer of $1,750 and each of their respective unaffiliated directors an annual retainer of $3,500. In addition, the Balanced Fund currently pays each of its unaffiliated directors a fee of $2,000, and each of its affiliated directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Balanced Fund; and the Growth and High Yield Funds currently pay each of their unaffiliated directors a fee of $1,000, and each of their affiliated directors a fee of $300, for attendance at each meeting of the Boards of Directors of such Funds. Members of the Boards of Directors of the Funds are also reimbursed for their travel expenses for attending meetings of the Boards of Directors. In addition, the Balanced Fund pays $1,000 and the Growth and High Yield Funds pay (i) $500 to each member of their respective Audit Committees for attendance at each Audit Committee meeting, and (ii) $300 to each member of their respective Nominating Committees for attendance at each Nominating Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Boards of Directors of any of the Funds receives compensation from the Funds for services performed as a member of the Boards of Directors of the Funds.

The following table sets forth certain information relating to all directors of the Funds, all members of any advisory boards who receive compensation from the Funds, and for each of the three highest paid executive officers or any affiliated person of the Funds who received aggregate compensation from the Funds for the most recently completed fiscal year exceeding $60,000:

                                                                                           Aggregate
                                                                                            Pension                       Total
                                                                                           Retirement    Estimated    Compensation
                                                                                            Benefits       Annual    from the Funds
                                                                                           Accrued as     Benefits     and the Pax
                                                                                          Part of Fund      Upon       World Fund
Name of Person and Position                    Aggregate Compensation                       Expenses     Retirement      Family*
                              Balanced    Growth
                                Fund       Fund     High Yield Fund    Money Market Fund
    Interested Directors
Mr. Thomas W. Grant            $4,000     $1,200        $1,500                $0               $0            $0        $6,700 (3)
Mr. Laurence A. Shadek         $4,000     $1,200        $1,500                $0               $0            $0        $6,700 (3)

  Disinterested Directors
Mr. Carl H. Doerge, Jr.        $19,000    $9,500        $10,500         Not Applicable         $0            $0        $39,000 (3)
Mr. James M. Large, Jr.        $19,000    $9,500        $10,500         Not Applicable         $0            $0        $39,000 (3)
Mr. Louis F. Laucirica         $16,000    $8,000        $9,000          Not Applicable         $0            $0        $33,000 (3)
Ms. Joy L. Liechty             $16,000    $8,000    Not Applicable      Not Applicable         $0            $0        $24,000 (2)
Mr. Sanford C. Sherman         $19,000    $9,500    Not Applicable      Not Applicable         $0            $0        $28,500 (2)
Dr. Nancy S. Taylor            $16,000    $8,000    Not Applicable      Not Applicable         $0            $0        $24,000 (2)
Ms. Esther J. Walls            $16,000    $8,000        $9,000          Not Applicable         $0            $0        $33,000 (3)

*The total compensation paid to such persons by the Funds and the Pax World Fund Family for the fiscal year ended December 31, 2004. The parenthetical number represents the number of investment companies (including the

Money Market Fund) from which such person receives compensation that are considered part of the Pax World Fund Family, because, among other things, they have a common investment adviser or sub-adviser.

Director's fees paid and travel expenses reimbursed by each of the Funds and the Money Market Fund in 2004 to members of the Boards of Directors of the Funds are as follows:

                                      Balanced Fund            Growth Fund         High Yield Fund       Money Market Fund
      Interested Directors
Mr. Thomas W. Grant                     $5,483.97               $2,358.48             $2,795.90           Not Applicable
Mr. Laurence A. Shadek                  $4,383.86               $1,583.86             $1,723.99           Not Applicable


    Disinterested Directors
Mr. Carl H. Doerge, Jr.                 $19,866.63             $10,366.62             $10,906.09          Not Applicable
Mr. James M. Large                      $19,000.00              $9,500.00             $10,500.00          Not Applicable
Mr. Louis F. Laucirica                  $16,848.26              $8,848.26             $9,166.66           Not Applicable
Ms. Joy L. Liechty                      $16,836.42              $8,836.40           Not Applicable        Not Applicable
Mr. Sanford C. Sherman                  $19,109.71              $9,609.71           Not Applicable        Not Applicable
Dr. Nancy S. Taylor                     $16,094.53              $8,094.53           Not Applicable        Not Applicable
Ms. Esther J. Walls                     $16,180.77              $8,180.77             $9,180.76           Not Applicable

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

The table below provides certain information, as of December 31, 2004, about the accounts over which each portfolio manager of the Funds has day-to-day responsibility.

                                                                                                Number of        Total Assets of
                                                                                              Other Accounts    Other Accounts to
                                                                                               to which the         which the
                                                                                             Advisory Fee is     Advisory Fee is
                                                                                              based on such       based on such
                                                        Number of        Total Assets of        Account's           Account's
                                                      Other Accounts      Other Accounts*      Performance         Performance
Christopher H. Brown
            Other Registered Investment Companies           0             Not Applicable            0             Not Applicable
            Other Pooled Investment Vehicles                0             Not Applicable            0             Not Applicable
            Other Accounts                                  41            $23,977,000               0             Not Applicable
Paul I. Gulden, Jr.
            Other Registered Investment Companies           0             Not Applicable            0             Not Applicable
            Other Pooled Investment Vehicles                0             Not Applicable            0             Not Applicable
            Other Accounts                                  77            $147,237,000              0             Not Applicable
Diane M. Keefe
            Other Registered Investment Companies           0             Not Applicable            0             Not Applicable
            Other Pooled Investment Vehicles                0             Not Applicable            0             Not Applicable
            Other Accounts                                  1             $170,000                  0             Not Applicable

*Rounded to nearest $1,000.

Investors should note that an inherent conflict of interest exists when a portfolio manager is responsible for the management of more than one account because the potential exists for the portfolio manager to favor one account over another account.

COMPENSATION

The compensation for portfolio managers and others involved in the investment process seeks to align the financial interests of the investment professionals with both those of the Adviser and the shareholders of the funds they manage. The Adviser's compensation arrangements with investment professionals are determined on the basis of the investment professional's overall services to the Adviser. The structure of compensation of investment professionals is currently comprised of base salary and bonus, as well as customary benefits that are offered generally to all full-time employees of the Adviser.

OWNERSHIP OF SECURITIES

As of December 31, 2004, (i) the dollar value of equity securities in the Balanced Fund owned beneficially by Christopher M. Brown was between $100,001 and $500,000, (ii) the dollar value of equity securities in the Growth Fund owned beneficially by Paul I. Gulden, Jr. was between $50,001 and $100,000, and
(iii) the dollar value of equity securities in the High Yield Fund owned beneficially by Diane M. Keefe was over $1,000,000.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 18, 2005 and to the knowledge of each of the Funds, no person owned of record or beneficially five percent (5%) or more of the outstanding shares of any class of the Common Stock of such Fund, other than (A)(i) Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104, (ii) ING Life Insurance & Annuity Co., 151 Farmington Avenue, Hartford, CT 06156, and (iii) National Financial Services Corp. FBO Exclusive Benefit of Customers, One World Financial Center, 200 Liberty Street, New York, NY 10281, each of which owned beneficially and/or of record more than 5% of the outstanding shares of Common Stock of the Balanced Fund; (B) Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104, which owned beneficially and/or of record more than 5% of the outstanding shares of Common Stock of the Growth Fund; and (C)(i) Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers, 101 Montgomery Street, San Francisco, CA 94104, (ii) MMATCO LLP, 1110 North Main Street, Goshen, IN 46528, and (iii) National Financial Services Corp. FBO Exclusive Benefit of Customers, One World Financial Center, 200 Liberty Street, New York, NY 10281, each of which owned beneficially and/or of record more than 5% of the outstanding shares of the Individual Investor Class of the Common Stock of the High Yield Fund, and (i) Balsa & Co., c/o JP Morgan Chase, 14201 Dallas Parkway, 12th Floor, Dallas, TX 75254 (ii) DBTCO, P.O. Box 747, Dubuque, IA 52004, (iii) H.G. Wellington & Co., Inc. FBO Diane M. Keefe and Diane M. Keefe, 14 Wall Street, 17th Floor, New York, NY 10005, (iv) H.G. Wellington & Co., Inc. FBO Arthur Shadek, 14 Wall Street, 17th Floor, New York, NY 10005, (v) MMA Praxis Intermediary Income Fund, P.O. Box 483, Goshen, IN 46527, and (vi) National Investor Services, 55 Water Street, 32nd Floor New York, NY 10041, each which owned beneficially and/or of record more than 5% of the outstanding shares of the Institutional Class of the Common Stock of the High Yield Fund. The officers and directors of each Fund, as a group, own less than one percent (1%) of the outstanding shares of each class of the Common Stock of such Fund.

CODE OF ETHICS

The Funds and the Adviser have adopted a Code of Ethics (the "Code of Ethics") under Rule 17j-1 under the Investment Company Act of 1940, as amended. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations. The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING GUIDELINES

The following table summarizes the guidelines that the Funds use to determine how to vote proxies relating to portfolio securities, including the procedures that the Funds use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Funds or the Adviser, on the other. These guidelines give a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented here. Notwithstanding the foregoing, Pax World always endeavors to vote proxies relating to portfolio securities in accordance with the Funds' investment objectives and social goals.

  TYPE OF PROPOSAL                    PROPOSAL                                        PROXY VOTING GUIDELINE
------------------------------------------------------------------------------------------------------------------------------------
                                                     1. DIRECTOR-RELATED ISSUES
------------------------------------------------------------------------------------------------------------------------------------
Management Proposal    1A.  UNCONTESTED ELECTION OF DIRECTORS     Votes on individual director nominees are made on a CASE-BY-CASE basis.

Management Proposal    1B.  CONTESTED ELECTION OF DIRECTORS       Votes in a contested election of directors are evaluated on a
                                                                  CASE-BY-CASE basis

Management Proposal    1C.  CLASSIFIED BOARD                      Vote FOR proposals to declassify the board of directors.

                                                                  Vote AGAINST proposals to classify the board of directors.

Management Proposal    1D.  SHAREHOLDER ABILITY TO REMOVE         Vote AGAINST proposals that provide that directors may be removed
                       DIRECTORS                                  only for cause.

                                                                  Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

                                                                  Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

                                                                  Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Management Proposal    1E.  CUMULATIVE VOTING                     Vote AGAINST management proposals to eliminate cumulative voting.

Management Proposal    1F.  ALTER SIZE OF THE BOARD               Vote FOR proposals that seek to fix the size of the board.

                                                                  Vote CASE-BY-CASE on proposals that seek to change the size or range of the board.

                                                                  Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------
                                                             2. AUDITORS
------------------------------------------------------------------------------------------------------------------------------------
Management Proposal    2.  RATIFICATION OF AUDITORS               Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position; or
                                                                  where non-audit fees exceed 25% of revenue received from that company.

------------------------------------------------------------------------------------------------------------------------------------
                                            3. PROXY CONTEST DEFENSES / TAKEOVER DEFENSES
------------------------------------------------------------------------------------------------------------------------------------
Management Proposal    3A.  SHAREHOLDER ABILITY TO CALL SPECIAL   Vote FOR proposals that remove restrictions on the right of
                       MEETING                                    shareholders to act independently of management.

                                                                  Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Management Proposal    3B.  SHAREHOLDER ABILITY TO ACT BY         Vote FOR proposals to allow or facilitate shareholder action by
                       WRITTEN CONSENT                            written consent.

                                                                  Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Management Proposal    3C.  POISON PILLS                          Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.  Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a
                                                                  20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

Management Proposal    3D.  FAIR PRICE PROVISIONS                 Vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Management Proposal    3E.  GREENMAIL                             Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

                                                                  Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Management Proposal    3F.  UNEQUAL VOTING RIGHTS                 Generally vote AGAINST dual class capitalization.

Management Proposal    3G.  SUPERMAJORITY SHAREHOLDER VOTE        Vote FOR proposals to lower supermajority shareholder vote
                       REQUIREMENT TO AMEND CHARTER OR BYLAWS     requirements for charter and bylaw amendments.

                                                                  Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Management Proposal    3H.  SUPERMAJORITY SHAREHOLDER VOTE        Vote FOR proposals to lower supermajority shareholder vote
                       REQUIREMENT TO APPROVE MERGERS             requirements for mergers and other significant business
                                                                  combinations.

                                                                  Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Management Proposal    3I.  DIRECTOR AND OFFICER LIABILITY        Vote AGAINST proposals to limit or eliminate entirely director and
                       PROTECTION                                 officer liability for (i) a breach of the duty of loyalty, (ii)
                                                                  acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

Management Proposal    3J.  DIRECTOR AND OFFICER INDEMNIFICATION  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

                                                                  Vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was
                                                                  unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.
------------------------------------------------------------------------------------------------------------------------------------
                                                   4. MISC. GOVERNANCE PROVISIONS
------------------------------------------------------------------------------------------------------------------------------------
Management Proposal    4A.  CONFIDENTIAL VOTING                   Vote FOR management proposals to adopt confidential voting.

Management Proposal    4B.  BUNDLED PROPOSALS                     Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Management Proposal    4C.  ADJOURN MEETING IF VOTES ARE          Vote FOR proposals to adjourn the meeting when votes are
                       INSUFFICIENT                               insufficient.

Management Proposal    4D.  OTHER BUSINESS                        Vote FOR other business proposals.

Management Proposal    4E.  CHANGING CORPORATE NAME               Vote FOR changing the corporate name.
------------------------------------------------------------------------------------------------------------------------------------
                                                        5. CAPITAL STRUCTURE
------------------------------------------------------------------------------------------------------------------------------------
Management Proposal    5A.  COMMON STOCK AUTHORIZATION            Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

Management Proposal    5B.  STOCK DISTRIBUTIONS: SPLITS AND       Vote FOR management proposals to increase common share
                       DIVIDENDS                                  authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

Management Proposal    5C.  REVERSE STOCK SPLITS                  Review on a CASE-BY-CASE basis management proposals to implement a reverse stock split. We will generally vote FOR a reverse stock split if management provides a reasonable justification for the split.

Management Proposal    5D.  BLANK CHECK PREFERRED AUTHORIZATION   Usually vote AGAINST proposals to create blank check preferred stock.

                                                                  Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

                                                                  Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.  If the company does not have any preferred shares outstanding we will vote against the requested increase.

                                                                  Vote FOR requests to require shareholder approval for blank check authorizations.

Management Proposal    5E.  ADJUSTMENTS TO PAR VALUE OF COMMON    Vote FOR management proposals to reduce the par value of common
                       STOCK                                      stock.

Management Proposal    5F.  PREEMPTIVE RIGHTS                     Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

Management Proposal    5G.  DEBT RESTRUCTURINGS                   Review on a CASE-BY-CASE basis proposals regarding debt
                                                                  restructurings.

Management Proposal    5H.  SHARE REPURCHASE PROGRAMS             Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
------------------------------------------------------------------------------------------------------------------------------------
                                               6. EXECUTIVE AND DIRECTOR COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Management Proposal    6A.  STOCK-BASED INCENTIVE PLANS           Votes with respect to compensation plans should be determined on a
                                                                  CASE-BY-CASE basis.

Management Proposal    6B.  APPROVAL OF CASH OR CASH-AND-STOCK    Vote FOR plans where the performance measures included under the
                       BONUS PLANS                                plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full
                                                                  deductibility of all compensation paid reduces the company's corporate tax obligation.

Management Proposal    6C.  EMPLOYEE STOCK PURCHASE PLANS         Vote FOR employee stock purchase plans with an offering period of
                                                                  27 months or less when voting power dilution is ten percent or less.

                                                                  Vote AGAINST employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

Management Proposal    6D.  OUTSIDE DIRECTOR STOCK AWARDS /       Vote CASE-BY-CASE on proposals that seek to pay outside directors
                       OPTIONS IN LIEU OF CASH                    a portion of their compensation in stock rather than cash.
------------------------------------------------------------------------------------------------------------------------------------
                                               7. MERGERS AND CORPORATE RESTRUCTURINGS
------------------------------------------------------------------------------------------------------------------------------------
Management Proposal    7A.  MERGERS AND ACQUISITIONS              Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

Management Proposal    7B.  VOTING ON STATE TAKEOVER STATUTES     Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

                                                                  Generally vote FOR opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from
                                                                  accountability to shareholders and which negatively influence shareholder value.

Management Proposal    7C.  VOTING ON REINCORPORATION PROPOSALS   Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.  Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations.

Management Proposal    7D.  CORPORATE RESTRUCTURING               Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

Management Proposal    7E.  SPIN-OFFS                             Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Management Proposal    7F.  ASSET SALES                           Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Management Proposal    7G.  LIQUIDATIONS                          Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for
                                                                  executives managing the liquidation.

Management Proposal    7H.  APPRAISAL RIGHTS                      Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
------------------------------------------------------------------------------------------------------------------------------------
                                                       8. MUTUAL FUND PROXIES
------------------------------------------------------------------------------------------------------------------------------------
Management Proposal    8A.  MUTUAL FUNDS - ELECTION OF TRUSTEES   Votes on trustee nominees are made on a CASE-BY-CASE basis.

Management Proposal    8B.  MUTUAL FUNDS - INVESTMENT ADVISORY    Votes on investment advisory agreements should be evaluated on a
                       AGREEMENT                                  CASE-BY-CASE basis.

Management Proposal    8C.  MUTUAL FUNDS - FUNDAMENTAL            Votes on amendments to a fund's fundamental investment
                       INVESTMENT                                 restrictions should be evaluated on a CASE-BY-CASE basis.

Management Proposal    8D.  MUTUAL FUNDS - DISTRIBUTION           Votes on distribution agreements should be evaluated on a
                       AGREEMENTS                                 CASE-BY-CASE basis.
------------------------------------------------------------------------------------------------------------------------------------
                              9. SHAREHOLDER PROPOSALS: CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
Shareholder Proposal   9A-1.  ROTATE ANNUAL MEETING:              Vote AGAINST shareholder proposals to rotate the annual meeting of shareholders or change the date and time of the meeting.

Shareholder Proposal   9B-1.  DECLASSIFY BOARD OF DIRECTORS:      Vote FOR proposals to declassify the board the directors.

Shareholder Proposal   9B-2.  SEPARATE CHAIRMAN AND CEO:          Vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Shareholder Proposal   9B-3.  ADOPT CUMULATIVE VOTING:            Vote CASE-BY-CASE  on shareholder proposals to permit cumulative voting,

                                                                  Vote CASE-BY-CASE on shareholder proposals to adopt cumulative voting at companies with no women or minority members on the board.

Shareholder Proposal   9B-4.  MAJORITY OF INDEPENDENT DIRECTORS:  Vote FOR shareholder proposals that request that the board be comprised of a majority of independent directors.

Shareholder Proposal   9B-5.  INDEPENDENT COMMITTEES:             Vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Shareholder Proposal   9B-6.  ADOPT DIRECTOR TERM LIMITS:         Vote AGAINST shareholder proposals to limit the tenure of outside directors.

Shareholder Proposal   9B-7.  IMPLEMENT DIRECTOR SHARE OWNERSHIP  Vote AGAINST shareholder proposals that seek to establish
                       REQUIREMENT:                               mandatory share ownership requirements for directors.

                                                                  Vote CASE-BY-CASE on shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock.

Shareholder Proposal   9C-1.  REDUCE SUPERMAJORITY VOTE           Vote FOR proposals to lower supermajority shareholder vote
                       REQUIREMENTS:                              requirements for charter and bylaw amendments.

                                                                  Vote FOR proposals to lower supermajority shareholder vote requirements for mergers and other significant business
                                                                  combinations.

Shareholder Proposal   9C-2.  REMOVE ANTITAKEOVER PROVISIONS:     Vote FOR shareholder proposals that seek to remove antitakeover provisions.

Shareholder Proposal   9C-3.  SUBMIT POISON PILL (SHAREHOLDER     Vote FOR shareholder proposals that ask a company to submit its
                       RIGHTS PLAN) TO A VOTE:                    poison pill for shareholder ratification.

                                                                  Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

                                                                  Vote CASE-BY-CASE on proposals to amend an existing shareholder rights plan.

Shareholder Proposal   9C-4.  CONFIDENTIAL VOTING:                Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use
                                                                  independent inspectors of election as long as the proposals include clauses for proxy contests as follows: IN THE CASE OF A
                                                                  CONTESTED ELECTION, MANAGEMENT IS PERMITTED TO REQUEST THAT THE
                                                                  DISSIDENT GROUP HONOR ITS CONFIDENTIAL VOTING POLICY. IF THE
                                                                  DISSIDENTS AGREE, THE POLICY REMAINS IN PLACE. IF THE DISSIDENTS
                                                                  DO NOT AGREE, THE CONFIDENTIAL VOTING POLICY IS WAIVED.

Shareholder Proposal   9C-5.  WRITTEN CONSENT/SPECIAL MEETING:    Vote FOR shareholder proposals that provide for shareholder ability to take action by written consent and/or call a special meeting.

Shareholder Proposal   9C-6.  ELECT AUDITORS/ ENSURE AUDITOR      Vote FOR proposals that would allow shareholders to elect the
                       INDEPENDENCE:                              auditors.

Shareholder Proposal   9C-7.  NON-PARTISANSHIP/ POLITICAL         Vote FOR proposals calling for a company to disclose its political
                       CONTRIBUTIONS:                             contributions.

Shareholder Proposal   9D-1.  INCREASE DISCLOSURE OF EXECUTIVE    Vote FOR shareholder proposals seeking increased disclosure on
                       COMPENSATION:                              executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Shareholder Proposal   9D-2.  LIMIT EXECUTIVE COMPENSATION:       Vote FOR proposals to prepare reports seeking to compare the wages of a company's lowest paid worker to the highest paid workers.

                                                                  Vote CASE-BY-CASE on proposals that seek to establish a fixed ratio between the company's lowest paid workers and the highest paid workers.

Shareholder Proposal   9D-3.  PROHIBIT/REQUIRE SHAREHOLDER        Vote FOR shareholder proposals seeking to limit repricing.
                       APPROVAL FOR OPTION REPRICING:

                                                                  Vote FOR shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

Shareholder Proposal   9D-4.  SEVERANCE AGREEMENTS/ GOLDEN        Vote FOR shareholder proposals to have golden and tin parachutes
                       PARACHUTES:                                submitted for shareholder ratification.

Shareholder Proposal   9D-5.  CASH BALANCE PLANS:                 Vote FOR shareholder proposals calling for non-discrimination in retirement benefits.

                                                                  Vote FOR shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

Shareholder Proposal   9D-6.  PERFORMANCE-BASED OPTIONS/INDEXED   Vote FOR shareholder proposals to link executive pay to
                       OPTIONS:                                   performance, including the use of indexed options and other indicators.

Shareholder Proposal   9D-7.  LINK COMPENSATION TO NON-FINANCIAL  Vote FOR shareholder proposals calling for the preparation of a
                       FACTORS:                                   report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.

                                                                  Vote FOR shareholder proposals seeking to link executive pay to non-financial factors.

Shareholder Proposal   9E-1.   SEEK SALE OF COMPANY/ASSETS        Vote on a CASE-BY-CASE basis proposals that seek the sale of the company or company assets.

Shareholder Proposal   9E-2.  HIRE ADVISOR/MAXIMIZE SHAREHOLDER   Vote on a CASE-BY-CASE basis proposals that request the company
                       VALUE                                      hire an advisor to maximize shareholder value.

Shareholder Proposal   9E-3.  CONVERT CLOSED-END FUND TO          Vote AGAINST shareholder proposals to convert a closed-end fund to
                       OPEN-END FUND                              an open-end fund.
------------------------------------------------------------------------------------------------------------------------------------
                                   10. SHAREHOLDER PROPOSALS: SOCIAL AND ENVIRONMENTAL PROPOSALS
------------------------------------------------------------------------------------------------------------------------------------
Shareholder Proposal   10A-1.  ADD WOMEN AND MINORITIES TO        Vote FOR shareholder proposals that ask the company to take steps
                       BOARD:                                     to nominate more women and minorities to the board.

Shareholder Proposal   10A-2.  PREPARE REPORT/PROMOTE             Vote FOR shareholder proposals that ask the company to report on
                       EEOC-RELATED ACTIVITIES:                   its diversity and/or affirmative action programs.

                                                                  Vote FOR shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate
                                                                  performance.

                                                                  Vote FOR shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Shareholder Proposal   10A-3.  REPORT ON PROGRESS TOWARD GLASS    Vote FOR shareholder proposals that ask the company to report on
                       CEILING COMMISSION RECOMMENDATIONS:        its progress against the Glass Ceiling Commission's
                                                                  recommendations.

                                                                  Vote FOR shareholder proposals seeking to eliminate "glass ceiling" for women and minority employees.

Shareholder Proposal   10A-4.  PROHIBIT DISCRIMINATION ON THE     Vote FOR shareholder proposals to include language in EEO
                       BASIS OF SEXUAL ORIENTATION:               statements specifically barring discrimination on the basis of sexual orientation.

                                                                  Vote FOR shareholder proposals seeking reports on a company's initiatives to create a workplace free of discrimination on the basis of sexual orientation.

                                                                  Vote AGAINST shareholder proposals that seek to eliminate
                                                                  protection already afforded to gay and lesbian employees.

Shareholder Proposal   10A-5.  REPORT ON/ELIMINATE USE OF RACIAL  Vote FOR shareholder proposals seeking more careful consideration
                       STEREOTYPES IN ADVERTISING:                of using racial stereotypes in advertising campaigns, including preparation of a report.

Shareholder Proposal   10B-1.  CODES OF CONDUCT AND VENDOR        Vote FOR shareholder proposals to implement human rights standards
                       STANDARDS:                                 and workplace codes of conduct.

                                                                  Vote FOR shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the
                                                                  Global Sullivan Principles.

                                                                  Vote FOR shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland,
                                                                  Burma, former Soviet Union, and China).

                                                                  Vote FOR shareholder proposals that call for independent
                                                                  monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

                                                                  Vote FOR shareholder proposals that seek publication of a "Code of
                                                                  Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws
                                                                  protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

                                                                  Vote FOR shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

                                                                  Vote FOR shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee's wages and working conditions.

Shareholder Proposal   10B-2.  PREPARE REPORT ON OPERATIONS IN    Vote FOR shareholder proposals to adopt labor standards in
                       BURMA/MYANMAR:                             connection with involvement in Burma.

                                                                  Vote FOR shareholder proposals seeking reports on Burmese
                                                                  operations and reports on costs of continued involvement in the country.

                                                                  Vote FOR shareholder proposals to pull out of Burma.

Shareholder Proposal   10B-3.  ADOPT/REPORT ON MACBRIDE           Vote FOR shareholder proposals to report on or to implement the
                       PRINCIPLES:                                MacBride Principles.

Shareholder Proposal   10B-4.  PREPARE REPORT ON OPERATIONS IN    Vote FOR shareholder proposals requesting more disclosure on a
                       CHINA:                                     company's involvement in China

                                                                  Vote on a CASE-BY-BASE basis shareholder proposals that ask a company to terminate a project or investment in China.

Shareholder Proposal   10B-5.  PREPARE REPORT ON MAQUILADORAS:    Vote FOR shareholder proposals to prepare reports on a company's
                                                                  Maquiladora operations.

Shareholder Proposal   10B-6.  PREPARE REPORT ON COMPANY          Vote FOR shareholder proposals to prepare reports on a company's
                       ACTIVITIES AFFECTING INDIGENOUS PEOPLES'   impact on indigenous communities.
                       RIGHTS:

Shareholder Proposal   10C-1.  ENVIRONMENTAL REPORT (GENERAL):    Vote FOR shareholder proposals seeking greater disclosure on the company's environmental practices, and/or environmental risks and liabilities.

Shareholder Proposal   10C-2.  PREPARE REPORT ON GLOBAL           Vote FOR shareholder proposals seeking disclosure of liabilities
                       WARMING/GREENHOUSE GAS EMISSIONS:          or preparation of a report pertaining to global warming.

                                                                  Vote FOR shareholder proposals calling for the reduction of greenhouse gas.

Shareholder Proposal   10C-3.  INVEST IN CLEAN/RENEWABLE ENERGY:  Vote FOR shareholder proposals seeking the preparation of a report on a company's activities related to the development of renewable energy sources.

                                                                  Vote FOR shareholder proposals seeking increased investment in renewable energy sources.

Shareholder Proposal   10C-4.  DRILLING IN THE ARCTIC NATIONAL    Vote FOR shareholder proposals asking companies to prepare a
                       WILDLIFE REFUGE:                           feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.

                                                                  Vote FOR shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

Shareholder Proposal   10C-5.  ADOPT/IMPLEMENT CERES PRINCIPLES:  Vote FOR shareholder proposals to study or implement the CERES principles.

Shareholder Proposal   10C-6.  PHASE OUT CHLORINE-BASED           Vote FOR shareholder proposals to prepare a report on the
                       CHEMICALS:                                 phase-out of chorine bleaching in paper production.

                                                                  Vote FOR shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Shareholder Proposal   10C-7.  REPORT/REDUCE TOXIC EMISSIONS AND  Vote FOR shareholder proposals that seek to prepare a report on
                       ASSESS COMMUNITY IMPACT:                   the company's procedures for reducing or preventing pollution and/or the impact of the company's pollution on the surrounding communities.

                                                                  Vote FOR shareholder proposals calling on the company to establish a plan to reduce toxic emissions.

Shareholder Proposal   10C-8.  ADOPT A COMPREHENSIVE RECYCLING    Vote FOR shareholder proposals requesting the preparation of a
                       POLICY:                                    report on the company's recycling efforts.

                                                                  Vote FOR shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Shareholder Proposal   10C-9.  NUCLEAR ENERGY:                    Vote FOR shareholder proposals seeking the preparation of a report on a company's nuclear energy procedures.

                                                                  Vote FOR proposals that ask the company to cease the production of nuclear power.

Shareholder Proposal   10D-1.  REPORT ON HANDGUN SAFETY           Vote FOR shareholder proposals asking the company to report on its
                       INITIATIVES:                               efforts to promote handgun safety.

                                                                  Vote FOR shareholder proposals asking the company to stop the sale of handguns and accessories.

Shareholder Proposal   10D-2.  PREPARE REPORT TO RENOUNCE FUTURE  Vote FOR shareholder proposals seeking a report or the
                       LANDMINE PRODUCTION:                       renouncement of future landmine production.

Shareholder Proposal   10D-3.  PREPARE REPORT ON FOREIGN MILITARY Vote FOR shareholder proposals to report on foreign military sales
                       SALES:                                     or offset agreements.

                                                                  Vote FOR proposals that call for restrictions on foreign military sales.

Shareholder Proposal   10E-1.  PHASE-OUT OR LABEL PRODUCTS        Vote FOR shareholder proposals to label products that contain
                       CONTAINING GENETICALLY MODIFIED ORGANISMS: genetically modified organisms.

                                                                  Vote CASE-BY-CASE on shareholder proposals that ask the company to phase out the use of genetically modified organisms in their products.

                                                                  Vote FOR shareholder proposals that ask the company to report on the use of genetically modified organisms in their products.

Shareholder Proposal   10E-2.  TOBACCO-RELATED PROPOSALS:         Vote FOR shareholder proposals seeking to limit the sale of tobacco products to children.

                                                                  Vote FOR shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.

                                                                  Vote FOR shareholder proposals that ask restaurants to adopt smoke-free policies.

                                                                  Vote FOR shareholder proposals seeking a report on a tobacco company's advertising approach.

                                                                  Vote FOR shareholder proposals at insurance companies to cease investment in tobacco companies.

                                                                  Vote FOR proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.

                                                                  Vote FOR on proposals calling for tobacco companies to cease the production of tobacco products.

Shareholder Proposal   10E-3.  ADOPT POLICY/REPORT ON PREDATORY   Vote FOR shareholder proposals seeking the development of a policy
                       LENDING PRACTICES:.                        or preparation of a report to guard against predatory lending practices.

Shareholder Proposal   10E-4.  DISCLOSURE ON CREDIT IN DEVELOPING Vote FOR shareholder proposals asking for disclosure on lending
                       COUNTRIES (LDCS):                          practices in developing countries, unless the company has
                                                                  demonstrated a clear proactive record on the issue.

Shareholder Proposal   10E-5.  FORGIVE LDC DEBT:                  Vote AGAINST shareholder proposals asking banks to forgive loans outright.

                                                                  Vote CASE-BY-CASE on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable
                                                                  provisions for non-performing loans.

                                                                  Vote FOR proposals to restructure and extend the terms of
                                                                  non-performing loans.

Shareholder Proposal   10E-6.  ADOPT POLICY / REPORT ON DRUG      Vote FOR shareholder proposals to prepare a report on drug
                       PRICING:                                   pricing.

                                                                  Vote FOR shareholder proposals to adopt a formal policy on drug pricing.

Shareholder Proposal   10E-7.  ADULT ENTERTAINMENT:               Vote FOR shareholder proposals that seek a review of the company's involvement with pornography.

Shareholder Proposal   10E-8.  ABORTION / RIGHT TO LIFE ISSUES:   ABSTAIN on shareholder proposals that address right to life issues.

Shareholder Proposal   10E-9.  ANIMAL TESTING (SUBSTITUTES FOR):  Vote FOR shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.

Shareholder Proposal   10E-10.  DISCLOSURE ON PLANT CLOSINGS:     Vote FOR shareholder proposals seeking greater disclosure on plant closing criteria if such information has not been provided by the company.

Shareholder Proposal   10E-11.  CONTROL OVER CHARITABLE           Vote AGAINST shareholder proposals giving criteria or to require
                       CONTRIBUTIONS:                             shareholder ratification of grants.

Shareholder Proposal   10E-12.  DISCLOSURE ON PRIOR GOVERNMENT    Vote FOR shareholder proposals calling for the disclosure of prior
                       SERVICE:                                   government service of the company's key executives.

When a vote presents a conflict between the interests of the Funds' shareholders, on the other hand, and those of the Adviser or any affiliated person of any Fund or the Adviser, on the other hand, the Funds endeavor to vote, in the opinion of the Adviser, in the best interests of the Funds' shareholders consistent with the foregoing guidelines.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800-767-1729 or visiting Pax World's website at www.paxworld.com and will be available without charge by visiting the SEC's web site at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

GENERAL

Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 (the "Adviser") is the adviser to the Funds. It was incorporated in 1970 under the laws of the State of Delaware. Pursuant to the terms of an Advisory Agreement entered into between the Adviser and each of the Funds (collectively, the "Advisory Agreements"), the Adviser, subject to the supervision of the Boards of Directors of the Funds, is responsible for (i) managing the assets of the Funds in accordance with each Fund's investment objectives, investment programs and policies, and (ii) assuring that the social responsibility screens used by the Money Market Fund are the same as those applied to the Funds. As of December 31, 2004, the Adviser had approximately $1.7 billion in assets under management by virtue of serving as the adviser to the Funds and the Money Market Fund. The Adviser currently manages investments for clients other than the Funds and the Money Market Fund, and may continue to do so in the future.

ADVISORY AGREEMENT

Pursuant to the terms of the Advisory Agreement between the Balanced Fund and the Adviser, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000; and pursuant to the terms of the Advisory Agreements between the Adviser and each of the Growth and High Yield Funds, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (.75%) of average daily net assets in excess of $25,000,000. The aggregate fees incurred by the Balanced, Growth and High Yield Fund and payable to the Adviser for the most recent fiscal year was $6,543,464, $461,588 and $455,407, respectively. Prospective investors should note, however, that the Adviser agreed to reimburse the Growth Fund, High Yield Fund Individual Investor Class of shares and High Yield Fund Institutional class of shares for certain expenses incurred by them during fiscal year 2004 (including management fees, but excluding custodian expense offset fees) that exceeded, on a per annum basis, 1.50%, 1.50% and 1.15%, respectively, of the average daily net asset value of such Fund and classes for such fiscal year.

The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of each Fund to be necessary or desirable and proper for the continuous operations of such Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) (i) with respect to the Balanced and Growth Funds that exceed, on a per annum basis, one and one-half percent (1.5%) of the average daily net assets of such Fund, (ii) with respect to the Individual Investor Class of shares of the High Yield Fund that exceed, on a per annum basis, one and one-half percent (1.5%) of the average daily net assets of such class, and
(iii) with respect to the Institutional Class of shares of the High Yield Fund that exceed, on a per annum basis, one and fifteen-hundredths percent (1.15%) of the average daily net assets of such class. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors;
(iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent accountants; (v) the reimbursement of organizational expenses, and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. The Adviser supplied and assumed a total of $250,952, $290,254 and $24,570 of such services for the Growth Fund, the Individual Investor Class of shares of the High Yield Fund and the Institutional Class of shares of the High Yield Fund, respectively, for the most recent fiscal year. In addition, the Adviser has agreed to waive its compensation from the Funds, to the extent necessary to offset the amount of the advisory fees payable by the Money Market Fund to the Adviser with respect to any assets of the Funds that are invested in the Money Market Fund.

Each Advisory Agreement provides that (i) it may be terminated by each Fund or the Adviser at any time (A) upon sixty (60) days written notice with respect to the Balanced Fund and (B) upon not more than sixty (60) and not less than thirty
(30) days written notice with respect to the Growth and High Yield Funds, and
(ii) will terminate automatically in the event of its assignment (as defined in the Investment Company Act). In addition, each Advisory Agreement provides that it may continue in effect from year to year only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act (i.e., by majority vote of each Fund's outstanding voting securities or by a majority of the Directors of such Fund who are not parties to such Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter). The Advisory Agreements were approved by their respective Boards of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on June 10, 2004. In reaching this decision, the Board, including a majority of the Directors who are not parties to such Advisory Agreement or interested persons of any such party, considered, among other things, the historical and recent performance of the Adviser on behalf of the Fund and its shareholders, the historical relationship of the Adviser to the Fund, the commitment of the Adviser to the socially responsible investing policies of the Fund, the competitive nature of the fee charged by the Adviser and the willingness of the Adviser to assume certain expenses of the Growth and High Yield Funds.

                                      * * *

The following table shows the amount of the advisory fee of the Balanced, Growth and High Funds for the years ended December 31, 2002, 2003 and 2004:

                                  BALANCED FUND    GROWTH FUND   HIGH YIELD FUND
Year ended December 31, 2002        $5,291,965      $233,880         $183,233
Year ended December 31, 2003        $5,616,795      $293,617         $393,166
Year ended December 31, 2004        $6,543,464      $461,588         $455,407

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY, 225 Franklin Street, Boston, MA 02110 ("State Street"), serves as custodian for the Funds' portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with each of such Funds.

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC, INC., 760 Moore Road, King of Prussia, PA 19406 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds. The Transfer Agent provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account of Ten Dollars ($10.00) with respect to the Balanced and Growth Funds (Eighteen Dollars ($18.00) with respect to the High Yield Fund), a new account set-up fee for each manually established account of Five Dollars ($5.00), and a monthly inactive zero balance account fee per shareholder account of Thirty Cents ($0.30). The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. Shareholder inquiries relating to a shareholder account should be directed by writing to Pax World, P.O. Box 9824, Providence, RI 02940-8024 or by telephoning Pax World (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern Time.

INDEPENDENT PUBLIC ACCOUNTANTS

ERNST & YOUNG LLP, 200 Clarendon Street, Boston, MA 02116, currently serves as the Funds' independent registered public accounting firm, and in that capacity audits such Funds' annual financial statements; PANNELL KERR FORSTER PC, 75

Federal Street, Boston, MA 02110, served as the Funds' independent accountants for the fiscal years ended December 31, 2001 and 2002, and in that capacity audited such Funds' annual financial statements for the fiscal years then ended.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, H. G. Wellington, the Funds' distributor, and its affiliates.

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and United States Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

BROKERAGE SELECTION

Each Fund is required to give primary consideration to obtaining the most favorable price and efficient execution in placing orders for portfolio securities. Within the framework of this policy, each Fund will consider the research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions of that Fund. Such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Funds in their investment activities. Commission rates are established pursuant to negotiations with the broker or dealer based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. Each Fund's policy is to pay higher commissions to brokers, other than H.
G. Wellington, for particular transactions than might be charged if a different broker had been selected, on occasions when, in such Fund's opinion, this policy furthers the objective of obtaining best price and execution. In addition, each Fund is authorized to pay higher commissions on brokerage transactions for that Fund to brokers other than H. G. Wellington (or any affiliate) in order to secure research and investment services described above, subject to review by that Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by each Fund's Board of Directors.

Subject to the above considerations, H. G. Wellington (or any affiliate) may act as a securities broker for each of the Funds. In order for H. G. Wellington (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by H. G. Wellington (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow H. G. Wellington (or any affiliate) to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of each Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to H.
G. Wellington (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, H. G. Wellington may not retain compensation for effecting transactions on a national securities exchange for a Fund unless that Fund has expressly authorized the retention of such compensation. H. G. Wellington must furnish to each Fund at least annually a statement setting forth the total amount of all compensation retained by H. G. Wellington from transactions effected for that Fund during the applicable period. Brokerage with H. G. Wellington is also subject to such fiduciary standards as may be imposed by applicable law.

BROKERAGE COMMISSIONS

The following table shows the approximate amount of the brokerage commissions paid with respect to (i) the Balanced, Growth and High Yield Funds for the years ended December 31, 2002, 2003 and 2004:


                                   Balanced Fund   Growth Fund   High Yield Fund
Year ended December 31, 2002         $620,586        $87,143         $206,241
Year ended December 31, 2003         $983,914        $125,373        $374,269
Year ended December 31, 2004         $926,173        $166,163        $260,094

Substantially all of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seventy-three one hundredths percent (25.73%) ownership interest in H. G. Wellington. Brokerage commissions paid by the Balanced Fund to H. G. Wellington during 2002, 2003 and 2004 totaled $196,212, $274,273 and $198,778, respectively (32%, 28% and 21%, respectively, of total commissions for such years); brokerage commissions paid by the Growth Fund to H. G. Wellington during 2002, 2003 and 2004 totaled $43,773, $42,735 and $36,943, respectively (50%, 34% and 22%, respectively, of total commissions for such years); and brokerage commissions paid by the High Yield Fund to H. G. Wellington for the during 2002, 2003 and 2004 totaled $2,506, $1,239 and $0, respectively (1%, 0.33% and 0%, respectively, of total commissions for years). The percentage of the Balanced, Growth and High Yield Funds' aggregate dollar amount of transactions involving the payment of commissions effected through H.
G. Wellington during the most recent fiscal year were 18%, 31% and 0%, respectively. Thomas W. Grant, the President of the Adviser and H.G. Wellington, has less than a 5% ownership interest in the Adviser and H. G. Wellington.


CAPITAL STOCK AND OTHER SECURITIES

The Balanced and Growth Fund are currently authorized to issue 75,000,000 and 25,000,000 shares of Common Stock, par value $1.00 per share, respectively; the High Yield Fund is currently authorized to issue 50,000,000 shares of capital stock, par value $1.00 per share, which shares are divided into two classes: the Individual Investor Class and the Institutional Class. Except as noted below, each share of capital stock of each Fund, regardless of class, has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions within such Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. In general, shares will be voted in the aggregate except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. The Funds' shares do not have cumulative voting rights for the election of Directors. In the event of liquidation, each share of stock of each Fund is entitled to its portion of all of such Fund's assets after all debts and expenses of such Fund have been paid. There are no conversion, preemptive or other subscription rights in connection with any shares of any Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

Shares of capital stock of the High Yield Fund are divided into two classes: the Individual Investor Class and the Institutional Class. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) each class of shares has different class designations; (ii) only the holders of the Individual Investor Class of shares of the Fund are entitled to vote on matters pertaining to the Individual Investor Class Plan and any related agreements applicable to that class in accordance with the provisions of Rule 12b-1 of the Investment Company Act;
(iii) only the holders of the Institutional Class of shares of the High Yield Fund are entitled to vote on matters pertaining to the Institutional

Class Plan and any related agreements applicable to that class in accordance with the provisions of Rule 12b-1 of the Investment Company Act. Payments that are made under the Plan will be calculated and charged daily to the appropriate class of shares prior to determining daily net asset value per share and dividends / distributions.

PURCHASE, REDEMPTION, EXCHANGE AND PRICING OF FUND SHARES

The material relating to the purchase, redemption and exchange of Fund shares appearing in the section entitled "Shareholder Guide" of the Prospectus to which this Statement of Additional Information relates is incorporated herein by reference.

The net asset value per share or "NAV" for each class of the Fund's shares is determined by subtracting the Fund's liabilities applicable to such class from the value of the Fund's assets applicable to such class and dividing the remainder by the number of outstanding shares of such class.

Under the Investment Company Act, the Board of Directors of each Fund is responsible for determining, in good faith, the fair value of securities held by such Fund. In accordance with procedures adopted by the Board of Directors of each Fund, the value of investments listed or traded on a national securities exchange (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Securities listed on the NASDAQ National Market System (other than options on stock and stock indices) are valued using the NASDAQ Official Closing Price (the "NOCP"). Corporate bonds (other than convertible debt securities) and United States Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. A security will be valued at fair value, considering factors determined in good faith by the Adviser under procedures established by and under the general supervision of each of the Fund's Board of Directors, if an extraordinary event, which is likely to affect the value of such security, occurs after the close of an exchange on which such security is traded.

Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors of each of the Funds. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was sixty (60) days or less, unless this is determined by the applicable Board of Directors not to represent fair value. Short-term securities with remaining maturities of sixty (60) days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

The Funds will compute their net asset values as of 4:00 P.M., Eastern Time on each day that the New York Stock Exchange is open for trading (except on days on which no orders to purchase, sell or redeem shares have been received by such Fund or days on which changes in the value of such Fund's portfolio securities do not affect net asset value). In the event that the New York Stock Exchange closes early on any business day, the net asset value of the Funds' shares shall be determined at a time between such closing and 4:00 P.M., Eastern Time.

TAXATION OF THE FUNDS

Each of the Funds is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). This relieves each Fund (but not its shareholders) from paying federal income tax on income that is distributed to shareholders and permits net long-term capital gains of such Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of its shareholders, regardless of how long shareholders have held their shares in such Fund.

Qualification of a Fund as a regulated investment company requires, among other things, that (a) at least ninety percent (90%) of its annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) it diversify its holdings so that, at the end of each quarter of the taxable year (i) at least fifty percent (50%) of the market value of its assets is represented by cash, United States Government securities and other securities limited in respect of any one issuer to an amount not greater than five percent (5%) of the market value of its assets and ten percent (10%) of the outstanding voting securities of such issuer, and (ii) not more than twenty-five percent (25%) of the value of its assets is invested in the securities of any one industry (other than United States Government securities); and (c) it distribute to its shareholders at least ninety percent (90%) of its net investment income (including short-term capital gains) other than long-term capital gains in each year.

Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by such Fund for more than one (1) year. Other gains or losses on the sale of securities will be short-term capital gains or losses. Certain of the Funds' transactions may be subject to wash sale, short sale, conversion transaction and straddle provisions of the Internal Revenue Code. In addition, debt securities acquired by the Funds may be subject to original issue discount and market discount rules.

In addition, positions that are part of a straddle will be subject to certain wash sale and short sale provisions of the Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by that Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

Each Fund is required to distribute ninety-eight percent (98%) of its ordinary income in the same calendar year in which it is earned. Each Fund is also required to distribute during the calendar year ninety-eight percent (98%) of the capital gain net income it earned during the twelve (12) months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve (12) month period ending on October 31 of such prior year, respectively. Each Fund will be subject to a nondeductible four percent (4%) excise tax on the undistributed amount to the extent that it does not meet these distribution requirements. Income on which a Fund pays income tax is treated as distributed for the purposes of this excise tax.

Any dividends paid shortly after a purchase by you may have the effect of reducing the per share net asset value of your shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, you should carefully consider, prior to purchasing any shares of any Fund, the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this Statement of Additional Information. If you are a foreign shareholder, you are advised to consult your own tax advisers with respect to the particular tax consequences to you of an investment in a Fund.

DISTRIBUTION

Each Fund maintains a distribution expense plan (individually, a "Plan"; collectively, the "Plans") pursuant to Rule 12b-1 under the Investment Company Act pursuant to which the Balanced and Growth Funds incur the expenses of distributing their respective shares and the High Yield Fund incurs the expenses of distributing its shares of the

Individual Investor Class of shares. Such expenses include (but are not limited to) advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors (i) individually and in the aggregate, up to twenty-five hundredths of one percent (.25%) per annum of the average daily net assets of the Balanced Fund Growth Fund and High Yield Fund Individual Inestor Class of shares, as the case may be, for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25 of 1%) of up to (A) twenty-five hundredths of one percent (.25%) per annum of its average daily net assets with respect to the Balanced Fund and (B) thirty-five hundredths of one percent (.35%) per annum of the average daily net assets of each of the Growth Fund and the High Yield Fund's Individual Investor Class of shares. Amounts paid by the Funds under the Plans for advertising, printing, postage and sales-related expenses (travel, telephone, and sales literature) for the most recent fiscal year are set forth below:

                                                                                        High Yield Fund
                                    Balanced Fund            Growth Fund          (Individual Investor Class)
                Advertising            $323,160                $10,658                      $10,805
                   Printing            $172,749                $8,632                       $5,689
                    Postage            $33,084                 $1,205                       $1,040
     Sales-related expenses           $2,586,841              $112,829                     $145,530
                      Total           $3,115,834              $133,324                   $163,064 (1)

(1)   net of $43,522 which was assumed by the Adviser.

Pursuant to the terms of each Plan, the Board of Directors of each Fund will review at least quarterly a written report of the distribution expenses incurred on behalf of such Fund. Each report will include an itemization of the distribution expenses incurred by such Fund and the purpose of each expenditure.

Each of the Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the applicable Fund, including a majority vote of the Directors who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of such Plan or in any agreement related to such Plan (the "Rule 12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such continuance. Each of the Fund's Plans may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors of such Fund or by the vote of the holders of a majority of the outstanding shares of the applicable class of stock of such Fund on not more than sixty (60) days, nor less than thirty (30) days, written notice to any other party to such Plan. None of the Fund's Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class of stock of such Fund, and all material amendments are required to be approved by the Board of Directors of such Fund in the manner described above. Each of the Plans will automatically terminate in the event of its assignment. None of the Funds will be obligated to pay expenses incurred under such Fund's Plan(s) if it is terminated or not continued.

The Balanced Fund's Plan was adopted on June 21, 1984 and approved on June 10, 2004 by the Board of Directors of the Balanced Fund, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such Plan; the Growth Fund's Plan was adopted on June 6, 1997 and approved on June 10, 2004 by the Board of Directors of the Growth Fund, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such Plan; the High Yield Fund's Individual Investor Class Plan was adopted on June 15, 1999 and approved on June 10, 2004 by the Board of Directors of the High Yield Fund, including the Rule 12b-1 Directors, at a meeting called for the purpose of voting on such Plan.

Pursuant to the terms of each Plan, the Balanced, Growth and High Yield Funds have entered into a distribution agreement (the "Distribution Agreement") with H.G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005 ("H. G. Wellington"). Under the Distribution Agreements, H. G. Wellington serves as distributor of the Funds' shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal. Each of the Distribution Agreements will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the applicable Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. Each of the Distribution Agreements may be terminated at any time, without penalty, by a vote of a majority of the Rule 12b-1 Directors of the applicable Fund or by a vote of the holders of a majority of the outstanding shares of such Fund on sixty (60) days written notice to the Distributor or by the Distributor on sixty
(60) days written notice to such Fund.

The Distribution Agreement between the Balanced Fund and H. G. Wellington was adopted on June 11, 1998 and approved on June 10, 2004 by the Board of Directors of the Balanced Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such agreement; the Distribution Agreement between the Growth Fund and H. G. Wellington was adopted on July 1, 1998 and approved on June 10, 2004 by the Board of Directors of the Growth Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such agreement; and the Distribution Agreement between the High Yield Fund and H. G. Wellington was adopted on June 15, 1999 and approved on June 10, 2004 by the Board of Directors of the High Yield Fund, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such agreement.

In connection with this offering, the Balanced, Growth and High Yield Funds and
H. G. Wellington have been represented by single counsel. Therefore, to the extent that such Funds and this offering would benefit by further independent review, such benefit will not be available in this offering.

CALCULATION OF PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN

Each Fund may from time to time advertise its average annual total return. Average annual total return is computed according to the following formula:

                                P(1+T)^(n) = ERV

       Where:    P =  a hypothetical initial payment of $1,000.00
                 T =  average annual total return
                 n =  number of years
               ERV = ending redeemable value of a hypothetical $1,000.00 payment made at the beginning of the one, five or ten year periods (or fractional portion thereof)

Average annual total return does not take into account any federal or state income taxes that may be payable upon redemption.

YIELD QUOTATION

The High Yield Fund may from time to time advertise its 30-day yield. The 30-day yield is computed according to the following formula:

                                  a-b
                              2[(-----)+1)^6  - 1]
                                   cd

       Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
                 d = the maximum offering price per share on the last day of the period

      You should note that the Funds' performance may be compared in publications (i) to the performance of various indices and investments for which performance data, believed to be reliable, is available, and (ii) to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended December 31, 2004 and the report therein of Ernst & Young LLP are incorporated herein by reference to the Funds' Annual Report and the unaudited financial statements of the Funds for the period ended June 30, 2004 are incorporated herein by reference to the Funds' Semi-Annual Report. Copies of such reports are available upon request by writing to Pax World at 222 State Street, Portsmouth, NH 03801-3853, telephoning Pax World (toll-free) at 800-767-1729, visiting Pax World's web site at www.paxworld.com or visiting the SEC's web site at www.sec.gov.

                                     PART C

                                OTHER INFORMATION

Item 22.      Financial Statements.

         (a) Financial Statements included in the Prospectus and Statement of Additional Information constituting Parts A and B of this Registration Statement:

                           Part A - Financial Highlights

                           Part B - Statements of Assets and Liabilities, Operations, Changes in Net Assets, Notes to Financial Statements, all as of December 31, 2004, and Independent Registered Public Accounting Firm's Report.

Item 23.      Exhibits:

         (a)      Articles of Incorporation.

                  (i) Certificate of Incorporation. Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 1, 1999 -- Registration No. 333-82133 (the "Registration Statement").

                  (ii) Certificate of Amendment of Certificate of Incorporation. Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 30, 2004
                           - Registration No. 333-82133 ("Post-Effective Amendment No. 6").

         (b)      By-Laws. Incorporated by reference to the Registration
                  Statement.

         (c) Instruments Defining Rights of Security Holders. Incorporated by reference to the Registration Statement.

         (d)      Investment Advisory Contracts.

                  (i) Form of Advisory Agreement between the Registrant and Pax World Management Corp. Incorporated by reference to the Registrant's Registration Statement.

                  (ii) Form of Addendum to Advisory Agreement between the Registrant and Pax World Management Corp. Incorporated by reference to Post-Effective Amendment No. 6.

         (e) Underwriting Contracts. Form of Distribution Agreement between the Registrant and H. G. Wellington & Co., Inc. Incorporated by reference to the Registration Statement.

         (f)      Bonus or Profit Sharing Contracts. Not applicable.

         (f)      Custodian Agreements.

                  (i) Form of Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to the Registration Statement.

                  (ii) Form of Data Access Services Addendum to Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to the Registration Statement.

                  (iii) Form of Funds Transfer Addendum to Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to the Registration Statement.

         (g)      Other Material Contracts.

                  (i) Form of Transfer Agency Services Agreement between the Registrant and PFPC, Inc. Incorporated by reference to the Registration Statement.

                  (ii) Form of Transfer Agency Services Fee Agreement between the Registrant and PFPC, Inc. Incorporated by reference to the Registration Statement.

                  (iii) Form of Transfer Agency Services Fee Waiver Agreement between the Registrant and PFPC, Inc. Incorporated by reference to the Registration Agreement.

         (h)      Legal Opinion.

                  (i) Opinion of Counsel (with respect to the Individual Investor Class). Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on February 16, 1999 -- Registration No. 333-82133 ("Pre-Effective Amendment No. 1").

                  (ii) Opinion of Counsel (with respect to the Institutional Investor Class). Incorporated by reference to Post-Effective Amendment No. 6.

                  (iii)    Representation and Consent of Counsel.

         (i)      Other Opinions.

                  (i) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

                  (ii) Consent of Pannell Kerr Forster PC, Independent Certified Public Accountants.

         (j)      Omitted Financial Statements. Not applicable.

         (k) Initial Capital Agreements. Form of Purchase Agreement. Incorporated by reference to Pre-Effective Amendment No. 1.

         (l)      Rule 12b-1 Plan.

                  (i) Form of Distribution and Service Plan for the Individual Investor Class of Shares. Incorporated by reference to the Registration Statement.

                  (ii) Form of Distribution and Service Plan for the Institutional Investor Class of Shares. Incorporated by reference to Post-Effective Amendment No. 6.

         (m)      Rule 18f-3 Plan. Not applicable.

         (n) Codes of Ethics. Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 26, 2001 - Registration No. 333-82133.

Item 24. Persons Controlled by or under Common Control with the Fund.

         Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc., the Registrant and Pax World Money Market Fund, Inc. share a common investment adviser and thus may be deemed to be under common control, although the Registrant does not concede that they are under common control.

Item 25. Indemnification.

         As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Section 8.04 of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 145 of the General Corporation Law of the State of Delaware permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.

         Section 8 of the Advisory Agreement (Exhibit 4 to the Registration Statement) limits the liability of the Adviser to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

         The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

         Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

         (i) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

         (ii) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

         (iii) Such promise must be secured by a surety bond or other suitable insurance; and

         (iv) Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26. Business and Other Connections of the Investment Adviser.

         See "Management, Organization and Capital Structure of the Funds - Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services - Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

         The business and other connections of the Adviser's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is 222 State Street, Portsmouth, NH 03801.

NAME                                POSITION(S) HELD WITH THE                   PRINCIPAL OCCUPATION(S)
----                                        ADVISER                             -----------------------
                                            -------

Katherine Shadek Boyle              Senior Vice President;             Senior Vice President, Pax World
                                    Director                           Management Corp.

Thomas W. Grant                     President; Director                President, Pax World Management Corp.;
                                                                       Vice Chairman of the Board and President,
                                                                       Pax World Balanced Fund, Inc.; President,
                                                                       Pax World Growth Fund, Inc.; President,
                                                                       Pax World High Yield Fund, Inc.;
                                                                       President, Pax World Money Market Fund,
                                                                       Inc.; President, H. G. Wellington & Co.,
                                                                       Inc.

James M. Shadek                     Senior Vice President for          Senior Vice President for Social Research
                                    Social Research; Secretary;        and Secretary, Pax World Management
                                    Director                           Corp.; Treasurer, Pax World Growth Fund,
                                                                       Inc.; Treasurer, Pax World High Yield
                                                                       Fund, Inc.; Account Executive, H. G.
                                                                       Wellington & Co., Inc.

Laurence A. Shadek                  Chairman of the Board;             Chairman of the Board, Pax World
                                    Director                           Management Corp.; Chairman of the Board,
                                                                       Pax World Balanced Fund, Inc.; Chairman of
                                                                       the Board, Pax World Growth Fund, Inc.;
                                                                       Chairman of the Board, Pax World High
                                                                       Yield Fund, Inc.; Executive Vice
                                                                       President, Pax World Money Market Fund,
                                                                       Inc.; Executive Vice President, H. G.
                                                                       Wellington & Co., Inc.

Thomas F. Shadek                    Senior Vice President              Senior Vice President - Marketing, Pax
                                    - Marketing; Director              World Management Corp.

Janet Lawton Spates                 Chief Financial Officer and        Chief Financial Officer and Treasurer,
                                    Treasurer                          Pax World Management Corp.; Treasurer,
                                                                       Pax World Balanced Fund, Inc.; Assistant
                                                                       Treasurer, Pax World Growth Fund, Inc.;
                                                                       Assistant Treasurer, Pax World High Yield
                                                                       Fund, Inc.

Item 27. Principal Underwriters

         Not applicable.

Item 28. Location of Accounts and Records

         The accounts, books and other documents relating to shareholder accounts and activity required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained by PFPC, Inc. and are located at 760 Moore Road, King of Prussia, PA 19406-1212. All other accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained by the Fund at 222 State Street, Portsmouth, NH 03801 and by State Street Bank and Trust Company at 225 Franklin Street, Boston, MA 02110. The Applicant's corporate minute books are kept at the law offices of Kurzman Karelsen & Frank, LLP, 230 Park Avenue, New York, NY 10169.

Item 29. Management Services

         Other than as set forth under the caption "Management, Organization and Capital Structure of the Funds - Adviser" in the Prospectus and the caption "Investment Advisory and Other Services - Adviser" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registrant's Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registrations statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, as of the 29th day of April, 2005.

                                             PAX WORLD HIGH YIELD FUND, INC.

                                             By:   /s/ Thomas W. Grant
                                                  ---------------------------
                                                     Thomas W. Grant
                                                     President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                            TITLE                      DATE
                 ---------                            -----                      ----

         /s/ Laurence A. Shadek                Chairman of the Board,           4/29/05
         --------------------------            Director
         Laurence A. Shadek

         /s/ Thomas W. Grant                   President, Director              4/29/05
         --------------------------
         Thomas W. Grant

         /s/ James M. Shadek                   Treasurer                        4/29/05
         --------------------------
         James M. Shadek

         /s/ Carl H. Doerge, Jr.               Director                         4/29/05
         --------------------------
         Carl H. Doerge, Jr.

         /s/ James M. Large, Jr.               Director                         4/29/05
         --------------------------
         James. M. Large, Jr.

         /s/ Louis F. Laucirica                Director                         4/29/05
         --------------------------
         Louis F. Laucirica

         /s/ Esther J. Walls                   Director                         4/29/05
         --------------------------
         Esther J. Walls

                          PAX WORLD BALANCED FUND, INC.

                                  Exhibit Index

1(a).    Certificate of Incorporation.*

1(b).    Certificate of Amendment of Certificate of Incorporation.*

2.       By-Laws.*

3.       Instruments defining rights of security holders.*

4(a). Form of Advisory Agreement between the Registrant and Pax World Management Corp.*

4(b) Form of Addendum to Advisory Agreement between the Registrant and Pax World Management Corp.*

5. Form of Distribution Agreement between the Registrant and H. G. Wellington & Co., Inc.*

6.       Not applicable.

7(a). Form of Custodian Contract between the Registrant and State Street Bank and Trust Company.*

7(b). Form of Funds Transfer Addendum to Custodian Contract between the Registrant and State Street Bank and Trust Company.*

7(c). Form of Funds Transfer Addendum to Custodian Contract between the Registrant and State Street Bank and Trust Company.*

8(a). Form of Transfer Agency Services Agreement between the Registrant and PFPC, Inc.*

8(b). Form of Transfer Agency Services Fee Waiver Agreement between the Registrant and PFPC, Inc.*

9(a).    Opinion of Counsel.*

9(b).    Representation and Consent of Counsel.**

10(a). Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.**

10(b). Consent of Pannell Kerr Forster PC, Independent Certified Public Accountants.**

11.      Not applicable.

12.      Form of Purchase Agreement.*

13(a). Form of Distribution and Service Plan with respect to the Individual Investor Class of Shares.*

13(b). Form of Addendum to Distribution and Service Plan with respect to the Individual Investor Class of Shares.*

14.      Not applicable.

15.      Codes of Ethics.*

---------

*        Previously filed and not filed herewith.

**       Filed herewith.